Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

made by

THE BABCOCK & WILCOX COMPANY

and certain Subsidiaries of the Borrower

in favor of

BANK OF AMERICA, N.A., as Administrative Agent,

for the ratable benefit of the Secured Parties

Dated as of June 8, 2012

ii

		Page

7.13.	Releases; Termination of this Agreement	32

7.14.	Amendment and Restatement	33

iii

Schedule 3.3 – Perfected First Priority Liens

Schedule 3.4 – Name; Jurisdiction of Organization, etc.

Schedule 3.5 – Inventory and Equipment

Schedule 3.7 – Investment Property

Schedule 3.9 – Intellectual Property

Schedule 3.10 – Commercial Tort Claims

Exhibit A – Intellectual Property Notices

This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of June 8, 2012, made by each of the signatories hereto (together with any other grantor that may become a party hereto as provided herein, the “Grantors”), in favor of BANK OF AMERICA, N.A., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties in connection with that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among THE BABCOCK & WILCOX COMPANY, a Delaware corporation, as the borrower thereunder, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuers. This Agreement amends and restates in its entirety that certain Pledge and Security Agreement, dated as of May 3, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Initial Pledge”), made by the Grantors for the benefit of the Secured Parties.

Pursuant to the Credit Agreement, the Lenders have severally agreed to make Credit Extensions to the Borrower.

This Agreement is required by the terms of the Credit Agreement.

In consideration of the mutual covenants and agreements contained herein and in the other Loan Documents, the parties hereto covenant and agree as follows:

SECTION 1. DEFINED TERMS

1.1. Definitions.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Account Debtor, As-Extracted Collateral, Certificated Security, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Commodity Intermediary, Consumer Goods, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangibles, Goods (as defined in Article 9 of the New York UCC), Instruments, Inventory, Letter-of-Credit Rights, Manufactured Homes, Money, Payment Intangibles, Securities Account, Securities Intermediary, Security, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the preamble.

“After-Acquired Intellectual Property” shall have the meaning assigned to such term in Section 4.10(i).

“Agreement” shall mean this Amended and Restated Pledge and Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral” shall have the meaning assigned to such term in Section 2.1.

“Collateral Account” shall mean any collateral account established by the Administrative Agent as provided in Sections 5.1 or 5.4.

“Collateral Account Funds” shall mean, collectively, the following: all funds (including all trust monies) and investments (including all cash equivalents) credited to, or purchased with funds from, any Collateral Account and all certificates and instruments from time to time representing or evidencing such investments; all Money, notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Administrative Agent for or on behalf of any Grantor in substitution for, or in addition to, any or all of the Collateral; and all interest, dividends, cash, instruments and other property from time to time received in, receivable or otherwise distributed to the Collateral Account in respect of or in exchange for any or all of the items constituting Collateral.

“Contracts” shall mean all contracts and agreements between any Grantor and any other Person (in each case, whether written or oral, or third party or intercompany) as the same may be amended, assigned, extended, restated, supplemented, replaced or otherwise modified from time to time including (a) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (c) all rights of any Grantor to damages arising thereunder and (d) all rights of any Grantor to terminate and to perform and compel performance of, such Contracts and to exercise all remedies thereunder.

“Copyright Licenses” shall mean any agreement, whether written or oral, naming any Grantor as licensor or licensee (including those listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time)), granting any right in, to or under any Copyright, including the grant of rights to publicly perform, display, copy, prepare derivative works or distribute under any Copyright. This term shall exclude implied licenses and any rights obtained or granted under a copyright pursuant to the doctrines of first sale or estoppel.

“Copyrights” shall mean (a) all copyrights arising under the laws of the United States, any other country, or union of countries, or any political subdivision of any of the foregoing, whether registered or unregistered and whether published or unpublished (including those listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time)), all registrations and recordings thereof, and all applications in connection therewith and rights corresponding thereto throughout the world, including all registrations, recordings and applications in the United States Copyright Office, and all Mask Works (as defined in 17 USC 901), (b) the right to, and to obtain, all extensions and renewals thereof, and the right to sue for past, present and future infringements of any of the foregoing, (c) all proceeds of the foregoing, including license, royalties, income, payments, claims, damages, and proceeds of suit and (d) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Credit Agreement” shall have the meaning assigned to such term in the preamble.

“Excluded Assets” shall mean:

(a) any lease, license, contract, property right or agreement to which any Grantor is a party or any of its rights or interests thereunder if, and only for so long as, the grant of a security interest hereunder shall constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above;

(b) all Security Entitlements, Securities Accounts, Deposit Accounts, Financial Assets, Letter-of-Credit Rights (other than Letter-of-Credit Rights constituting a Supporting Obligation), Commodity Contracts and Commodity Accounts to which any Grantor has any right, title or interest;

(c) the Excluded Stock; and

(d) all cars, trucks, trailers and other vehicles covered by a certificate of title under the laws of any state to which any Grantor has any right, title or interest.

“Excluded Stock” shall mean:

(e) the Voting Stock of any Foreign Subsidiary in excess of 65% of the outstanding Voting Stock of such Foreign Subsidiary;

(f) the Stock and Stock Equivalents of any BWXT Entity;

(g) the Stock and Stock Equivalents of any Captive Insurance Subsidiary;

(h) the Stock and Stock Equivalents of any Joint Venture to the extent that the Constituent Documents of such Joint Venture prohibit such a security interest to be granted to the Administrative Agent; and

(i) the Stock and Stock Equivalents of (i) any Subsidiary that is not a Loan Party or (ii) any Joint Venture, to the extent that such Subsidiary or Joint Venture has incurred Non-Recourse Indebtedness the terms of which either (A) require security interests in such Stock and Stock Equivalents to be granted to secure such Non-Recourse Indebtedness or (B) prohibit such a security interest to be granted to the Administrative Agent.

“Grantors” shall have the meaning assigned to such term in the preamble.

“Insurance” shall mean all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof).

“Intellectual Property” shall mean the collective reference to all intellectual property rights whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets and the Trade Secret Licenses.

“Intellectual Property Security Agreement” shall mean a Notice of Grant of Security Interest in substantially the form of Exhibit A or such other form as may be approved by the Administrative Agent and the applicable Grantor.

“Intercompany Note” shall mean any promissory note evidencing Indebtedness permitted to be incurred pursuant to Section 7.01(f) of the Credit Agreement with respect to any outstanding intercompany obligations and advances owed by or to a Loan Party.

“Investment Property” shall mean the collective reference to (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Excluded Stock), including all Certificated Securities and Uncertificated Securities and (b) whether or not otherwise constituting “investment property,” all Pledged Notes and all Pledged Equity Interests.

“Licensed Intellectual Property” shall have the meaning assigned to such term in Section 3.9(a).

“Material Intellectual Property” shall have the meaning assigned to such term in Section 3.9(b).

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Owned Intellectual Property” shall have the meaning assigned to such term in Section 3.9(a).

“Patent License” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to make, use, import, offer for sale, or sell any invention covered in whole or in part by a Patent, including any of the foregoing listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time). This term shall exclude implied licenses and any rights obtained or granted under a patent pursuant to the doctrines of exhaustion or estoppel.

“Patents” shall mean (a) all United States patents, patents issued by any other country, union of countries or any political subdivision of any of the foregoing, and all reissues and extensions thereof, including any of the foregoing listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time), (b) all patent applications pending in the United States or any other country or union of countries or any political subdivision of any of the foregoing and all divisions, continuations and continuations-in-part thereof, including any of the foregoing listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time), (c) all rights to, and to obtain, any reissues or extensions of the foregoing and (d) all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Pledged Equity Interests” means the Pledged Interests, including the Stock and Stock Equivalents of the Subsidiaries owned by such Grantor as set forth on Schedule 3.7(a) (as such schedule may be amended or supplemented from time to time), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(j) all Stock and Stock Equivalents representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(k) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Stock and Stock Equivalents of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of a Grantor.

“Pledged LLC/Partnership Interests” means, with respect to any Grantor, the entire partnership, membership interest or limited liability company interest, as applicable, of such Grantor in each partnership, limited partnership or limited liability company owned thereby, including, without limitation, such Grantor’s capital account, its interest as a partner or member, as applicable, in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of any such partnership, limited partnership or limited liability company, as applicable, such Grantor’s interest in all distributions made or to be made by any such partnership, limited partnership or limited liability company, as applicable, to such Grantor and all of the other economic rights, titles and interests of such Grantor as a partner or member, as applicable, of any such partnership, limited partnership or limited liability company, as applicable, whether set forth in the partnership agreement or membership agreement, as applicable, of such partnership, limited partnership or limited liability company, as applicable, by separate agreement or otherwise.

“Pledged Notes” shall mean all promissory notes now owned or hereafter acquired by any Grantor, including those listed on Schedule 3.7(b) (as such schedule may be amended or supplemented from time to time) and all Intercompany Notes at any time issued to or held by any Grantor (other than (a) promissory notes in an aggregate principal amount not to exceed $5,000,000 at any time outstanding issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and (b) promissory notes constituting Cash Equivalents that are held by any Grantor).

“Pledged Securities” shall mean the collective reference to the Pledged Notes and the Pledged Equity Interests.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” shall mean all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable.

“Secured Obligations” shall mean (a) with respect to the Borrower, the Obligations and the Borrower Guaranteed Obligations (as defined in the Guaranty) and (b) with respect to each Grantor other than the Borrower, such Grantor’s Guaranteed Obligations (as defined in the Guaranty).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trademark License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trademark, including any of the foregoing referred to in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time). This term shall exclude implied licenses and any rights obtained or granted under a trademark pursuant to the doctrines of first sale or estoppel.

“Trademarks” shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, designs and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, union of countries, or any political subdivision of any of the foregoing, or otherwise, and all common-law rights related thereto, including any of the foregoing listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time), (b) the right to, and to obtain, all renewals thereof, (c) the goodwill of the business symbolized by the foregoing and (d) the right to sue for past, present and future infringements or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

“Trade Secret License” shall mean any agreement, whether written or oral, providing for the grant by or to any Grantor of any right in, to or under any Trade Secret, including any of the foregoing listed in Schedule 3.9(a) (as such schedule may be amended or supplemented from time to time). This term shall exclude implied licenses and any rights obtained or granted under a trade secret pursuant to the doctrine of estoppel.

“Trade Secrets” shall mean (a) all trade secrets and all other confidential or proprietary information and know how whether or not reduced to a writing or other tangible form, (b) all documents and things embodying, incorporating or describing such Trade Secrets, and (c) the right to sue for past, present and future misappropriations of any Trade Secret and all proceeds of the foregoing, including royalties, income, payments, claims, damages and proceeds of suit.

1.2. Other Definitional Provisions. Without limiting the general applicability of the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Sections 1.02 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 2. GRANT OF SECURITY INTEREST;

CONTINUING LIABILITY UNDER COLLATERAL

2.1. Grant of Security Interest. Each Grantor hereby grants and pledges to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following property, in each case, wherever located and whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Secured Obligations:

(a) all Accounts;

(b) all As-Extracted Collateral;

(c) all Chattel Paper;

(d) all Collateral Accounts and all Collateral Account Funds;

(e) all Commercial Tort Claims from time to time specifically described on Schedule 3.10;

(f) all Contracts;

(g) all Documents;

(h) all Equipment;

(i) all Fixtures;

(j) all General Intangibles;

(k) all Goods;

(l) all Instruments;

(m) all Insurance;

(n) all Intellectual Property;

(o) all Inventory;

(p) all Investment Property;

(q) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time pertain to or evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(r) to the extent not otherwise included, all Proceeds, goodwill, products, accessions, rents and profits of any and all of the foregoing and all collateral security, Supporting Obligations and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding any other provision set forth in this Section 2.1, this Agreement shall not, at any time, constitute a grant of a security interest in any property that is, at such time, an Excluded Asset, and the term “Collateral” and each of the defined terms incorporated therein shall exclude the Excluded Assets.

2.2. Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (a) each Grantor shall remain liable for all obligations under and in respect of the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (b) each Grantor shall remain liable under and each of the agreements included in the Collateral, including any Receivables, any Contracts and any agreements relating to Pledged LLC/Partnership Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related hereto nor shall the Administrative Agent nor any other Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to any Receivables, any Contracts or any agreements relating to Pledged LLC/Partnership Interests and (c) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, including any agreements relating to any Receivables, any Contracts and any agreements relating to Pledged LLC/Partnership Interests.

2.3. Foreign Action. Notwithstanding anything to the contrary herein, to the extent any Collateral is located in any jurisdiction outside the United States, or the creation or perfection of a lien in any Collateral requires any action or documentation outside the United States, no such action or documentation outside the United States shall be required with respect to such Collateral.

SECTION 3. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and make their respective Credit Extensions, each Grantor hereby represents and warrants to the Secured Parties that:

3.1. Representations in Credit Agreement.

In the case of each Grantor, the representations and warranties set forth in Article V of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3.l, be deemed to be a reference to such Grantor’s knowledge.

3.2. Title; No Other Liens. Such Grantor owns or licenses or otherwise has the right to use each item of the Collateral free and clear of any and all Liens, including Liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as grantor under a security agreement entered into by another Person, except for Liens expressly permitted by Section 7.02 of the Credit Agreement. No effective financing statement, mortgage or other public notice indicating the existence of a Lien with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are expressly permitted by Section 7.02 of the Credit Agreement.

3.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3.3 (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in duly completed and duly executed form, as applicable, and may be filed by the Administrative Agent at any time) and payment of all filing fees, will constitute valid fully perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Secured Obligations, enforceable in accordance with the terms hereof, to the extent such security interest in such Collateral can be perfected by (i) the filing of a financing statement under the Uniform Commercial Code of any jurisdiction, (ii) the filing with the United States Patent and Trademark Office or the United States Copyright Office of an Intellectual Property Security Agreement, or (iii) the possession of such Collateral, and (b) are prior to all other Liens on the Collateral, except for Liens expressly permitted by Section 7.02 of the Credit Agreement. Without limiting the foregoing, each Grantor has taken all actions necessary or desirable under all Requirements of Law of the United States and of any state, territory or possession thereof, including those specified in Section 4.2 to (i) establish the Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the New York UCC) over any portion of the Investment Property constituting Certificated Securities, Uncertificated Securities (each as defined in the New York UCC), other than any such Investment Property issued by a Foreign Subsidiary to the extent establishing “control” over such Investment Property would require actions under the Requirements of Law of a jurisdiction other than the United States or any state, territory or possession thereof, (ii) establish the Administrative Agent’s control (within the meaning of Section 9-105 of the New York UCC) over all Electronic Chattel Paper and (iii) establish the Administrative Agent’s “control” (within the meaning of Section 16 of the Uniform Electronic Transaction Act as in effect in the applicable jurisdiction “UETA”) over all “transferable records” (as defined in UETA).

3.4. Name; Jurisdiction of Organization, etc. On the date hereof, such Grantor’s exact legal name (as indicated on the public record of such Grantor’s jurisdiction of formation or organization), jurisdiction of organization, organizational identification number, if any, United States taxpayer identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 3.4. Each Grantor is organized solely under the law of the jurisdiction so specified and has not filed any certificates of domestication, transfer or continuance in any other jurisdiction. Except as otherwise indicated on Schedule 3.4, the jurisdiction of each such Grantor’s organization of formation is required to maintain a public record showing the Grantor to have been organized or formed. Except as specified on Schedule 3.4, as of the Closing Date (or the date of any applicable Joinder Agreement hereto in the case of an Additional Grantor) no such Grantor has changed its name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years and has not within the last five years become bound (whether as a result of merger or otherwise) as a grantor under a security agreement entered into by another Person, which has not heretofore been terminated.

3.5. Inventory and Equipment.

(a) On the date hereof, the material Inventory, Fixtures and Equipment (other than mobile goods, Inventory in transit, and Inventory, Fixtures and Equipment located outside the United States of America) that is included in the Collateral are kept at the locations listed on Schedule 3.5.

(b) Any Inventory now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance in all material respects with the requirements of all applicable laws and regulations, including the Fair Labor Standards Act, as amended.

(c) No material portion of the Inventory, Fixtures or Equipment that is included in the Collateral is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the New York UCC) therefor or is otherwise in the possession of any bailee or warehouseman.

3.6. Types of Collateral. None of the Collateral constitutes, or is the Proceeds of (a) Farm Products, (b) As-Extracted Collateral, (c) Consumer Goods, (d) Manufactured Homes, (e) standing timber, or (f) as of the Closing Date, aircraft, airframe, aircraft engine, aircraft lease or any other related property.

3.7. Investment Property.

(a) Schedule 3.7(a) hereto sets forth under the heading “Pledged Equity Interests” all of the Pledged Equity Interests as of the Closing Date, and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such schedule. Schedule 3.7(b) sets forth under the heading “Pledged Notes” all of the Pledged Notes owned by any Grantor as of the Closing Date, and all of such Pledged Notes have been duly authorized, authenticated or issued, and delivered and are the legal, valid and binding obligation of the issuers thereof enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law, and constitute all of the issued and outstanding indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor.

(b) The shares of Pledged Equity Interests pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of Stock and Stock Equivalents owned by such Grantor in each issuer thereof (other than Excluded Stock).

(c) The Pledged Equity Interests have been duly and validly issued and, except as set forth on Schedule 3.7(a) hereto, are fully paid and nonassessable (to the extent applicable).

(d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Liens expressly permitted by Section 7.02 of the Credit Agreement, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests.

3.8. Receivables.

(a) No amount payable to such Grantor under or in connection with any Receivable in excess of $5,000,000 that is included in the Collateral is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Administrative Agent or constitutes Electronic Chattel Paper that has not been subjected to the control (within the meaning of Section 9-105 of the New York UCC) of the Administrative Agent.

(b) Each Receivable that is included in the Collateral (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law, (iii) is not and will not be subject to any setoffs, defenses, taxes or counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (iv) is and will be in compliance with all applicable laws and regulations, except where the failure to comply with this Section 3.8(b) with respect to each Receivable would not reasonably be expected to have a Material Adverse Effect.

3.9. Intellectual Property.

(a) Schedule 3.9(a) lists all Copyrights, Patents, and Trademarks which are registered with the U.S. Patent and Trademark Office or the U.S. Copyright Office or are the subject of an application for registration with any such Governmental Authority, in each case which is owned by such Grantor in its own name on the date hereof (collectively, the “Owned Intellectual Property”). Except as set forth in Schedule 3.9(a), such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to all material Owned Intellectual Property and is otherwise entitled to grant to others the right to use (and, where applicable, itself use) all such material Owned Intellectual Property. Such Grantor has a valid and enforceable right to use all material Intellectual Property used by, or licensed to others by, such Grantor which is not Owned Intellectual Property either pursuant to one of the written material Copyright Licenses, Patent Licenses, Trademark Licenses, and/or Trade Secret Licenses listed on Schedule 3.9(a) and subject to the terms thereof (collectively, the “Licensed Intellectual Property”) or otherwise.

(b) On the date hereof all Owned Intellectual Property and all Licensed Intellectual Property, in each case, which is material to such Grantor’s business (collectively, the “Material Intellectual Property”), is valid, subsisting, unexpired and enforceable and has not been abandoned. The operation of such Grantor’s business as currently conducted or as contemplated to be conducted does not infringe, constitute a misappropriation of, dilute, or otherwise violate the Intellectual Property rights of any other Person where the same would have a Material Adverse Effect.

(c) No claim has been asserted that the use of the Material Intellectual Property does or may infringe upon or constitute a misappropriation of the rights of any other Person.

(d) To such Grantor’s knowledge, no decision or judgment has been rendered by any Governmental Authority or arbitrator in the United States or outside the United States which would materially limit or cancel the validity or enforceability of, or such Grantor’s rights in, any Material Intellectual Property. Such Grantor is not aware of any uses of any item of Material Intellectual Property that could reasonably be expected to lead to such item becoming invalid or unenforceable including unauthorized trademark uses by third parties and uses which were not supported by the goodwill of the business connected with Trademarks and Trademark Licenses.

(e) No action or proceeding is pending, or, to such Grantor’s knowledge, threatened, on the date hereof (i) seeking to limit, cancel or invalidate any Owned Intellectual Property, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor infringe any Patent, Trademark, Copyright, or misappropriate any Trade Secret or violate any other right of any other Person, or (iii) alleging that any Material Intellectual Property (A) owned by such Grantor or (B) licensed by such Grantor (to such Grantor’s knowledge), is being licensed or sublicensed in violation of any intellectual property or any other right of any other Person, in each case, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect. To such Grantor’s knowledge, no Person is engaging in any activity that infringes upon or misappropriates, or is otherwise an unauthorized use of, any Material Intellectual Property owned by Grantor. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not result in the termination of any of the Material Intellectual Property.

(f) With respect to each Copyright License, Trademark License, Trade Secret License and Patent License which license constitutes Material Intellectual Property or the loss of which could otherwise have a Material Adverse Effect: (i) such license is binding and enforceable against the other party thereto; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein (including, but not limited to, the enforceability of such rights and interests with respect to each such license), nor will the grant of such rights and interests (or the enforceability thereof) constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license; (iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; and (v) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license.

(g) Except as set forth on Schedule 3.9(g), such Grantor has made all filings and recordations and paid all required fees and taxes to maintain each and every item of registered Material Intellectual Property in full force and effect and to protect and maintain its interest therein.

(h) To the knowledge of such Grantor, (i) none of the Trade Secrets that constitute Material Intellectual Property of such Grantor have been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person without permission of such Grantor; and (ii) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor where the same would reasonably be expected to have a Material Adverse Effect.

(i) Such Grantor has taken commercially reasonable steps to exercise quality control over any licensee of such Grantor’s Trademarks.

3.10. Commercial Tort Claims. No Grantor has knowledge that it has any Commercial Tort Claims as of the date hereof individually or in the aggregate in excess of $5,000,000, except as set forth on Schedule 3.10.

3.11. Contracts. No amount payable to such Grantor under or in connection with any Contract which has a value in excess of $5,000,000 individually or $10,000,000 in the aggregate is evidenced by any Instrument or Tangible Chattel Paper which has not been delivered to the Administrative Agent or constitutes Electronic Chattel Paper that is not under the control (within the meaning of Section 9-105 of the New York UCC) of the Administrative Agent.

SECTION 4. COVENANTS

Each Grantor covenants and agrees with the Secured Parties that, as of the date hereof and until the termination of this Agreement in accordance with its terms:

4.1. Covenants in Credit Agreement. Each Grantor shall take, or shall refrain from taking, as the case may be, each action that is within its control and is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

4.2. Delivery and Control of Instruments, Chattel Paper, Negotiable Documents and Investment Property.

(a) If any of the Collateral having a value in excess of $5,000,000 individually or $10,000,000 in the aggregate is or shall become evidenced or represented by any Instrument, Certificated Security, Negotiable Document or Tangible Chattel Paper, such Instrument (other than checks received in the ordinary course of business), Certificated Security, Negotiable Documents or Tangible Chattel Paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement, and all of such property owned by any Grantor as of the Closing Date and represented in such form shall be delivered on the Closing Date.

(b) If any of the Collateral having a value in excess of $5,000,000 individually or $10,000,000 in the aggregate is or shall become “Electronic Chattel Paper” such Grantor shall ensure that (i) a single authoritative copy shall exist which is unique, identifiable, unalterable (except as provided in clauses (iii), (iv) and (v) of this paragraph), (ii) such authoritative copy identifies the Administrative Agent as the assignee and is communicated to and maintained by the Administrative Agent or its designee, (iii) copies or revisions that add or change the assignee of the authoritative copy can only be made with the participation of the Administrative Agent, (iv) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy and that is not the authoritative copy; (v) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision, and (vi) the Administrative Agent has “control” within the meaning of the New York UCC of such Electronic Chattel Paper.

(c) If any Collateral having a value in excess of $5,000,000 individually or $10,000,000 in the aggregate is or shall become an Uncertificated Security, such Grantor shall cause the issuer thereof, if such issuer is a Subsidiary of the Borrower, either (i) to register the Administrative Agent as the registered owner of such Uncertificated Security, upon original issue or registration of transfer or (ii) to agree in writing with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor and such actions shall be taken on or prior to the Closing Date with respect to any such Uncertificated Securities owned as of the Closing Date by any Grantor and the Grantor shall take or cause to be taken all such other actions as may be necessary for the Administrative Agent to have “control” defined in Article 8 of the New York UCC.

4.3. Maintenance of Insurance.

(a) Such Grantor will maintain insurance in accordance with Section 6.16 of the Credit Agreement, and furnish to the Administrative Agent, upon written request, a copy of such insurance policies.

(b) Such Grantor will deliver to the Administrative Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated as of a recent date showing the amount and types of insurance coverage as of such date, (ii) upon reasonable request of the Administrative Agent from time to time, reasonably detailed information as to the insurance carried, (iii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date and (iv) forthwith, notice of any cancellation or nonrenewal of coverage by such Grantor. To the extent applicable, the Administrative Agent shall be named as additional insured on all such liability insurance policies of such Grantor and the Administrative Agent shall be named as loss payee (and, where applicable, mortgagee) on all property and casualty insurance policies of such Grantor.

4.4. Payment of Obligations. Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment or charge need be paid if (a) the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein, or (b) the failure to so pay and discharge would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.5. Maintenance of Perfected Security Interest; Further Documentation.

(a) Except as otherwise expressly permitted by the Credit Agreement, such Grantor shall maintain each of the security interests created by this Agreement as a perfected security interest under all Requirements of Law of the United States and of any state, territory or possession thereof, having at least the priority described in Section 3.3 and shall defend such security interest against any claims and demands of any Persons (other than the Secured Parties), subject to the provisions of Section 7.13.

(b) Such Grantor shall furnish to the Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly authorize, execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request to be taken in the United States for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in the United States or any State, territory or possession thereof with respect to the security interests created hereby and in the case of Investment Property and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

4.6. Changes in Locations, Name, Jurisdiction of Incorporation, etc. Such Grantor shall not, except upon at least 10 days’ prior written notice (or such shorter period consented to by the Administrative Agent in writing), in each case, to the Administrative Agent and delivery to the Administrative Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(a) change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 3.4; or

(b) change its legal name, identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

4.7. Notices. Such Grantor shall advise the Administrative Agent promptly, in reasonable detail, of:

(a) any Lien (other than any Lien expressly permitted by Section 7.02 of the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder;

(b) the occurrence of any other event of which such Grantor becomes aware that would reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the security interests created hereby; and

(c) the acquisition or ownership by any Grantor of any aircraft, airframe, aircraft engine, aircraft lease or any other related property with a value in excess of $5,000,000 individually or in the aggregate.

4.8. Investment Property.

(a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of Stock and Stock Equivalents in any issuer thereof, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and promptly deliver the same to the Administrative Agent in the exact form received (other than Excluded Stock), duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or similar instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any issuer thereof shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations if an Event of Default then exists, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any issuer thereof or pursuant to the reorganization thereof, the property so distributed shall, if an Event of Default then exists, and unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor in violation of the immediately preceding sentence, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent, such Grantor shall not (i) vote to enable, or take any other action to permit, any Subsidiary of the Borrower that is an issuer of Pledged Securities to issue any stock, partnership interests, limited liability company interests or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock, partnership interests, limited liability company interests or other equity securities of any nature of any such issuer (except, in each case, pursuant to a transaction expressly permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except, in each case, pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or any Lien expressly permitted thereon pursuant to Section 7.02 of the Credit Agreement, (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein or (v) without the prior written consent of the Administrative Agent, cause or permit any Subsidiary of the Borrower that is an issuer of any Pledged LLC/Partnership Interests which are not securities (for purposes of the New York UCC) on the date hereof to elect or otherwise take any action to cause such Pledged LLC/Partnership Interests to be treated as Securities for purposes of the New York UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged LLC/Partnership Interests takes any such action in violation of the provisions in this clause (v) or any non-Subsidiary of the Borrower that is an issuer takes any of the foregoing actions, such Grantor shall promptly notify the Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Administrative Agent’s “control” thereof.

(c) In the case of each Grantor which is an issuer of Pledged Securities, such issuer agrees that (i) it shall be bound by the terms of this Agreement relating to the Pledged Securities issued by it and shall comply with such terms insofar as such terms are applicable to it, (ii) it shall notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 4.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 5.3(c) and 5.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.3(c) or 5.7 with respect to the Pledged Securities issued by it. In addition, each Grantor which is either an issuer or an owner of any Pledged Security hereby consents to the grant by each other Grantor of the security interest hereunder in favor of the Administrative Agent and to the transfer of any Pledged Security to the Administrative Agent or its nominee following the occurrence and during the continuance of an Event of Default and to the substitution of the Administrative Agent or its nominee as a partner, member or shareholder of the issuer of the related Pledged Security.

4.9. Receivables. Other than in the ordinary course of business, such Grantor shall not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

4.10. Intellectual Property.

(a) Such Grantor (either itself or through licensees) shall, in the exercise of its reasonable business judgment, taking into account the Secured Parties’ interests under this Agreement, (i) continue to use each owned Trademark material to its business, (ii) maintain commercially reasonable quality of products and services offered under such Trademarks and take all necessary steps to ensure that all licensed users of such Trademarks comply with such Grantor’s quality control requirements and maintain reasonable quality, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademarks unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and an Intellectual Property Security Agreement, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(b) Such Grantor (either itself or through licensees), subject to the exercise of its reasonable business judgment, taking into account the Secured Parties’ interests under this Agreement, shall not do any act, or omit to do any act, whereby any Patent owned by such Grantor material to its business may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees), subject to the exercise of its reasonable business judgment, taking into account the Secured Parties’ interests under this Agreement, shall not (and shall not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of Copyrights owned by such Grantor and material to its business may become invalidated or otherwise impaired. Such Grantor shall not (either itself or through licensees) do any act whereby any material portion of such Copyrights may fall into the public domain.

(d) Such Grantor shall notify the Administrative Agent promptly if it knows or suspects that any application or registration relating to any Material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any adverse determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(e) After such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property that is material to the business of such Grantor with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall report such filing or receipt of a registration to the Administrative Agent prior to or concurrently with the delivery of the Compliance Certificate required by Section 6.01(c) of the Credit Agreement for the earlier to occur of either the Fiscal Quarter ending June 30 or the Fiscal Year ending (or such longer period of time permitted by the Administrative Agent in its sole discretion), in each case, immediately following the date of such filing or receipt of registration. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded in the United States Patent and Trademark office or the United States Copyright Office, as applicable, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in any Copyright, Patent, Trademark or other Intellectual Property of such Grantor.

(f) Such Grantor, subject to the exercise of its reasonable business judgment, taking into account the Secured Parties’ interests under this Agreement, shall take reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Intellectual Property material to its business, including the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(g) Such Grantor (either itself or through licensees), subject to the exercise of its reasonable business judgment, taking into account the Secured Parties’ interests under this Agreement, shall not, without the prior written consent of the Administrative Agent, discontinue use of or otherwise abandon any of its registered Owned Intellectual Property, or abandon any application or any right to file an application for any patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property is no longer desirable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect.

(h) In the event that any Intellectual Property material to its business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(i) Such Grantor agrees that, should it obtain an ownership interest in any item of intellectual property which is not, as of the Closing Date, a part of the Intellectual Property Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 2.1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral, (iii) provide written notice thereof prior to or concurrently with the delivery of the Compliance Certificate required by Section 6.01(c) of the Credit Agreement for the earlier to occur of either the Fiscal Quarter ending June 30 or the Fiscal Year ending (or such longer period of time permitted by the Administrative Agent in its sole discretion), in each case, following the date on which such ownership is obtained, and (v) promptly after the Administrative Agent’s request, it shall provide the Administrative Agent with an amended Schedule 3.9(a) and take the actions specified in clauses (j) and (k) of Section 4.10.

(j) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to its Intellectual Property in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office and the United States Copyright Office.

(k) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to its After-Acquired Intellectual Property in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office and the United States Copyright Office.

(l) Such Grantor shall take commercially reasonable steps to protect the secrecy of all trade secrets or confidential information material to its business, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents.

4.11. Contracts.

(a) Such Grantor shall perform and comply in all material respects with all its obligations under the Contracts, except where the failure to so perform and comply would not reasonably be expected to have a Material Adverse Effect.

(b) Such Grantor shall not amend, modify, terminate, waive or fail to enforce any provision of any Contract in any manner which would reasonably be expected to have a Material Adverse Effect.

(c) Such Grantor shall exercise promptly and diligently each and every material right which it may have under each contract (other than any right of termination), except where the failure to so exercise would not reasonably be expected to have a Material Adverse Effect.

(d) Such Grantor shall not permit to become effective in any document creating, governing or providing for any permit, lease, license or contract, a provision that would limit the creation, perfection or scope of, or exercise or enforcement of remedies in connection with, a Lien on such permit, lease, license or contract in favor of the Administrative Agent for the ratable benefit of the Secured Parties unless such Grantor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

4.12. Commercial Tort Claims. Such Grantor shall advise the Administrative Agent promptly after such Grantor becomes aware of any Commercial Tort Claim held by such Grantor individually or in the aggregate in excess of $5,000,000 and shall promptly execute a supplement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent to grant a security interest in such Commercial Tort Claim to the Administrative Agent for the ratable benefit of the Secured Parties.

SECTION 5. REMEDIAL PROVISIONS

5.1. Certain Matters Relating to Receivables.

(a) The Administrative Agent shall have the right (but shall in no way be obligated), at its own expense if an Event of Default does not then exist, to make test verifications of the Receivables that are included in the Collateral in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications.

(b) Subject to the rights of the Administrative Agent under Section 5.2(b), each Grantor hereby agrees to use its commercially reasonable efforts to continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable and any Supporting Obligation, in each case, at its own expense. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be promptly (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) At the Administrative Agent’s request but subject to the confidentiality provisions set forth in the Credit Agreement, during the continuance of an Event of Default each Grantor shall make available to the Administrative Agent original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables that are included in the Collateral, including original orders, invoices and shipping receipts.

5.2. Communications with Obligors; Grantors Remain Liable.

(a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts.

(b) The Administrative Agent may at any time after the occurrence and during the continuance of an Event of Default notify, or require any Grantor to so notify, the Account Debtor or counterparty on any Receivable or Contract of the security interest of the Administrative Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the Account Debtor or counterparty to make all payments under the Receivables and/or Contracts directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.3. Pledged Securities.

(a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Equity Interests and all payments made in respect of the Pledged Notes, to the extent not prohibited by the Credit Agreement, and to exercise all voting, corporate and other ownership (or other similar) rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate or other ownership (or other similar) right exercised or other action taken which would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights pursuant to this Section 5.3(b): (i) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right, but shall be under no obligation, to exercise or refrain from exercising such voting and other consensual rights; (ii) the Administrative Agent shall have the right, without notice to any Grantor (where permitted by applicable law), to transfer all or any portion of the Investment Property to its name or the name of its nominee or agent; and (iii) the Administrative Agent shall have the right, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Property for certificates or instruments of smaller or larger denominations. In order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth herein.

(c) Each Grantor hereby authorizes and instructs each issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each such issuer shall be fully protected in so complying, and (ii) upon any such instruction following the occurrence and during the continuance of an Event of Default, pay any dividends or other payments with respect to the Investment Property, including Pledged Securities, directly to the Administrative Agent.

5.4. Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Secured Parties specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, cash equivalents, checks and other near-cash items shall, if requested in writing by the Administrative Agent, be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.5. Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of the net Proceeds (after deducting fees and reasonable out-of-pocket expenses as provided in Section 5.6) constituting Collateral realized through the exercise by the Administrative Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in the Guaranty, in payment of the Obligations in accordance with the Credit Agreement.

5.6. Code and Other Remedies.

(a) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or its rights under any other applicable law or in equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may sell, lease, license, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. To the extent permitted by applicable law, each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. To the extent permitted by applicable law, and so long as an Event of Default is continuing, the Administrative Agent shall have the right to enter onto the property where any Collateral is located and take possession thereof with or without judicial process.

(b) The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations and only after such application and after the payment by the Administrative Agent of any other amounts required by any provision of law, including Section 9-615(a) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. If the Administrative Agent sells any of the Collateral upon credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Administrative Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell the Collateral and the Grantor shall be credited with proceeds of the sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by any Secured Party of any rights hereunder.

(c) In the event of any disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included, and the applicable Grantor shall, to the extent commercially reasonable and feasible under the circumstances, supply the Administrative Agent or its designee with such Grantor’s know-how and expertise, and with documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

5.7. Private Sales, etc.

(a) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity Interests, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity Interests for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(b) Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity Interests pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement or a defense of payment.

5.8. Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the reasonable fees and disbursements of any outside attorneys employed by any Secured Party to collect such deficiency.

5.9. BWXT Entities. Notwithstanding anything contained herein to the contrary, the Administrative Agent will not take any action with respect to any pledge of Stock or Stock Equivalents of any Person that directly or indirectly owns Stock or Stock Equivalents in any BWXT Entity if such action would constitute or result in the change of ownership of any Person that directly or indirectly owns Stock in a BWXT Entity if such change of ownership would require under then-existing law or any material contract, the prior approval of the U.S. Navy, the U.S. Department of Energy or any other Governmental Authority, without first obtaining such approval. Each Grantor covenants that, after the occurrence and during the continuance of an Event of Default, it will take all actions as may be requested by the Administrative Agent to obtain such approval.

SECTION 6. THE ADMINISTRATIVE AGENT

6.1. Administrative Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv) execute, in connection with any sale provided for in Section 5.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Administrative Agent agrees that, except as provided in Section 6.1(b), it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do,

may perform or comply, or otherwise cause performance or compliance, with such agreement; provided, however, that unless an Event of Default has occurred and is continuing or time is of the essence, the Administrative Agent shall not exercise this power without first making demand on the Grantor and the Grantor failing to promptly comply therewith.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Committed Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2. Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties’ interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from their own gross negligence or willful misconduct in breach of a duty owed to such Grantor.

6.3. Execution of Financing Statements. Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral, without the signature of such Grantor, in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement. Each Grantor agrees that such financing statements may describe the collateral in the same manner as described in this Agreement or as “all assets,” “all personal property” or words of similar effect, regardless of whether or not the Collateral includes all assets or all personal property of such Grantor, or such other description as the Administrative Agent, in its sole judgment, determines is necessary or advisable that is of an equal or lesser scope or with greater detail. A photographic or other reproduction of this Agreement shall, where permitted by applicable law, be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

6.4. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

6.5. Appointment of Co-Administrative Agents. At any time or from time to time, in order to comply with any applicable requirement of law, the Administrative Agent may appoint another bank or trust company or one of more other Persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

SECTION 7. MISCELLANEOUS

7.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Grantor and the Administrative Agent, subject to any consents required under Section 10.01 of the Credit Agreement; provided that any provision of this Agreement imposing obligations on any Grantor may be waived by the Administrative Agent in a written instrument executed thereby.

7.2. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 10.02 of the Credit Agreement; provided that notices and communications to any Grantor other than the Borrower shall be directed to such Grantor, at the address of the Borrower.

7.3. No Waiver by Course of Conduct; Cumulative Remedies. No Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

7.4. Enforcement Expenses; Indemnification.

(a) Each Grantor agrees to pay or reimburse each Secured Party for its reasonable out-of-pocket costs and expenses incurred in collecting against such Grantor under the guarantee contained in the Guaranty or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including the reasonable fees and disbursements of outside counsel to each Secured Party and outside counsel to the Administrative Agent; provided that each Grantor’s obligation to pay or reimburse for legal fees and expenses pursuant to this subsection (a) shall be limited to the reasonable and documented legal fees and expenses of a single law firm as counsel for the Administrative Agent and one additional law firm as counsel for all other such Secured Parties, taken together, in each appropriate jurisdiction (which may include a single law firm as special, local or foreign counsel acting in multiple jurisdictions), except that in the case where any such Secured Party determines in good faith that a conflict of interest does or may exist in connection with such legal representation and such Secured Party advises such Grantor of such actual or potential conflict of interest and engages its own separate counsel, the reasonable and documented legal fees and expenses of such separate counsel shall also be paid or reimbursed.

(b) Each Grantor agrees to pay, and to hold the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (other than Excluded Taxes) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) Each Grantor agrees to pay, and to hold the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

7.5. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their permitted successors and assigns; provided that, except as otherwise permitted by the Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent, and any attempted assignment without such consent shall be null and void.

7.6. Set-off; Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Agreement and the parties hereto, the terms of Sections 10.08, 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, with each reference to the “Borrower” therein (whether express or by reference to the Borrower as a “party” thereto) being a reference to the Grantors, and the parties hereto agree to such terms.

7.7. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

7.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

7.11. Acknowledgments. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

7.12. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.22 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement.

7.13. Releases; Termination of this Agreement.

(a) At such time as the Loans and the other Obligations (other than (i) contingent indemnification obligations and (ii) Obligations in respect of Secured Cash Management Agreements and Secured Hedge Agreements either (A) as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made or (B) notice has not been received by the Administrative Agent from the applicable Cash Management Bank or Hedge Bank that such amounts are then due and payable) shall have been paid in full, the Commitments under the Credit Agreement have been terminated or expired and each Letter of Credit issued under the Credit Agreement shall be Cash Collateralized or no longer outstanding (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Stock and Stock Equivalents in such Grantor shall be sold or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least three Business Days (or such lesser period permitted in writing by the Administrative Agent) prior to the date of the proposed release, a written request for such release identifying the relevant Grantor and the terms of the relevant sale or other disposition in reasonable detail, including the price thereof and any expenses incurred in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(c) After the occurrence and during the continuance of Collateral Release Event and in accordance with Section 10.19(a) of the Credit Agreement, the Administrative Agent, at the request and sole expense of the Borrower, shall promptly execute and deliver to the Borrower all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Security Instrument on the applicable Collateral

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Sections 9-509(d)(2) and 9-518 of the New York UCC.

7.14. Amendment and Restatement. This Agreement constitutes and amendment and restatement of the Initial Pledge effective from and after the date hereof. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to any Lender, the Administrative Agent, any L/C Issuer or any other Secured Parties under the Credit Agreement, the Initial Pledge or any other Loan Document based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the date hereof, the pledge described in the Initial Pledge shall be amended, supplemented, modified and restated in its entirety by the pledge described herein, without any further action by any Person except as set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

THE BABCOCK & WILCOX COMPANY

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Vice President and Treasurer

AMERICON EQUIPMENT SERVICES, INC.

AMERICON, INC.

APPLIED SYNERGISTICS, INC.

BABCOCK & WILCOX CHINA HOLDINGS, INC.

BABCOCK & WILCOX CONSTRUCTION CO., INC.

BABCOCK & WILCOX DENMARK HOLDINGS, INC.

BABCOCK & WILCOX EBENSBURG POWER, INC.

BABCOCK & WILCOX EQUITY INVESTMENTS, INC.

BABCOCK & WILCOX INDIA HOLDINGS, INC.

BABCOCK & WILCOX INTERNATIONAL, INC.

BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION

BABCOCK & WILCOX MODULAR REACTORS LLC

B&W NUCLEAR MAINTENANCE SERVICES, INC.

DELTA POWER SERVICES, LLC

DIAMOND OPERATING CO., INC.

DIAMOND POWER AUSTRALIA HOLDINGS, INC.

DIAMOND POWER CHINA HOLDINGS, INC.

DIAMOND POWER EQUITY INVESTMENTS, INC.

DIAMOND POWER INTERNATIONAL, INC.

DPS BERKELEY, LLC

DPS CADILLAC, LLC

DPS FLORIDA, LLC

DPS GREGORY, LLC

DPS LOWELL COGEN, LLC

DPS MECKLENBURG, LLC

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Treasurer

Babcock & Wilcox

Amended and Restated Pledge and Security Agreement

Signature Pages

DPS MICHIGAN, LLC

DPS MOJAVE, LLC

DPS SABINE, LLC

INTECH, INC.

IVEY-COOPER SERVICES, L.L.C.

O&M HOLDING COMPANY

PALM BEACH RESOURCE RECOVERY CORPORATION

POWER SYSTEMS OPERATIONS, INC.

REVLOC RECLAMATION SERVICE, INC.

SOFCO - EFS HOLDINGS LLC

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Treasurer

BABCOCK & WILCOX COMMERCIAL POWER, INC.

BABCOCK & WILCOX INVESTMENT COMPANY

BABCOCK & WILCOX MPOWER, INC.

BABCOCK & WILCOX NUCLEAR ENERGY, INC.

BABCOCK & WILCOX POWER GENERATION GROUP, INC.

BABCOCK & WILCOX TECHNOLOGY, INC.

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Vice President and Treasurer

NATIONAL ECOLOGY COMPANY

By:	/s/ Jenny L. Apker
Name:	Jenny L. Apker
Title:	Authorized Representative

Babcock & Wilcox

Amended and Restated Pledge and Security Agreement

Signature Pages

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk
Name:	Bridgett J. Manduk
Title:	Assistant Vice President

Babcock & Wilcox

Amended and Restated Pledge and Security Agreement

Signature Pages

EXHIBIT A

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

DATED:

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Pledge and Security dated as of June 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among the Grantor (as defined below), the other grantors party thereto and the Administrative Agent for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the patents and patent applications on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in such patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any patent or patent application.

GRANTOR:	Very truly yours,

[Address]	[GRANTOR]

By:
Name:
Title:

ADMINISTRATIVE AGENT:	Acknowledged and accepted:

[Address]	BANK OF AMERICA, N.A.,

By:
Name:
Title:

SCHEDULE 1

PATENTS

Patent No.	Description of Patent Item	Date of Patent

PATENT APPLICATIONS

Patent Applications No.	Description of Patent Applied for	Date of Patent Applications

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

DATED:

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Pledge and Security dated as of June 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among the Grantor (as defined below), the other grantors party thereto and the Administrative Agent for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the trademarks and trademark applications on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in such trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any trademark or trademark application.

GRANTOR:	Very truly yours,

[Address]	[GRANTOR]

By:
Name:
Title:

ADMINISTRATIVE AGENT:	Acknowledged and accepted:

[Address]	BANK OF AMERICA, N.A.,

By:
Name:
Title:

SCHEDULE 1

TRADEMARKS

Trademark No.	Description of Trademark Item	Date of Trademark

TRADEMARK APPLICATIONS

Trademark Applications No.	Description of Trademark Applied for	Date of Trademark Applications

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

DATED:

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Amended and Restated Pledge and Security dated as of June 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among the Grantor (as defined below), the other grantors party thereto and the Administrative Agent for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon the copyrights and copyright applications on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in such copyrights and copyright applications (a) may only be terminated in accordance with the terms of the Agreement and (b) is not to be construed as an assignment of any copyright or copyright application.

GRANTOR:	Very truly yours,

[Address]	[GRANTOR]

By:
Name:
Title:

ADMINISTRATIVE AGENT:	Acknowledged and accepted:

[Address]	BANK OF AMERICA, N.A.,

By:
Name:
Title:

SCHEDULE 1

COPYRIGHTS

Copyright No.	Description of Copyright Item	Date of Copyright

COPYRIGHT APPLICATIONS

Copyright Applications No.	Description of Copyright Applied for	Date of Copyright Applications

SCHEDULE 3.3

TO PLEDGE AND SECURITY AGREEMENT

PERFECTED FIRST PRIORITY LIENS

UCC Filings

A UCC1 Financing Statement listing each Grantor, as debtor, and the Collateral Agent, as secured party, should be filed in the applicable governmental offices set forth below.

Grantor	Jurisdiction of Filing
Americon Equipment Services, Inc.	Delaware Secretary of State
Americon, Inc.	Delaware Secretary of State
Applied Synergistics, Inc.	Delaware Secretary of State
B&W Nuclear Maintenance Services, Inc.	Delaware Secretary of State
Babcock & Wilcox China Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox Commercial Power, Inc.	Delaware Secretary of State
Babcock & Wilcox Construction Co., Inc.	Delaware Secretary of State
Babcock & Wilcox Denmark Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox Ebensburg Power, Inc.	Delaware Secretary of State
Babcock & Wilcox Equity Investments, Inc.	Delaware Secretary of State
Babcock & Wilcox India Holdings, Inc.	Delaware Secretary of State
Babcock & Wilcox International Sales and Service Corporation	Delaware Secretary of State
Babcock & Wilcox International, Inc.	Delaware Secretary of State
Babcock & Wilcox Investment Company	Delaware Secretary of State
Babcock & Wilcox Modular Reactors LLC	Delaware Secretary of State
Babcock & Wilcox mPower, Inc.	Delaware Secretary of State
Babcock & Wilcox Nuclear Energy, Inc.	Delaware Secretary of State
Babcock & Wilcox Power Generation Group, Inc.	Delaware Secretary of State
Babcock & Wilcox Technology, Inc.	Delaware Secretary of State
Delta Power Services, LLC	Delaware Secretary of State
Diamond Operating Co., Inc.	Delaware Secretary of State
Diamond Power Australia Holdings, Inc.	Delaware Secretary of State
Diamond Power China Holdings, Inc.	Delaware Secretary of State
Diamond Power Equity Investments, Inc.	Delaware Secretary of State
Diamond Power International, Inc.	Delaware Secretary of State
DPS Berkeley, LLC	Delaware Secretary of State
DPS Cadillac, LLC	Delaware Secretary of State
DPS Florida, LLC	Delaware Secretary of State
DPS Gregory, LLC	Delaware Secretary of State
DPS Lowell Cogen, LLC	Delaware Secretary of State
DPS Mecklenburg, LLC	Delaware Secretary of State
DPS Michigan, LLC	Delaware Secretary of State
DPS Mojave, LLC	Delaware Secretary of State
DPS Sabine, LLC	Delaware Secretary of State
Intech, Inc.	Tennessee Secretary of State
Ivey-Cooper Services, L.L.C.	Tennessee Secretary of State

Schedule 3.3 – 1

National Ecology Company	Delaware Secretary of State
O&M Holding Company	Delaware Secretary of State
Palm Beach Resource Recovery Corporation	Florida Secured Transaction Registry
Power Systems Operations, Inc.	Delaware Secretary of State
Revloc Reclamation Service, Inc.	Delaware Secretary of State
SOFCo – EFS Holdings LLC	Delaware Secretary of State
The Babcock & Wilcox Company	Delaware Secretary of State

To perfect the Lien in Fixtures, a UCC1 Financing Statement listing the applicable Grantor, as debtor, and the Collateral Agent, as secured party, should be filed in the real property records of the county in which such Fixtures are located. Each such UCC1 Financing Statement will need to include a legal description of the real property upon which such Fixtures are located.

Actions with respect to Pledged Securities

The original of all Pledged Securities evidence by either a Certificated Security or Instrument should be delivered to the Collateral Agent, together with an undated stock or note power, as applicable, duly executed in blank by the applicable Grantor.

Actions with respect to Patents and Trademarks

For Collateral consisting of Patents and Trademarks, the applicable Grantors should execute an Intellectual Property Security Agreement, and such agreement should be recorded with the United States Patent and Trademark Office.

Actions with respect to Copyrights

For Collateral consisting of Copyrights, the applicable Grantors should execute an Intellectual Property Security Agreement, and such agreement should be recorded with the United States Copyright Office.

Schedule 3.3 – Page 2

SCHEDULE 3.4

TO PLEDGE AND SECURITY AGREEMENT

NAME; JURISDICTION OF ORGANIZATION, ETC.

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
Americon Equipment Services, Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2077236
Americon, Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2058172
Applied Synergistics, Inc.	Corporation	Delaware	1019 Dillard Drive Lynchburg, VA 24502-0158	3596853
B&W Nuclear Maintenance Services, Inc.	Corporation	Delaware	11525 N. Community House Rd., Suite 600 Charlotte, NC 28277	4958020
Babcock & Wilcox China Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	3563042
Babcock & Wilcox Commercial Power, Inc.	Corporation	Delaware	13024 Ballantyne Corporate Place, Suite 700 Charlotte, NC 28277	4997107
Babcock & Wilcox Construction Co., Inc.	Corporation	Delaware	74 Robinson Avenue Barberton, OH 44203	2058181
Babcock & Wilcox Denmark Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	3563041
Babcock & Wilcox Ebensburg Power, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203	2109431
Babcock & Wilcox Equity Investments, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	2050183
Babcock & Wilcox India Holdings, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	4795557
Babcock & Wilcox International Sales and Service Corporation	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0795023
Babcock & Wilcox International, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0914783
Babcock & Wilcox Investment Company	Corporation	Delaware	The Harris Building, 13024 Ballantyne Corporate Place, Suite 700, Charlotte, North Carolina 28277	2235817
Babcock & Wilcox Modular Reactors LLC	Limited Liability Company	Delaware	13024 Ballantyne Corporate Place, Suite 700 Charlotte, NC 28277	4916442

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
Babcock & Wilcox mPower, Inc.	Corporation	Delaware	11525 N. Community House Rd., Suite 500 Charlotte, NC 28277	5094127
Babcock & Wilcox Nuclear Energy, Inc.	Corporation	Delaware	11525 N. Community House Rd., Suite 600 Charlotte, NC 28277	4293945
Babcock & Wilcox Power Generation Group, Inc.	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	0847234
Babcock & Wilcox Technology, Inc.	Corporation	Delaware	2016 Mount Athos Road Lynchburg, VA 24504-5447	2725506
Delta Power Services, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3363308
Diamond Operating Co., Inc.	Corporation	Delaware	185 Great Valley Parkway Malvern, PA 19355-1321	3498044
Diamond Power Australia Holdings, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563045
Diamond Power China Holdings, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563044
Diamond Power Equity Investments, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	3563043
Diamond Power International, Inc.	Corporation	Delaware	2600 E. Main Street Lancaster, OH 43130	2725505
DPS Berkeley, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3685555
DPS Cadillac, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4111828
DPS Florida, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4050781
DPS Gregory, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3879537
DPS Lowell Cogen, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4060363
DPS Mecklenburg, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3860060
DPS Michigan, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3768604

Schedule 3.3 – Page 2

Exact Legal Name of Grantor	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
DPS Mojave, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	3950476
DPS Sabine, LLC	Limited Liability Company	Delaware	363 N. Sam Houston Parkway E, Suite 350 Houston, TX 77060	4138849
Intech, Inc.	Corporation	Tennessee	2802 Belle Arbor Drive Chattanooga, TN 37406	282042
Ivey-Cooper Services, L.L.C	Limited Liability Company	Tennessee	2815 Belle Arbor Drive Chattanooga, TN 37406	0401423
National Ecology Company	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	2209966
O&M Holding Company	Corporation	Delaware	20 S. Van Buren Ave. Barberton, OH 44203-0351	4568185
Palm Beach Resource Recovery Corporation	Corporation	Florida	6101 West 45th Street West Palm Beach, FL 33410	H27351
Power Systems Operations, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203-0351	2074007
Revloc Reclamation Service, Inc.	Corporation	Delaware	20 S. Van Buren Avenue Barberton, OH 44203-0351	2234938
SOFCo – EFS Holdings LLC	Limited Liability Company	Delaware	20 S. Van Buren Ave. Barberton, Ohio 44203	3494936
The Babcock & Wilcox Company	Corporation	Delaware	13024 Ballantyne Corporate Place, Suite 700, Charlotte, North Carolina 28277	4796566

Prior Names during last 5 years:

On November 20, 2007, The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc.

On November 20, 2007, The Babcock & Wilcox Companies changed its name to The Babcock & Wilcox Company, and then on March 8, 2010, changed its name to Babcock & Wilcox Investment Company

On April 20, 2010, McDermott Technology, Inc. changed its name to Babcock & Wilcox Technology, Inc.

Schedule 3.3 – Page 3

On April 29, 2010, Babcock & Wilcox Nuclear Power Generation Group, Inc. changed its name to Babcock & Wilcox Nuclear Energy, Inc.

On April 17, 2012, Babcock & Wilcox Modular Nuclear Energy, Inc. changed its name to Babcock & Wilcox mPower, Inc.

Prior Addresses during last 5 years:

The former chief executive office of Americon Equipment Services, Inc. was located at: 3333 Copley Road, Copley, OH 44321.

The former chief executive office of the following entities was located at 90 E. Tuscarawas Ave., Barberton, OH 44203:

Americon, Inc.

Babcock & Wilcox Construction Co., Inc.

The former chief executive office of the following entities was located at 1450 Poydras Street, New Orleans, LA 70112:

Babcock & Wilcox Equity Investments, Inc.

Babcock & Wilcox Holdings, Inc.

Babcock & Wilcox International Sales and Service Corporation

Babcock & Wilcox International, Inc.

Babcock & Wilcox Investment Company

Babcock & Wilcox Power Generation Group, Inc.

The former chief executive office of the following entities was located at 1415 Louisiana Street, Suite 3500, Houston, TX 77002:

Delta Power Services, LLC

DPS Cadillac, LLC

DPS Florida, LLC

DPS Mojave, LLC

The former chief executive office of the following entities was located at 67 Park Place East, Morristown, NJ 07960:

DPS Berkeley, LLC

DPS Michigan, LLC

The former chief executive office of the following entities was located at 7022 Wild Violet Drive, Humble, TX 77346:

DPS Gregory, LLC

DPS Mecklenburg, LLC

The former chief executive office of DPS Lowell Cogen, LLC was located at: 282 Western Avenue, Lowell, MA 01852

Schedule 3.3 – Page 4

The former chief executive office of DPS Sabine, LLC was located at: 4647 FM1006 at: 4647 FM 1006 at Lanxess Plant, Orange, TX

The former chief executive office of Babcock & Wilcox Investment Company was located at: 800 Main Street, Lynchburg, VA, 25404

The former chief executive office of Babcock & Wilcox Nuclear Energy, Inc. was located at: 2016 Mount Athos Road, Lynchburg, VA 24504-5447, and then at 13024 Ballantyne Corporate Place, Suite 700, Charlotte, NC 28277

The former chief executive office of B&W Nuclear Maintenance Services, Inc. was located 13024 Ballantyne Corporate Place, Suite 700, Charlotte, NC 28277

Schedule 3.3 – Page 5

SCHEDULE 3.5

TO PLEDGE AND SECURITY AGREEMENT

INVENTORY AND EQUIPMENT

Grantor	Address/City/State/Zip Code
Babcock and Wilcox Power Generation Group, Inc.	20 South Van Buren Ave Barberton, OH 44203
Babcock and Wilcox Power Generation Group, Inc.	180 Van Buren Avenue Barberton, OH 44203
Babcock and Wilcox Power Generation Group, Inc.	900 B&W Drive West Point, MS 39773
Babcock and Wilcox Power Generation Group, Inc.	3333 Copley Road Copley, OH 44202
Babcock and Wilcox Power Generation Group, Inc.	600 Ford Avenue West Barberton, OH 44203
Diamond Power International, Inc.	2600 E. Main Street Lancaster, OH 43130
Babcock & Wilcox Nuclear Energy, Inc.	2016 Mt Athos Road Lynchburg, VA 24504-5447

SCHEDULE 3.7

TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT PROPERTY

Pledged Stock:

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Americon, Inc.	Americon Equipment Services, Inc.	Corporation	1,000	1,000	100%	1	$1.00
Babcock & Wilcox Power Generation Group, Inc.	Americon, Inc.	Corporation	100	100	100%	2	$10.00

Diamond Power International, Inc.	Applied Synergistics, Inc.	Corporation	1,000	1,000	100%	2	$1.00

Babcock & Wilcox Nuclear Energy, Inc.	B&W Nuclear Maintenance Services, Inc.	Corporation	1,000	1,000	100%	1	$0.01

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox Canada Ltd.[2]	Corporation	500,000	500,000	65%	1	None

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox China Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Investment Company	Babcock & Wilcox Commercial Power, Inc.	Corporation	1,000	1,000	100%	1	$0.01

[1]

Notwithstanding any Grantor’s delivery to the Collateral Agent of any Certificated Security evidencing more than 65% of the Voting Stock of any Foreign Subsidiary, the Collateral does not include any Excluded Stock.

[2]

The stock certificate lists the issuing entity as Babcock & Wilcox Industries Ltd., which is the prior legal name of Babcock & Wilcox Canada Ltd. Such stock certificate is to be reissued post-closing to reflect the correct legal name of the issuing entity.

Schedule 3.7 – Page 1

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]		Certificate No.	Par Value per share
Americon, Inc.	Babcock & Wilcox Construction Co., Inc.	Corporation	100	100	100%		2	$10.00
Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox Denmark Holdings, Inc.	Corporation	1,000	1,000	100%		1	$1.00

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox Ebensburg Power, Inc.	Corporation	1,000	1,000	100%		1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox Equity Investments, Inc.	Corporation	1,000	1,000	100%		3	$1.00

Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox India Holdings, Inc.	Corporation	1,000	1,000	100%		1	$1.00
Babcock & Wilcox Power Generation Group, Inc.[3] Babcock & Wilcox International, Inc.	Babcock & Wilcox India Private Limited	Corporation	675,000 20	675,020	65 65	% %	05 03 & 04	10 Indian Rupees 10 Indian Rupees
Babcock & Wilcox Equity Investments, Inc.	Babcock & Wilcox International Construction Co., Inc.	Corporation	1,000	1,000	100%		1	$0.01

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International Sales and Service Corporation	Corporation	1,000	1,000	100%		5	$1.00

[3]

The stock certificate lists the registered proprietor as Babcock & Wilcox Company USA. Such stock certificate is to be reissued post-closing with Babcock & Wilcox Power Generation Group, Inc. listed as the registered proprietor.

Schedule 3.7 – Page 2

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share

Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International, Inc.	Corporation	1,000	1,000	100%	3	$10,000
Babcock & Wilcox Power Generation Group, Inc.	Babcock & Wilcox International Investments Co., Inc.	Corporation	100,000	100,000	65%	2	None
The Babcock & Wilcox Company	Babcock & Wilcox Investment Company	Corporation	1,000	1,000	100%	6	$1.00

Babcock & Wilcox Commercial Power, Inc.	Babcock & Wilcox mPower, Inc.	Corporation	1,000	1,000	100%	2	$0.01

Babcock & Wilcox Commercial Power, Inc.	Babcock & Wilcox Nuclear Energy, Inc.	Corporation	1,000	1,000	100%	5	$1.00

Babcock & Wilcox Commercial Power, Inc.	Babcock & Wilcox Power Generation Group, Inc.	Corporation	100,100	100,100	100%	6	$10.00

Babcock & Wilcox Investment Company	Babcock & Wilcox Technology, Inc.	Corporation	1,000	1,000	100%	6	$1.00

Babcock & Wilcox Denmark Holdings, Inc.	Babcock & Wilcox Volund ApS	Corporation	100,000	100,000	65%	uncertificated	100 Danish Kroners

Babcock & Wilcox Power Generation Group, Inc.	B&W de Panama, Inc.	Corporation	100,000	100,000	65%	2	$1.00

Schedule 3.7 – Page 3

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Diamond Power International, Inc.	Diamond Operating Co., Inc.	Corporation	1,000	1,000	100%	1	$1.00

Diamond Power Equity Investments, Inc.	Diamond Power Australia Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Diamond Power Equity Investments, Inc.	Diamond Power China Holdings, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Diamond Power International, Inc.	Diamond Power Equity Investments, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Power Generation Group, Inc.	Diamond Power International, Inc.	Corporation	1,000	1,000	100%	2	$1.00

Diamond Power International, Inc.	Diamond Power Services S.E.A. Ltd.	Corporation	623 Ordinary shares	784 ** Ordinary shares and 496** Preference shares	100%	21 & 22	3.700 Thai Baht

Diamond Power International, Inc.	Diamond Power Specialty (Proprietary) Limited	Corporation	1	1	65%	2	1.00 South African Rand

Schedule 3.7 – Page 4

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share

Diamond Power International, Inc.[4]	Diamond Power Specialty Limited	Corporation	500,000	500,000	65%	14 & 21	1.00 Pound Sterling

Babcock & Wilcox Nuclear Energy, Inc.	Intech, Inc.	Corporation	2,500	2,500	100%	15	No par

(formerly, Babcock & Wilcox Nuclear Power Generation Group, Inc.)

Babcock & Wilcox Power Generation Group, Inc.	National Ecology Company	Corporation	1,000	1,000	100%	4	$1.00

Babcock & Wilcox Power Generation Group, Inc.	North County Recycling, Inc.	Corporation	300	300	100%	5	$1.00

Power Systems Operations, Inc.	O&M Holding Company	Corporation	1,000	1,000	100%	1	$1.00

Babcock & Wilcox Equity Investments, Inc.	P. T. Babcock & Wilcox Asia	Corporation	792	800	65%	0001 - 0297	$500.00

Babcock & Wilcox International Sales and Service Corporation			8		65%	0298 - 0300	$500.00

[4]

The stock certificates list the registered proprietor as Babcock & Wilcox International Sales and Service Corporation. Such stock certificates are to be reissued post-closing to reflect the transfer of ownership to Diamond Power International, Inc.

Schedule 3.7 – Page 5

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[1]	Certificate No.	Par Value per share
Power Systems Operations, Inc.	Palm Beach Resource Recovery Corporation	Corporation	60	60	100%	2	No par

Babcock & Wilcox Power Generation Group, Inc.	Power Systems Operations, Inc.	Corporation	1,000	1,000	100%	2	$10.00

Power Systems Operations, Inc.	Revloc Reclamation Service, Inc.	Corporation	1,000	1,000	100%	1	$1.00

Footnotes

**	The 623 Ordinary shares owned by Diamond Power International constitute a majority of the Ordinary shares, but only account for a 48.67% effective ownership. Phothi-Ratana Engineering Co., Ltd. owns all 496 preference shares, which constitute a 50.94% effective ownership.

Schedule 3.7 – Page 6

Pledged LLC Interests:

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[5]	Certificate No.	Par Value per share
Babcock & Wilcox Nuclear Energy, Inc.	B&W NE Luxembourg	Private Limited Liability Company	75,000	75,000	65%	uncertificated	€1.00

Babcock & Wilcox Power Generation Group, Inc.	B&W PGG Luxembourg Holdings SARL	Private Limited Liability Company	12,500	12,500	65%	uncertificated	€1.00
Babcock & Wilcox Power Generation Group, Inc.	B&W PGG Luxembourg Finance SARL	Private Limited Liability Company	12,500	12,500	65%	uncertificated	€1.00
Babcock & Wilcox Nuclear Energy, Inc.	Babcock & Wilcox Modular Reactors LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
O&M Holding Company	Delta Power Services, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Diamond Power International, Inc.	Diamond Power do Brasil Limitada	Limited Liability Company (Brazil)	297,000 quotas	300,000 quotas	65%	uncertificated	1.00 Brazilian Real

Babcock & Wilcox International Sales and Service Corporation			3,000 quotas		65%

Delta Power Services, LLC	DPS Berkeley, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Berlin, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Delta Power Services, LLC	DPS Cadillac, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

[5]

Notwithstanding any Grantor’s delivery to the Collateral Agent of any Certificated Security evidencing more than 65% of the Voting Interest of any Foreign Subsidiary, the Collateral does not include any Excluded Stock.

Schedule 3.7 – Page 7

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Interest Pledged[5]	Certificate No.	Par Value per share
Delta Power Services, LLC	DPS Florida, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Gregory, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Lowell Cogen, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Mecklenburg, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Michigan, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Mojave, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Piedmont, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A
Delta Power Services, LLC	DPS Sabine, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Babcock & Wilcox Equity Investments, Inc.	Ivey Cooper Services, L.L.C.	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Babcock & Wilcox Technology, Inc.	SOFCo-EFS Holdings, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated	N/A

Pledged Partnership Interests:

Babcock & Wilcox Ebensburg Power, Inc. owns a 49.5% general partnership interest in Ebensburg Power Company (which general partnership interest is uncertificated). Babcock & Wilcox Ebensburg Power, Inc. owns a 1% general partnership interest in Ebensburg Investors Limited Partnership (an unaffiliated third party), which in turn owns the other 50.5% general partnership interest in Ebensburg Power Company.

Schedule 3.7 – Page 8

Pledged Trust Interests:

None.

Pledged Notes:

None.

Pledged Commodities Contracts:

None.

Schedule 3.7 – Page 9

SCHEDULE 3.9

TO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

(A)	Material Copyright Licenses

None.

(B)	Copyrights

See “Babcock Copyright Listing” chart attached hereto.

(C)	Material Patent Licenses

1.	License between Siemens AG of Erlangen, Germany and Babcock and Wilcox Power Generation Group, Inc. for the Benson Boiler Technology.

2.	License between Niro A/S of Soeborg, Denmark and Babcock and Wilcox Power Generation Group, Inc. for the Dry Flue Gas Desulfurization Technology.

3.	License between Babcock & Wilcox Power Generation Group, Inc. and Enviroserv GmbH for Circulating Fluidized Bed Flue Gas Desulfurization.

4.	License between Babcock & Wilcox Power Generation Group, Inc. and MeadWestvaco Corporation for Overfire Air System for Enhanced Black Liquor Combustion.

5.	License between Babcock & Wilcox Power Generation Group, Inc. and AEP ProServ Inc. for SO3 Technology that Utilizes Trona as the Reagent.

6.	License between Hamon Enviroserv GmbH and Babcock & Wilcox Power Generation Group, Inc. for Seawater – Flue Gas Desulphurization (SW-FGD) Technology.

7.	License between Lehigh University and Babcock & Wilcox Power Generation Group, Inc. for Coal Flow Control Technology.

(D)	Patents

See “Active U.S. Patent Cases” charts attached hereto.

(E)	Material Trademark Licenses

None.

(F)	Trademarks

See “U.S. Trademarks and Domain Names” charts attached hereto.

(G)	Material Trade Secret Licenses

None.

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

The Babcock & Wilcox Company
(name change to Babcock & Wilcox Power Generation Group, Inc., effective November 20, 2007)

544083E- 01 - Technical Drawing	VAU-627-668	8-Jun-04

544084E-01 - Technical Drawing	VAU-632-091	8-Jun-04

544085E-01 - Technical Drawing	VAU-641-537	8-Jun-04

544086E-01 - Technical Drawing	VAU-627-669	8-Jun-04

544087E-01 - Technical Drawing	VAU-627-667	8-Jun-04

544088E-01 - Technical Drawing	VAU-641-538	8-Jun-04

544497E-00 - Technical Drawing	VAU-632-111	24-Jun-04

THE APPOLO DECOMMISSIONG PROJECT	V3409 D370	15-Jan-98

ACOUSTIC LEAK LOCATOR ALL USERS MANUAL	TX4-658-909	4-Nov-97

ACOUSTIC LEAK LOCATOR ALLVIEW SOFTWARE USERS MANUAL	TX4-665-982	4-Nov-97

ACTIGRAF	TXU-487-508	11-Jun-91

ADLPIPE	TX-590-486	1-Dec-80

AET 5500 OPERATOR’S GUIDE	TX4-658-931	4-Nov-97

AGASS	TX2-953-534	19-Nov-90

APPLIED ENERGY SERVICES DEEPWATER COGENERATION PROJECT UNIT ONE, PASADENA, TX	198-896	19-Aug-85

Prepared by: AMSaus, 5/17/2012	Page 1 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

ASSOCIATED ELECTRIC COOPERATIVE, THOMAS HILL UNIT CO. 3, MOBERLY, MISSOURI	VA-93-348	22-Oct-81

ASSURED STOCK PROGRAM TM (BOOKLET)	TX2-114-746	17-Jul-87

ASSURED STOCK PROGRAM TM (BROCHURE)	TX2-113-817	17-Jul-87

AUSTRALIA IRON & STEEL PTY., LTD, PORT KEMBLA WORKS, PORT KEMBLA, N.S.W. AUSTRALIA	VA-104-544	19-Jul-82

B&W BAG FILTERHOUSE	TX-0000-621165	30-Jan-81

B.F. GOODRICH, CHEMICAL GROUP, LOUISVILLE, KENTUCKY	VA-93-346	22-Oct-81

BABCOCK & WILCOX, EL PULVERIZER MANUAL, DESCRIPTION, OPERATION, CHECKS	TX1-145-814	5-Jul-83

BABCOCK & WILCOX, EL-56 PULVERIZER MANUAL DESCRIPTION, OPERATION, CHECKS	TX1-105-595	21-Apr-83

BAR/TUBE HOT GAGE OPERATORS GUIDE	TXU-298-622	24-Sep-87

BAR/TUBE MILL HOT GAGE	TXU-298-623	24-Sep-87

BIG RIVERS ELECTRIC CORPORATION, REID STATION – UNIT NO. 2, SEBREE, KENTUCKY	TX-454-903	4-Mar-80

BOARD OF MUNICIPAL UTILITIES, SIKESTON POWER STATION UNIT 1	TX-505-125	18-Jun-80

BOILER DIAGRAM	TX-0003-145196	5-Sep-91

BOWATER CAROLINA COMPANY, NO. 3 RECOVERY BOILER, CATAWBA, SOUTH CAROLINA	VA-130-282	5-Jul-83

BYPASS FLOW SCHEMATIC	VA-138-738	27-Oct-83

BYPASS FLOW SCHEMATIC, INTERMOUNTAIN POWER PROJECT	VA-145-245	9-Jan-84

Prepared by: AMSaus, 5/17/2012	Page 2 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

CAJUN ELECTRIC POWER COOPERATIVE, INC., BIG CAJUN NO. 2, POWER STATION UNIT NO. 3, NEW ROADS, LOUISIANA	VA-116-843	6-Dec-82

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY, COFFEEN POWER STATION, UNIT NO. 1, COFFEEN, ILLINOIS	VA-122-776	28-Mar-83

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY, COFFEEN POWER STATION, UNIT NO. 2, COFFEEN, ILLINOIS	VA-122-777	28-Mar-83

CERA-VAM CERAMIC LINING EXTENDS WEAR LIFE OF COAL-HANDLING SYSTEMS	TX-795-956	4-Nov-81

CINCINNATI GAS & ELECTRIC COMPANY, THE; DAYTON POWER & LIGHT COMPANY, THE; EAST BEND STATION, UNIT NO. 2, RABBIT, KENTUCKY (RB555)	VA-198-895	19-Aug-85

COMMONWEALTH EDISON COMPANY, KINCAID GENERATING STATION, UNIT NOS. 1&2, KINCAID, ILLINOIS	VA-157-295	11-Jun-84

THE COMPUTER AIDED PICTORIAL PROCESS PLANNING (CAPP) SYSTEM	TXU-0004-41837	22-Oct-90

CONSIDERATIONS LEADING TO SELECTION OF CHROMIZED BOILER INTERNAL SURFACES	TX-0000-934789	6-Jul-82

CONSUMERS POWER COMPANY, JAMES H. CAMPBELL PLANT, UNIT NO. 2, WEST OLIVE, MICHIGAN	TX-710-115	12-May-81

COOLING CONTROL PROGRAM FOR SHAPE MELTING, A	TXU-374-472	3-Apr-89

DAYTON POWER & LIGHT COMPANY, CINCINNATI GAS & ELECTRIC COMPANY, KILLEN ELECTRIC GENERATING STATION	VA-104-897	14-May-82

DEPARTMENT OF ELECTRIC AND WATER UTILITIES, C.D. MCINTOSH PLANT, UNIT NO. 3, CITY OF LAKELAND, FLORIDA, BABCOCK & WILCOX, RADIANT REHEAT BOILER	TX-827-464	7-Jan-82

DEPT. OF ELECTRIC AND WATER UTILITIES C.D. MCINTOSH PLAT, UNIT NO. 3 CITY OF LAKELAND, FLORIDA	TX-827-464	7-Jan-82

DETROIT EDISON COMPANY, THE, BELLE RIVER POWER PLANT, UNITS NOS. 1 & 2, ST. CLAIR, MICHIGAN	VA-145-244	9-Jan-84

DRAWING DISPLAY	TX-0003-145200	5-Sep-91

DUQUESNE LIGHT COMPANY ELRAMA POWER STATION, UNIT NO. 3 ELRAMA, PENNSYLVANIA	VA-161-319	29-May-84

Prepared by: AMSaus, 5/17/2012	Page 3 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

DUQUESNE LIGHT COMPANY ELRAMA POWER STATION, UNITS NO. 1 & 2 ELRAMA, PENNSYLVANIA	VA-161-318	29-May-84

DUQUESNE LIGHT COMPANY, ELRAMA POWER STATION, UNIT NO. 4, ELRAMA, PENNSYLVANIA	VA-153-136	6-Apr-84

E.B. WELD PARAMETERS FOR SCIAKY BOX	TXU-0004-38362	1-Oct-90

EL PULVERIZER MAINTENANCE MANUAL	TX-1-267-005	16-Jan-84

EL-56 PULVERIZER MAINTENANCE MANUAL FOR CITY OF GRAND HAVEN, BOARD OF POWER & LIGHT, GRAND HAVEN, MICHIGAN	TX-1-105-697	21-Apr-83

ENGINEERED CERAMIC MATERIAL	TX-0000-679139	22-Apr-81

FEATHER RIVER PROJECT, MARYSVILLE, CALIFORNIA, CIRCULATING FLUID BED BOILER	VA-237-840	11-Sep-86

FEEDWATER TREATMENT FOR RB BOILERS	TX-504-142	3-Jul-80

FLORIDA POWER CORPORATION, CRYSTAL RIVER PLANT, UNIT NO. 4, CRYSTAL RIVER, FLORIDA	VA-96-701	29-Mar-82

FLUE GAS DESULFURIZATION (FGD) LEXICON	TX-6-849-972	16-Oct-07

FOSSIL POWER GENERATION DIVISION, BABCOCK & WILCOX, B&W BAG FILTERHOUSE, BROCHURE NO. E101-3066	TX-621-165	30-Jan-81

FOSSIL-FUEL-FIRED BOILERS: FUNDAMENTALS AND ELEMENTS *	TXU-405-775	16-Feb-90

GEORGIA-PACIFIC CORPORATION, CROSSETT ARKANSAS, PROJECT CIP-84-10A BOILER	VA-237-841	11-Sep-86

GRAPHICS GUIDE	A-721387	2-Mar-76

GREENWOOD MILLS, EDISTO PLANT, ORANGEBURG, SOUTH CAROLINA	TX-686-378	12-May-81

HAMMERMILL PAPER COMPANY, ERIE, PENNSYLVANIA, BABCOcK & WILCOX PROCESS RECOVERY BOILER	TX-587-953	25-Nov-80

Prepared by: AMSaus, 5/17/2012	Page 4 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

IGES/TC CONVERSION UTILITY	TX-0003-145197	5-Sep-91

ILLINOIS POWER COMPANY, BALDWIN POWER STATION, UNIT NO. 1, BALDWIN, ILLINOIS	VA-93-347	22-Oct-81

ILLINOIS POWER COMPANY, BALDWIN POWER STATION, UNIT NO. 2, BALDWIN, ILLINOIS	VA-93-345	22-Oct-81

INTERMOUNTAIN POWER PROJECT, UNIT NO. 1, LYNNDYL, UTAH	VA-145-242	9-Jan-84

INTERNATIONAL PAPER COMPANY, MANSFIELD, LOUISIANA, BABCOCK & WILCOX 900 TON BLACK LIQUOR RECOVERY BOILER	TX- 660-220	26-Mar-81

INTERNATIONAL PAPER COMPANY, MANSFIELD, LOUISIANA, BABCOCK & WILCOX STIRLING POWER BOILER	TX- 741-297	22-Jun-81

IOWA-ILLINOIS GAS & ELECTRIC COMPANY, LOUISA GENERATING STATION, UNIT NO. 1, LOUISA COUNTY, IOWA	VA-93-349	22-Oct-81

KANSAS CITY POWER & LIGHT COMPANY, ST. JOSEPH LIGHT & POWER COMPANY, IATAN PLANT – UNIT NO. 1, IATAN, MO, RADIANT REHEAT BOILER TUBE METAL IDENTIFICATION	TX-495-522	18-Jun-80

LOGICAL MACHINE	TX-2-165-288	2-Oct-87

MAINTENANCE TRAINING MANUAL, MPS GEARBOX FOR ESTAL HOOGOVENS BV, IJMUIDEN, HOLLAND	TX-1-105-704	21-Apr-83

MERCK & CO., INC., STONEWALL PLANT, ELKTON, VIRGINIA	VA-104-280	16-Jul-82

MICHIGAN SOUTH CENTRAL POWER AGENCY, LITCHFIELD, MICHIGAN, BABCOCK & WILCOX STIRLING POWER BOILER	VA-116-842	6-Dec-82

MICHIGAN SOUTH CENTRAL POWER AGENCY, LITCHFIELD, MICHIGAN, FLUE GAS SCRUBBER SYSTEM	VA-116-846	6-Dec-82

MIRROR ALL-METAL REFLECTIVE INSULATION VALVE AND FLANGE COVERS, BROCHURE NO. A952-3006	TX-582-823	14-Nov-80

MODULAR MODELING SYSTEM MODULES VERSION 2	TX-0006-879823	8-Oct-08

MONONGAHELA POWER COMPANY, WEST PENN POWER COMPANY, THE POTOMAC EDISON CO., FORT MARTIN UNIT NO. 2, MONONGAHELA, W. VA. B&W UNIVERSAL PRESSURE BOILER	TX-504-141	3-Jul-80

Prepared by: AMSaus, 5/17/2012	Page 5 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

MPS PULVERIZER	TX-504-140	3-Jul-80

NEBRASKA PUBLIC POWER DISTRICT, GERALD GENTLEMAN STATION, UNIT NO. 2, SUTHERLAND, NEBRASKA, BABCOCK & WILCOX RADIANT REHEAT BOILER	TX-660-219	26-Mar-81

NETWORK PLOTTING SYSTEM	TX-76-124	28-Jul-78

NORTHERN INDIANA PUBLIC SERVICE COMPANY, ROLLIN M. SCHAHFER GENERATING STATION, UNIT NO. 14, WHEATFIELD, INDIANA, B&W UNIVERSAL PRESSURE BOILER	VA-116-845	6-Dec-82

OHIO EDISON COMPANY, THE, W.H. SAMMIS PLANT, UNIT NO. 5, STRATTON, OHIO	VA-198-894	19-Aug-85

OIL & GAS FIRED BOILER, OPERATIONS AND MAINTENANCE GUIDE	TX-1-255-647	17-Oct-83

OPERATING INSTRUCTIONS FOR THE AET MODELS 204B AND 204G MINIATURE BATTERY-POWERED ACOUSTIC EMISSIONS SYSTEMS	TX4-658-979	4-Nov-97

OPERATOR TRAINING MANUAL CAJUN ELECTRIC POWER COOPERATIVE, INC. NEW ROADS, LOUISIANA	TX-505-639	7-Jul-80

OPERATOR TRAINING MANUAL EL PULVERIZER MAINTENANCE MANUAL	TX-505-640	7-Jul-80

OPERATOR TRAINING MANUAL FOR APPLETON PAPERS, INCORPORATED, ROARING SPRINGS, PENNSYLVANIA	TX-1-105-703	21-Apr-83

OPERATOR TRAINING MANUAL FOR ASSOCIATED ELECTRIC COOPERATIVE, MOBERLY, MISSOURI	TX2-126-700	24-Jul-87

OPERATOR TRAINING MANUAL FOR AUGUSTA NEWSPRINT COMPANY, NIXON, GEORGIA	TX-1-105-705	21-Apr-83

OPERATOR TRAINING MANUAL FOR B.F.GOODRICH CHEMICAL COMPANY, LOUISVILLE, KENTUCKY	TX-787-881	22-Oct-81

OPERATOR TRAINING MANUAL FOR BLACK & VEATCH CONSULTING ENGINEERS	TX-868-573	12-Mar-82

OPERATOR TRAINING MANUAL FOR BOWATER CAROLINA COMPANY, CATAWBA, SOUTH CAROLINA	TX-868-571	12-Mar-82

OPERATOR TRAINING MANUAL FOR CAJUN ELECTRIC POWER COOPERATIVE, INC., NEW ROADS, LA	TX-1-024-037	6-Dec-82

Prepared by: AMSaus, 5/17/2012	Page 6 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

OPERATOR TRAINING MANUAL FOR CARGILL INCORPORATED, CEDAR RAPIDS PLANT, CEDAR RAPIDS, IOWA	TX-433-699	4-Mar-80

OPERATOR TRAINING MANUAL FOR CARGILL INCORPORATED, DAYTON, OHIO	TX-584-419	18-Nov-80

OPERATOR TRAINING MANUAL FOR CENTRAL ILLINOIS PUBLIC SERVICE COMPANY, UNITS 1 AND 2, COFFEEN, ILLINOIS	TX-1-208-776	17-Oct-83

OPERATOR TRAINING MANUAL FOR CITY OF AMES ELECTRIC AMES, IOWA	TX-787-882	22-Oct-81

OPERATOR TRAINING MANUAL FOR CITY OF GRAND HAVEN, BOARD OF POWER & LIGHT, GRAND HAVEN, MICHIGAN	TX-1-105-706	21-Apr-83

OPERATOR TRAINING MANUAL FOR CONSUMERS POWER COMPANY, WEST OLIVE, MICHIGAN	TX-2-121-500	24-Jul-87

OPERATOR TRAINING MANUAL FOR CRA, INC., KANSAS CITY, MISSOURI	TX-685-278	8-May-81

OPERATOR TRAINING MANUAL FOR DETROIT EDISON COMPANY, BELLE RIVER POWER PLANT, CHINA TOWNSHIP, MICHIGAN	TX-1-267-004	16-Jan-84

OPERATOR TRAINING MANUAL FOR E.I. DUPONT DE NEMOURS & CO., FLORENCE, SOUTH CAROLINA	TX-1-024-039	6-Dec-82

OPERATOR TRAINING MANUAL FOR FLORIDA POWER CORPORATION, UNIT NO. 4, CRYSTAL RIVER, FLORIDA	TX-1-147-400	6-Jul-83

OPERATOR TRAINING MANUAL FOR GILMAN PAPER COMPANY, ST. MARYS, GEORGIA	TX-1-023-949	6-Dec-82

OPERATOR TRAINING MANUAL FOR GREENWOOD MILLS, INC., ORANGEBURG, SOUTH CAROLINA	TX-713-291	19-Jun-81

OPERATOR TRAINING MANUAL FOR GULF STATES UTILITIES COMPANY, BEAUMONT, TEXAS	TX1-024-035	6-Dec-82

OPERATOR TRAINING MANUAL FOR ILLINOIS POWER COMPANY, BALDWIN POWER STATION, BALDWIN, ILLINOIS	TX-879-662	29-Mar-82

OPERATOR TRAINING MANUAL FOR INTERNATIONAL PAPER COMPANY, MANSFIELD, LOUISIANA	TX-685-277	8-May-81

OPERATOR TRAINING MANUAL FOR INTERNATIONAL PAPER COMPANY, MANSFIELD, LOUISIANA (STERLING POWER BOILER)	TX-713-290	19-Jun-81

Prepared by: AMSaus, 5/17/2012	Page 7 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

OPERATOR TRAINING MANUAL FOR JACKSONVILLE ELECTRIC AUTHORITY, NORTHSIDE GENERATING STATION, JACKSONVILLE, FL.	TX-587-160	24-Nov-80

OPERATOR TRAINING MANUAL FOR KOREA ELECTRIC COMPANY, GOJEONG POWER PLANT, SEOUL, KOREA	TX-1-024-036	6-Dec-82

OPERATOR TRAINING MANUAL FOR MERCK & CO., INC., STONEWALL PLANT, ELKTON, VIRIGINA	TX-868-572	12-Mar-82

OPERATOR TRAINING MANUAL FOR MICHIGAN SOUTH CENTRAL POWER AGENCY, LITCHFIELD, MICHIGAN	TX-905-504	14-May-82

OPERATOR TRAINING MANUAL FOR NEBRASKA PUBLIC POWER DISTRICT, GERALD GENTLEMAN STATION, SUTHERLAND, NEBRASKA	TX-660-248	26-Mar-81

OPERATOR TRAINING MANUAL FOR OIL & GAS FIRED UTILITY BOILERS	TX-1-208-774	17-Oct-83

OPERATOR TRAINING MANUAL FOR PACKAGING CORPORATION OF AMERICA, FILER CITY, MICHIGAN	TX-1-145-818	5-Jul-83

OPERATOR TRAINING MANUAL FOR PENNTECH PAPERS, INC., JOHNSONBURG, PENNSYLVANIA	TX-1-024-034	6-Dec-82

OPERATOR TRAINING MANUAL FOR PENNTECH PAPERS, INC., JOHNSONBURG, PENNSYLVANIA	TX-1-145-817	5-Jul-83

OPERATOR TRAINING MANUAL FOR PUBLIC SERVICE OF NEW HAMPSHIRE MANCHESTER, NEW HAMPSHIRE	TX-827-483	7-Jan-82

OPERATOR TRAINING MANUAL FOR REPUBLIC STEEL CORPORATION, WARREN, OHIO	TX-905-506	14-May-82

OPERATOR TRAINING MANUAL FOR SUNFLOWER ELECTRIC COOPERATIVE, GARDEN CITY, KANSAS	TX-1-145-816	5-Jul-83

OPERATOR TRAINING MANUAL FOR TENNECO OIL COMPANY, SWEETWATER COUNTY, WYOMING	TX-660-247	26-Mar-81

OPERATOR TRAINING MANUAL FOR THE ALABAMA POWER COMPANY, MILLER STEAM PLANT, UNIT NO. 2, WEST JEFFERSON, ALABAMA	TX-1-267-006	16-Jan-84

OPERATOR TRAINING MANUAL FOR THE FM PACKAGE BOILER	TX-1-208-775	17-Oct-83

OPERATOR TRAINING MANUAL FOR TOLEDO EDISON COMPANY BAYSHORE STATION OREGON, OHIO	TX-1-145-815	5-Jul-83

Prepared by: AMSaus, 5/17/2012	Page 8 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

OPERATOR TRAINING MANUAL FOR TOLEDO EDISON COMPANY BAYSHORE STATION TOLEDO, OHIO	TX-1-024-038	6-Dec-82

OPERATOR TRAINING MANUAL FOR UNIVERSITY OF NORTHERN IOWA, CEDAR FALLS, IOWA	TX-433-231	14-Mar-80

OPERATOR TRAINING MANUAL FOR UTAH POWER & LIGHT COMPANY HUNTER STATION UNITS 3&4 CASTLE DALE, UTAH	TX-1-105-698	21-Apr-83

OPERATOR TRAINING MANUAL FOR WESTERN FARMERS ELECTRIC COOPERATIVE, FT. TOWSON, OKLAHOMA	TX-2-121-504	24-Jul-87

OPERATOR TRAINING MANUAL FOR WESTERN KRAFT PAPER GROUP	TX-685-276	8-May-81

OPERATOR TRAINING MANUAL FOR WISCONSIN POWER & LIGHT EDGEWATER GENERATING STATION, SHEBOYGAN, WISCONSIN	TX-1-208-683	17-Oct-83

OPERATOR TRAINING MANUAL, BALTIMORE GAS & ELECTRIC COMPANY, BALTIMORE, MARYLAND	TX-504-105	3-Jul-80

OPERATOR TRAINING MANUAL, BALTIMORE GAS & ELECTRIC COMPANY, BALTIMORE, MARYLAND	TX-502-894	2-Jul-80

OPERATOR TRAINING MANUAL, CITY OF LAKELAND, FL.	TX-787-883	22-Oct-81

OPERATOR TRAINING MANUAL, IOWA-ILLINOIS GAS & ELECTRIC COMPANY, LOUISA GENERATING STATION MUSCATINE, IOWA	TX-827-334	6-Jan-82

OPERATOR TRAINING MANUAL, PUBLIC SERVICE CO. OF NEW MEXICO UNITS 3&4 SAN JUAN STATION WATERFLOW, NM	TX-827-335	6-Jan-82

OPERATOR TRAINING MANUAL, SAN MIGUEL ELECTRIC COOPERATIVE, SAN MIGUEL PLANT, CHRISTINE, TEXAS	TX-543-600	7-Jul-80

PACKAGING CORPORATION OF AMERICA FILER CITY, MICHIGAN	VA-122-780	28-Mar-83

PCPOWER	TX-2-098-911	26-Jun-87

PCPOWER	TX-2-140-588	26-Aug-87

PCPOWER	TX-2-190-950	27-Nov-87

Prepared by: AMSaus, 5/17/2012	Page 9 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

PDD-1000 PARTIAL DISCHARGE DETECTOR OPERATOR’S GUIDE	TX4-658-842	4-Nov-97

PENNSYLVANIA ELECTRIC COMPANY, NEW YORK ELECTRIC AND GAS COMPANY, HOMER CITY STATION UNIT NO. 3, HOMER CITY, PA	TX-467-228	5-Mar-80

PENNTECH PAPERS, INC., UNITS 81&82, JOHNSONBURG, PENNSYLVANIA	VA-122-775	28-Mar-83

PORTABLE ALL ACOUSTIC LEAK LOCATOR MODEL LD-180P OPERATING MANUAL	TX4-660-370	4-Nov-97

POTOMAC ELECTRIC POWER COMPANY GENERATING STATION “E”- UNITS NO. 1 AND 2 CHALK POINT, MARYLAND	VA-122-778	28-Mar-83

POWER PLANT STEAM GENERATION: SO2 BABCOCK AND WILCOX BOILERS	TX-0000-293458	12-Jul-79

PUBLIC SERVICE COMPANY OF NEW MEXICO, SAN JUAN STATION, UNIT NOS. 3&4, WATERFLOW, NEW MEXICO	VA-198-897	19-Aug-85

PUBLIC SERVICE COMPANY OF NEW MEXICO, SAN JUAN, UNIT NOS. 3&4, WATERLFOW, NEW MEXICO	VA-93-350	22-Oct-81

QUEENSLAND NICKEL PTY., LTD. YABULU, QUEENSLAND, AUSTRALIA (TECHNICAL DRAWING)	VA-104-281	16-Jul-82

REFERENCE DATA FOR ACOUSTIC NOICE CONTROL	V1656P018-019	22-Mar-78

REPUBLIC STEEL CORPORATION, MAHONING VALLEY PLANT, WARREN, OHIO	VA-104-470	14-May-82

SAN MIGUEL ELECTRIC POWER COOPERATIVE, INC., SAN MIGUEL PLANT, UNIT NO. 1, CHRISTINE, TEXAS B&W RADIANT REHEAT BOILER	TX-495-613	18-Jun-80

SECONDARY AIR HEATER, DETROIT EDISON COMPANY, BELLE RIVER POWER PLANT	VA-154-188	3-May-84

SIERRA PACIFIC POWER COMPANY, NORTH VALMY STATION, UNIT NO. 1, VALMY, NEVADA B&W RADIANT REHEAT BOILER	VA-116-844	6-Dec-82

SOFTWARE DEVELOPMENT GUIDELINES	TXU-0003-48759	8-Jun-88

SOFTWARE FOR THE DETERMINATION OF STRESS INTENSITY FACTORS IN CERAMICS USING THE DOUBLE TORSION METHOD	TXU-0000-91539	22-Mar-82

Prepared by: AMSaus, 5/17/2012	Page 10 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

SOFTWARE FOR THE DETERMINATION OF STRESS INTENSITY FACTORS IN CERAMICS USING THE WORK OF FRACTURE METHOD	TXU-0000-91819	22-Mar-82

SO2 REMOVAL PROJECT FOR ARIZONA PUBLIC SERVICE COMPANY FOUR CORNERS UNITS 4&5 FRUITLAND, NEW MEXICO	TX-1-267-003	16-Jan-84

STEAM ITS GENERATION AND USE	TX-6-468-898	11-Aug-06

STEAM, ITS GENERATION AND USE	TX3-820-289	8-Mar-94

STEAM, ITS GENERATION AND USE	TX-36-602	13-May-78

STEAM, ITS GENERATION AND USE	A-693057	1-Dec-75

STEAM, ITS GENERATION AND USE	A-638308	25-Jul-63

STEAM, ITS GENERATION AND USE	AA-447247	3-Jun-60

STEAM, ITS GENERATION AND USE	AA-406366	20-Jul-59

STEAM, ITS GENERATION AND USE	AA-214504	20-Dec-55

SWAGE DRAW EXPERT SYSTEM	TXU-617-134	28-Feb-94

TECHNICAL PROPOSAL TO JACKSONVILLE ELECTRIC AUTHORITY (PURCHASER) FOR REHEATER PURCHASE AT NORTHSIDE UNIT NO. 1 (ORIGINAL UP-34)	TX2-380-986	18-Aug-88

TEXAS UTILITIES SERVICES, INC. MONTICELLO STEAM ELECTRIC STATION UNIT NO. 3, MT. PLEASANT, TEXAS BABCOCK & WILCOX UNIVERSAL PRESSURE BOILER	TX-660-218	26-Mar-81

THERMAC	TX-0002-098910	26-Jun-87

THERMAC	TX-0002-140587	26-Aug-87

THRUST1 SOFTWARE	TXU-0004-94084	22-Oct-91

Prepared by: AMSaus, 5/17/2012	Page 11 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

TUBE METAL IDENTIFICATION, INTERMOUNTAIN POWER PROJECT, UNIT NO. 1, LYNNDYL, UTAH	VA-145-241	9-Jan-84

TUBE METAL IDENTIFICATION, NORTHERN INDIANA PUBLIC SERVICE COMPANY, ROLLIN M. SCHAHFER GENERATING STATION, UNIT NO. 14 WHEATFIELD, ILLINOIS	VA-137-557	17-Oct-83

TUBE METAL IDENTIFICATION, THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, AVON LAKE PLANT – UNIT NO. 9, AVON LAKE, OHIO	VA-198-550	16-Aug-85

TUBE METAL IDENTIFICATION, THE DETROIT EDISON COMPANY BELLE RIVER PLANT, UNIT NOS. 1 & 2 ST. CLAIR, MICHIGAN	VA-145-243	9-Jan-84

TUBE METAL IDENTIFICATION, WISCONSIN POWER & LIGHT COMPANY, EDGEWATER GENERATING STATION, UNIT NO. 5 SHEBOYGAN, WISCONSIN	VA-122-774	28-Mar-83

UNIVERSITY OF NORTHERN IOWA PLANT NO. 2, UNIT NO. 3 CEDAR FALLS, IOWA	TX-467-229	5-Mar-80

USEFUL TABLES	TX-35-729	9-May-78

UTAH POWER & LIGHT, HUNTER STATION, UNITS NO. 3 & 4, CASTLEDALE, UTAH	VA-122-773	28-Mar-83

UTILITY MAINTENANCE GUIDE FOR WESTERN FARMERS ELECTRIC COOPERATIVE, FT. TOWSON, OKLAHOMA	TX2-122-729	24-Jul-87

VELOCITY PROGRAM	TXU-0003-68497	25-May-85

WASTE TECHNOLOGY SERVICES	TX-0002-042655	6-Apr-87

WESTERN FARMERS ELECTRIC COOPERATIVE, HUGO PLANT – UNIT NO. 1, HUGO, OKLAHOMA, BABCOCK & WILCOX RADIANT REHEAT BOILER	TX-741-298	22-Jun-81

WISCONSIN POWER & LIGHT COMPANY, EDGEWATER GENERATING STATION, UNIT NO. 5, SHEBOYGAN, WISCONSIN	VA-122-779	28-Mar-83

Prepared by: AMSaus, 5/17/2012	Page 12 of 13

COPYRIGHTS

Copyright Title	Reg. No.	Reg. Date

McDermott Technology, Inc.
(name change to Babcock & Wilcox Technology, Inc., effective April 21, 2010)

DETROIT EDISON CO., THE, BELLE RIVER POWER PLANT ST. CLAIR MICHIGAN	VA-161-320	29-May-84

ELEMENTS OF TWO-PHASE FLOW IN FOSSIL BOILERS	TX-2-150-696	10-Sep-87

HELIX	TX-2-641-197	31-Jul-89

PCFAD	TX-2-831-081	8-May-90

PERSONAL COMPUTER CONTROL PROGRAM PC/CP	TX-2-147-035	2-Sep-87

pH AND CONDUCTIVITY SOLVER	TXU-387-279	23-Aug-89

PLATE LAMINATE	TXU-496-596	14-Jun-91

SOFTWARE DEVELOPMENT GUIDELINES	TX-2-327-698	8-Jun-88

STANDARD PRACTICE MANUAL	TXU-292-232	17-Aug-87

Prepared by: AMSaus, 5/17/2012	Page 13 of 13

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

0348A		METHOD AND APPARATUS FOR CONSTANT PROGRESSION OF A CLEANING JET ACROSS HEATED SURFACES

	Granted	20-May-1994	08/247,001			01-Aug-1995	5437295	Diamond Power International, Inc.

0353B		SOOTBLOWER HAVING VARIABLE DISCHARGE

02	Granted	25-Apr-1994	08/232322			23-May-1995	5416946	Diamond Power International, Inc.

0355		METHOD AND APPARATUS OF PREHEATING A SOOTBLOWER LANCE

	Granted	03-Feb-1993	08/013770			14-Jun-1994	5320073	Diamond Power International, Inc.

0357		OPEN BEAM SOOTBLOWER

	Granted	22-Mar-1993	08/034251			05-Apr-1994	5299533	Diamond Power International, Inc.

0357A		OPEN BEAM SOOTBLOWER

01	Granted	29-Sep-1993	08/128840			22-Nov-1994	5365890	Diamond Power International, Inc.

0357B		OPEN BEAM SOOTBLOWER

01	Granted	28-Jan-1994	08/189301			04-Jul-1995	5429076	Diamond Power International, Inc.

0357C		OPEN BEAM SOOT BLOWER

01	Granted	12-May-1995	08/440317			27-Aug-1996	5549079	Diamond Power International, Inc.

0373		RETRACTABLE CHEMICAL INJECTION SYSTEM

	Granted	27-Jan-1995	08/379974			17-Dec-1996	5585072	Diamond Power International, Inc.

0374		PARAMETER SENSING SOOTBLOWER

	Granted	03-Apr-1997	08/832309			13-Jul-1999	5920951	Diamond Power International, Inc.

5093		CASCADING PRESSURE CONTINUOUS BLOW BOTTLE

	Granted	02-Jun-1992	889929			30-Nov-1993	5265983	Babcock & Wilcox Power Generation Group, Inc.

5207		SUPPORT OF INTERSPACED OPPOSED FEED HEADERS FOR FGD SYSTEMS

	Granted	21-May-1992	886581			21-Dec-1993	5271873	Babcock & Wilcox Power Generation Group, Inc.

5220		HYDROGEN PEROXIDE FOR FLUE GAS DESULFURIZATION

	Granted	08-Sep-1994	08/303311			21-Jan-1997	5595713	Babcock & Wilcox Power Generation Group, Inc.

5232		DRY SCRUBBER WITH INTEGRAL PARTICULATE COLLECTION DEVICE

	Granted	24-Jun-1992	07/904304			01-Jun-1993	5215557	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 1 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5242		FLUID BED COMBUSTION REHEAT STEAM TEMPERATURE CONTROL

	Granted	01-Jun-1992	07/891096			11-May-1993	5209188	Babcock & Wilcox Power Generation Group, Inc.

5258		ENHANCED REAGENT UTILIZATION FOR DRY OR SEMI-DRY SCRUBBER

	Granted	08-Jul-1992	07/910062			28-Dec-1993	5273721	Babcock & Wilcox Power Generation Group, Inc.

5264		PURIFICATION OF FGD GYPSUM PRODUCT

	Granted	01-Sep-1992	07/937775			01-Jun-1993	5215672	Babcock & Wilcox Power Generation Group, Inc.

5273		CRACK ORIENTATION DETERMINATION AND DETECTION USING HORIZONTALLY POLARIZED SHEAR WAVES

	Granted	17-Sep-1992	07/947123			24-Jan-1995	5383365	McDermott Technology, Inc.

5294		REVERSIBLE, WEAR-RESISTANT ASH SCREW COOLER SECTION

	Granted	29-Sep-1992	07/953631			10-May-1994	5309848	Babcock & Wilcox Power Generation Group, Inc.

5311		BENEFICIATION OF DRY SCRUBBER PRODUCT

	Granted	08-Feb-1993	08/015956			07-Jun-1994	5318227	Babcock & Wilcox Power Generation Group, Inc.

5313		COST REDUCTION OF WET FGD SYSTEMS WITH A TRAY

	Granted	27-Jan-1993	08/009698			25-Jan-1994	5281402	Babcock & Wilcox Power Generation Group, Inc.

5315		ASYMMETRIC PULVERIZER TIRE

	Granted	16-Mar-1993	08/033694			13-Sep-1994	5346148	Babcock & Wilcox Power Generation Group, Inc.

5323		CHEMICAL CONVERSION PLUG TO ACHIEVE GAS TIGHTNESS

	Granted	03-May-1993	08/055097			21-Dec-1993	5271550	Babcock & Wilcox Power Generation Group, Inc.

5324		FGD PERFORMANCE ENHANCEMENT BY HYDROCLONE AND RECYCLING STEPS

	Granted	08-Mar-1993	08/028895			03-May-1994	5308509	Babcock & Wilcox Power Generation Group, Inc.

5325		COMBINED COMBUSTION & STEAM TURBINE POWER PLANT

	Granted	25-Jan-1993	08/008023			27-Dec-1994	5375410	Babcock & Wilcox Power Generation Group, Inc. Westinghouse

5336		CIRCULATING FLUIDIZED BED REACTOR WITH INTERNAL PRIMARY PARTICLE SEPARATION AND RETURN

	Granted	25-Mar-1993	08/037986			06-Sep-1994	5343830	Babcock & Wilcox Power Generation Group, Inc.

5342		HIGH EFFICIENCY ADVANCED DRY SCRUBBER

	Granted	23-Jun-1993	08/081765			11-Oct-1994	5354364	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 2 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5343		GAS LANE BARRIERS BETWEEN MODULES OF HEAT RECOVERY STEAM GENERATORS

	Granted	02-Apr-1993	08/042328			01-Nov-1994	5359823	Babcock & Wilcox Power Generation Group, Inc.

5344		INTEGRAL SHIPPING TRUSS ASSEMBLY FOR HEAT RECOVERY STEAM GENERATOR MODULES

	Granted	07-Apr-1993	08/044992			06-Dec-1994	5370239	Babcock & Wilcox Power Generation Group, Inc.

5352		METHOD OF REAGENT AND OXIDATION AIR DELIVERY

	Granted	16-Aug-1993	08/107387			19-Mar-1996	5500196	Babcock & Wilcox Power Generation Group, Inc.

5353		DRY SCRUBBER WITH CONDENSING HEAT EXCHANGER FOR CYCLE EFFICIENCY IMPROVEMENT

	Granted	10-Aug-1993	08/104974			23-Aug-1994	5339755	Babcock & Wilcox Power Generation Group, Inc.

5363		COMBINED HEAT EXCHANGER AND AMMONIA INJECTION PROCESS

	Granted	15-Jun-1993	08/076994			10-Jan-1995	5380499	Babcock & Wilcox Power Generation Group, Inc.

5367		METHOD AND APPARATUS FOR CONTROLLING THE BED TEMPERATURE IN A CIRCULATING FLUIDIZED BED REACTOR

	Granted	18-Feb-1994	08/198694			15-Nov-1994	5363812	Babcock & Wilcox Power Generation Group, Inc.

5391		BALL AND SOCKET FLOATING SEAL ASSEMBLY

	Granted	27-Aug-1993	08/113026			15-Feb-1994	5286063	Babcock & Wilcox Power Generation Group, Inc.

5409		CLEANING METHOD FOR PULVERIZED COAL INJECTION SYSTEM EQUIPMENT USING COKE BREEZE

	Granted	07-Mar-1994	08/206990			05-Sep-1995	5447571	Babcock & Wilcox Power Generation Group, Inc.

5410		NON-BAFFLED LOW PRESSURE DROP VACUUM COOLED INSERTED SMELT SPOUT

	Granted	28-Oct-1993	08/144921			01-Aug-1995	5437768	Babcock & Wilcox Power Generation Group, Inc.

5417		GAS-GAS HEATER PROTECTION SYSTEM AND METHOD

	Granted	02-Dec-1993	08/161107			23-Apr-1996	5509461	Babcock & Wilcox Power Generation Group, Inc.

5419		CONDENSING HEAT EXCHANGER SCRUBBING SYSTEM

	Granted	02-Dec-1993	08/161109			29-Nov-1994	5368096	Babcock & Wilcox Power Generation Group, Inc.

5432		REMOTE TONE BURST ELECTROMAGNETIC ACOUSTIC TRANSDUCER PULSER

	Granted	15-Feb-1994	08/196662			20-Jun-1995	5426388	McDermott Technology, Inc.

5433		REMOTE PREAMPLIFIER AND IMPEDANCE MATCHING CIRCUIT FOR ELECTROMAGNETIC ACOUSTIC TRANSDUCER

	Granted	15-Feb-1994	08/196661			30-Apr-1996	5511424	McDermott Technology, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 3 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5443		ELECTROSTATIC SHIELD FOR ELECTROMAGNETIC ACOUSTIC TRANSDUCER NOISE REJECTION

	Granted	31-May-1994	08/251542			25-Jul-1995	5436873	McDermott Technology, Inc.

5444		DIODE EXPANDER FOR ELECTROMAGNETIC ACOUSTIC TRANSDUCER ELECTRONICS

	Granted	08-Jul-1994	08/272897			12-Sep-1995	5449958	McDermott Technology, Inc.

5476		USE OF SINGLE-LEAD AND MULTI-LEAD RIBBED TUBING FOR SLIDING PRESSURE ONCE-THROUGH BOILERS

	Granted	25-May-1994	08/249183			21-Feb-1995	5390631	Babcock & Wilcox Power Generation Group, Inc.

5477		METHOD AND SYSTEM FOR SO2 AND SO3 CONTROL BY DRY SORBENT/REAGENT INJECTION AND WET SCRUBBING

	Granted	29-Apr-1994	08/235597			07-Nov-2000	6143263	Babcock & Wilcox Power Generation Group, Inc.

5482		WET SCRUBBER INLET AWNING WITH LOW PRESSURE DROP

	Granted	02-May-1994	08/236617			04-Apr-1995	5403523	The Babcock & Wilcox Company

5496		METHOD OF CONVERT A DOUBLE-LOOP FLUE GAS DESULFURIZATION TO A SINGLE-LOOP SYSTEM

	Granted	11-May-1994	08/241266			19-Sep-1995	5451250	Babcock & Wilcox Power Generation Group, Inc.

5506		COMBINED HEAT EXCHANGER AND AMMONIA INJECTION PROCESS (CHEAP)

	Granted	27-May-1994	08/250187			01-Aug-1995	5437851	Babcock & Wilcox Power Generation Group, Inc.

5509		METHOD FOR INJECTING NOx INHIBITING LIQUID REAGENT INTO THE FLUE GAS OF A BOILER IN RESPONSE TO A SENSED TEMPERATURE

	Granted	28-Jun-1994	08/266809			20-Feb-2001	6190628	Diamond Power International, Inc.

5519		SEGMENTED HEAT EXCHANGER FLUE GAS TREATMENT

	Granted	05-Jul-1994	08/270705			09-Jul-1996	5534230	Babcock & Wilcox Power Generation Group, Inc.

5521		BOILER BANK SURFACE TEMPERATURE PROFILER

	Granted	25-Jul-1994	279736			01-Apr-1997	5615953	Diamond Power International, Inc.

5527		REGENERABLE MAGNESIUM DRY SCRUBBING

	Granted	21-Jun-1994	08/263120			08-Aug-1995	5439658	Babcock & Wilcox Power Generation Group, Inc.

5528		EXTENDED WEAR LIFE LOW PRESSURE DROP, RIGHT ANGLE, SINGLE EXIT ORIFICE DUAL-FLUID ATOMIZER WITH REPLACEABLE WEAR

	Granted	06-Jul-1994	08/271336			06-Aug-1996	5542609	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 4 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5530		EXTENDED WEAR LIFE LOW PRESSURE DROP, RIGHT ANGLE, MULTI EXIT ORIFICE DUAL-FLUID ATOMIZER WITH REPLACEABLE WEAR

	Granted	06-Jul-1994	08/271293			14-May-1996	5516046	Babcock & Wilcox Power Generation Group, Inc.

5531		COMBINED COMBUSTION AND STEAM TURBINE POWER PLANT

	Granted	04-May-1994	08/237735			22-Aug-1995	5442908	Babcock & Wilcox Power Generation Group, Inc. Westinghouse

5539		DISTRIBUTION CONE FOR PULVERIZED COAL BURNERS

	Granted	02-Nov-1994	08/333394			18-Jun-1996	5526758	Babcock & Wilcox Power Generation Group, Inc.

5540		CATALYST OUTAGE PROTECTION SYSTEM

	Granted	20-Jan-1995	08/375884			08-Apr-1997	5618499	Babcock & Wilcox Power Generation Group, Inc.

5543		ENHANCED HEAT EXCHANGER FLUE GAS TREATMENT USING STEAM INJECTION

	Granted	12-Sep-1994	08/304741			22-Oct-1996	5567215	Babcock & Wilcox Power Generation Group, Inc.

5554		VERTICAL ARRANGEMENT FLUIDIZED/NON-FLUIDIZED BED CLASSIFIER COOLER

	Granted	07-Oct-1994	08/320077			18-Jun-1996	5526938	Babcock & Wilcox Power Generation Group, Inc.

5580		METHOD OF REAGENT AND OXIDATION AIR DELIVERY

	Granted	19-Dec-1994	08/359147			28-May-1996	5520897	Babcock & Wilcox Power Generation Group, Inc.

5599		FLUE GAS CONDITIONING FOR THE REMOVAL OF ACID GASES, AIR TOXICS AND TRACE METALS

	Granted	22-Nov-1994	08/343285			04-Feb-1997	5599508	Babcock & Wilcox Power Generation Group, Inc.

5601		STACKED INTERSPACIAL SPRAY HEADER FOR FGD WET SCRUBBER

	Granted	10-Feb-1995	08/386834			15-Apr-1997	5620144	Babcock & Wilcox Power Generation Group, Inc.

5627		FLUE GAS DESULFURIZATION METHOD AND APPARATUS

	Granted	08-Mar-1996	08/611605			18-Aug-1998	5795548	Babcock & Wilcox Power Generation Group, Inc.

5628		IMPROVED SOX NOX AND PARTICULATE REMOVAL SYSTEM

	Granted	27-Feb-1995	08/394980			30-Jul-1996	5540897	Babcock & Wilcox Power Generation Group, Inc.

5637		BURNER PATTERN TO MINIMIZE SIDEWALL CORROSION POTENTIAL

	Granted	02-May-1995	08/433635			09-Apr-1996	5505146	Babcock & Wilcox Power Generation Group, Inc.

5643		DIFFUSER FOR COAL NOZZLE BURNER

	Granted	23-May-1995	08/448206			31-Dec-1996	5588380	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 5 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5654		METHOD FOR SO2 AND SO3 CONTROL BY DRY SORBENT/REAGENT INJECTION AND WET SCRUBBING

	Granted	23-May-1995	08/448060			16-Oct-2001	6303083	Babcock & Wilcox Power Generation Group, Inc.

5668		EMAT WITH INTEGRAL ELECTROSTATIC SHIELD

	Granted	18-Jul-1995	08/503777			04-Mar-1997	5608691	McDermott Technology, Inc.

5669		METHOD AND APPARATUS FOR WELD JOINING PIPE SECTIONS

	Granted	26-Sep-1995	08/533896			29-Apr-1997	5624067	Babcock & Wilcox Power Generation Group, Inc.

5673		ENHANCED HEAT EXCHANGER FLUE GAS TREATMENT USING STEAM INJECTION

	Granted	02-Jun-1995	08/459592			04-Feb-1997	5599382	Babcock & Wilcox Power Generation Group, Inc.

5682		ONCE-THROUGH STEAM GENERATOR FURNACE OUTLET FLUID MIX TO MINIMIZE THE NUMBER OF HEADERS AND RISER MATERIALS

	Granted	13-Feb-1996	08/600616			23-Sep-1997	5669333	Babcock & Wilcox Power Generation Group, Inc.

5708		FINE-PARTICULATE AND AEROSOL REMOVAL TECHNIQUE IN A CONDENSING HEAT EXCHANGER USING AN ELECTROSTATIC SYSTEM ENHANCE

	Granted	01-Dec-1995	08/566381			11-Aug-1998	5792238	Babcock & Wilcox Power Generation Group, Inc.

5711		DETECTION OF CORROSION FATIGUE CRACKS IN MEMBRANE BOILER TUBES

	Granted	03-Aug-1995	08/511049			18-Jun-1996	5526691	McDermott Technology, Inc.

5712		LOW PRESSURE DROP, TURBULENT MIXING ZONE DRY SCRUBBER

	Granted	29-Sep-1995	08/536866			29-Jul-1997	5651948	Babcock & Wilcox Power Generation Group, Inc.

5720		CORNER FOILS FOR HYDRAULIC MEASUREMENT

	Granted	18-Jan-1996	08/588495			18-Nov-1997	5687768	Babcock & Wilcox Power Generation Group, Inc.

5726		ENERGY ABSORBING TUBE SUPPORT FOR FURNACE

	Granted	11-Jan-1996	08/585220			02-Dec-1997	5692457	Babcock & Wilcox Power Generation Group, Inc.

R	Granted	30-Nov-1999	09/453602			29-May-2001	RE37192	Babcock & Wilcox Power Generation Group, Inc.

5729		BLACK LIQUOR GASIFIER

	Granted	02-Nov-1995	548798			03-Jun-1997	5634950	Babcock & Wilcox Power Generation Group, Inc.

5731		INLET AWNING FOR HIGH VELOCITY ABSORBERS

	Granted	16-Jan-1996	08/587180			12-Aug-1997	5656046	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 6 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5733		MIST ELIMINATION/AIR TOXIC CONTROL IN A WET SCRUBBER USING A CONDENSING HEAT EXCHANGER

	Granted	01-Dec-1995	08/566192			14-Aug-2001	6273940	Babcock & Wilcox Power Generation Group, Inc.

5734		APPARATUS FOR THE INJECTION, DISTRIBUTION AND DISPERSION OF SORBENT IN A UTILITY BOILER FURNACE

	Granted	30-Jan-1996	08/594052			11-Nov-1997	5685243	Babcock & Wilcox Power Generation Group, Inc.

5748		KEY ADVANCED LINEAR KINETIC ABSORBER SYSTEM PARTICULATE ARRESTING DEVICE

	Granted	13-Feb-1996	08/600708			14-Oct-1997	5676715	Babcock & Wilcox Power Generation Group, Inc.

5759		HYDROGEN PEROXIDE FOR FLUE GAS DESULFURIZATION

	Granted	15-May-1996	08/648261			07-Oct-1997	5674459	Babcock & Wilcox Power Generation Group, Inc.

5761		METHOD OF MAKING CONTINUOUS CERAMIC FIBER COMPOSITE HOT GAS FILTER

	Granted	23-Jan-1997	08/788717			02-Mar-1999	5876537	Babcock & Wilcox Power Generation Group, Inc.

5792		METHOD AND APPARATUS TO REGULATE A VOLTAGE CONTROLLER

	Granted	11-Jan-1996	08/584195			18-Nov-1997	5689177	Babcock & Wilcox Power Generation Group, Inc.

5795		ACTIVATED CARBON FLUE GAS DESULFURIZATION SYSTEMS FOR MERCURY REMOVAL

	Granted	22-Apr-1996	08/635532			30-Sep-1997	5672323	Babcock & Wilcox Power Generation Group, Inc.

5798		DRAINABLE DISCHARGE PAN FOR IMPACT TYPE PARTICLE SEPARATOR

	Granted	17-Jun-1996	08/664755			01-Sep-1998	5799593	Babcock & Wilcox Power Generation Group, Inc.

5820		FLUE GAS DESULFURIZATION METHOD AND APPARATUS

	Granted	26-Jun-1996	08/669762			29-Sep-1998	5814288	Babcock & Wilcox Power Generation Group, Inc.

5828		FLOODING REDUCTION ON A TUBULAR HEAT EXCHANGER

	Granted	02-Aug-1996	08/691725			11-Aug-1998	5791404	Babcock & Wilcox Power Generation Group, Inc.

5860		LOW PRESSURE DROP, TURBULENT MIXING ZONE DRY SCRUBBER

	Granted	02-Oct-1996	08/720855			17-Jun-1997	5639430	Babcock & Wilcox Power Generation Group, Inc.

5862		TRAPEZOIDAL DEFLECTORS FOR HEAT EXCHANGER TUBES

	Granted	22-Jul-1997	08/898607			01-Sep-1998	5799724	Babcock & Wilcox Power Generation Group, Inc.

5864		CIRCULATING FLUIDIZED BED FURNACE/REACTOR WITH AN INTEGRAL SECONDARY AIR PLENUM

	Granted	03-Dec-1996	08/759885			17-Nov-1998	5836257	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 7 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5875		PULVERIZED COAL BURNER

	Granted	12-Nov-1996	08/747319			03-Nov-1998	5829369	Babcock & Wilcox Power Generation Group, Inc.

5882		LOW PRESSURE DROP VANES FOR BURNERS AND NOx PORTS

	Granted	15-Nov-1996	08/749883			09-Sep-1997	5664944	Babcock & Wilcox Power Generation Group, Inc.

5883		CAST ABRASION RESISTANT HOLLOW BALLS

	Granted	27-Nov-1996	08/757990			14-Oct-1997	5676193	Babcock & Wilcox Power Generation Group, Inc.

5887		FURNACE GAS PYROMETER (GASTEMP ALTERNATIVE)

	Granted	19-Dec-1996	08/770609			11-May-2004	6733173	Diamond Power International, Inc.

D	Granted	09-Feb-2004	10/774565	12-Aug-2004	20040156420 A1	21-Feb-2006	7001067	Diamond Power International, Inc.

5894		STRAIN RELIEF MAIN SHAFT

	Granted	22-Jul-1997	08/898606			19-Feb-2002	6347758	Babcock & Wilcox Power Generation Group, Inc.

5895		STRAIN RELIEF MAIN SHAFT ASSEMBLY

	Granted	05-Jun-1997	08/868867			07-Aug-2001	6270026	Babcock & Wilcox Power Generation Group, Inc.

5898		DIESEL OR DUAL-FUEL ENGINE AND BLACK LIQUOR GASIFIER COMBINED CYCLE

	Granted	14-Feb-1997	08/801836			20-Apr-1999	5895507	Babcock & Wilcox Power Generation Group, Inc.

5927		FINE-PARTICULATE AND AEROSOL REMOVAL TECHNIQUE IN A CONDENSING HEAT EXCHANGER USING AN ELECTROSTATIC SYSTEM ENHANCEMENT

	Granted	05-Jun-1997	08/869335			08-Dec-1998	5846301	Babcock & Wilcox Power Generation Group, Inc.

5934		INTEGRATED REBURN SYSTEM FOR NOx CONTROL FROM CYCLONE-FIRED BOILERS

	Granted	21-Nov-1997	08/975725			09-Mar-1999	5878700	Babcock & Wilcox Power Generation Group, Inc.

5942		PRESSURE EQUALIZATION VALVE

	Granted	04-Aug-1997	08/905176			14-Sep-1999	5950677	Diamond Power International, Inc.

5951		RETROFIT OF A CENTER INLET TYPE SCRUBBER WITH ABSORPTION/GAS DISTRIBUTION TRAY TO IMPROVE GAS-LIQUID CONTACT IN THE ABSORPTION ZONE

	Granted	13-Jan-1998	09/006376			14-Mar-2000	6036756	Babcock & Wilcox Power Generation Group, Inc.

5958		CYCLONE FURNACE FOR RETROFIT APPLICATIONS

	Granted	07-Nov-1997	08/966110			08-Feb-2000	6021724	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 8 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

5968		IMPROVED INTERNAL OIL FLOW PATH FOR GEARBOX BEARINGS

	Granted	20-Jan-1998	009366			08-May-2001	6227712	Babcock & Wilcox Power Generation Group, Inc.

5969		LOW PRESSURE DROP INLET DESIGN TO PROMOTE GOOD GAS FLOW PATTERNS IN HIGH VELOCITY ABSORBERS

	Granted	11-Feb-1998	09/022136			03-Dec-2002	6488899	Babcock & Wilcox Power Generation Group, Inc.

5973		RETAINER SHIELD FOR SPLIT RING CASTINGS

	Granted	11-Jun-1998	09/096045			28-Dec-1999	6006702	Babcock & Wilcox Power Generation Group, Inc.

5976		STEAM GENERATOR FOR GASIFYING COAL

01	Granted	13-Jul-1998	09/114743			06-Nov-2001	6312482	Babcock & Wilcox Power Generation Group, Inc.

5977		FUME SENSOR SYSTEM AND METHODS FOR BACKGROUND NOISE SUPPRESSION

	Granted	11-Aug-2000	09/637717			03-Dec-2002	6490040	Babcock & Wilcox Power Generation Group, Inc.

5979		VARIABLE PRESSURE ONCE-THROUGH STEAM GENERATOR UPPER FURNACE HAVING NON-SPLIT FLOW CIRCUITRY

	Granted	16-Apr-1998	09/061480			10-Aug-1999	5934227	Babcock & Wilcox Power Generation Group, Inc.

5980		FURNACE FLOOR

01	Granted	15-Apr-1999	09/292722			30-May-2000	6067944	Babcock & Wilcox Power Generation Group, Inc.

5994		INTERCONNECT FOR SOLID OXIDE FUEL CELLS

	Granted	01-Mar-1999	09/259711			24-Jul-2001	6265095	SOFCo-EFS Holdings, LLC

5996		DETECTION OF CORROSION FATIGUE IN BOILER TUBES USING A SPIKE EMAT PULSER

	Granted	26-Jun-1998	09/105514			03-Oct-2000	6125703	McDermott Technology, Inc.

6002		AIR HEATER GAS INLET PLENUM

	Granted	22-Jul-1999	09/359098			18-Jun-2002	6405791	Babcock & Wilcox Power Generation Group, Inc.

C	Granted	19-Mar-2002	10/101645	25-Jul-2002	20020096316 A1	17-Dec-2002	6494255	Babcock & Wilcox Power Generation Group, Inc.

6003		WATER JACKETED, HIGH TEMPERATURE, BOILER, STRETCHER, ACCESS DOOR

	Granted	21-Jan-1999	09/234687			09-Jul-2002	6415724	Babcock & Wilcox Power Generation Group, Inc.

6006		MERCURY REMOVAL IN UTILITY WET SCRUBBER USING A CHELATING AGENT

	Granted	31-Mar-1999	09/282816			11-Dec-2001	6328939	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 9 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

6012		CIRCULATING FLUIDIZED BED REACTOR WITH FLOORED INTERNAL PRIMARY PARTICLE SEPARATOR

	Granted	07-Dec-1998	09/206353			01-Aug-2000	6095095	Babcock & Wilcox Power Generation Group, Inc.

6013		APPARATUS FOR CONTROL OF MERCURY

	Granted	31-Mar-1999	09/282817			04-Sep-2001	6284199	Babcock & Wilcox Power Generation Group, Inc.

6014		OXIDATION RESISTANT LOW ALLOY ATTACHMENT FOR BOILER COMPONENTS

	Granted	14-Jan-1999	09/231914			27-Nov-2001	6321691	Babcock & Wilcox Power Generation Group, Inc.

6016		ALKALINE SORBENT INJECTION FOR MERCURY CONTROL

	Granted	07-Dec-1998	09/206465			16-Apr-2002	6372187	Babcock & Wilcox Power Generation Group, Inc.

6016		ALKALINE SORBENT INJECTION FOR MERCURY CONTROL

C	Granted	16-Nov-2001	09/993230	01-Aug-2002	20020102189 A1	04-Mar-2003	6528030	McDermott Technology, Inc.

6018		COMBINED FLUE GAS DESULFURIZATION AND CARBON DIOXIDE REMOVAL SYSTEM

	Granted	04-Jun-1999	09/326450			04-Jun-2002	6399030	Babcock & Wilcox Power Generation Group, Inc.

6019		LOW PRESSURE DROP INLET FOR HIGH VELOCITY ABSORBERS WITH STRAIGHT TANKS

	Granted	18-Jun-1999	09/336412			31-Jul-2001	6267358	Babcock & Wilcox Power Generation Group, Inc.

6024		METHOD OF REDUCING NOx EMISSIONS WITH MINIMAL INCREASES IN UNBURNED CARBON AND WATERWALL CORROSION

	Granted	13-Sep-1999	09/394163			20-Nov-2001	6318277	Babcock & Wilcox Power Generation Group, Inc.

6030		WALL PROTECTION FROM DOWNWARD FLOWING SOLIDS

	Granted	06-May-1999	09/305962			04-Apr-2000	6044805	Babcock & Wilcox Power Generation Group, Inc.

6036		ULTRA-HIGH PARTICULATE COLLECTION OF SUB-MICRON AEROSOLS

	Granted	23-Apr-1999	09/298778			29-May-2001	6238459	McDermott Technology, Inc.

6040		APPARATUS TO RECOVER SULFUR FROM CONCENTRATED ACID GAS INTO ALKALINE SOLUTION

	Granted	08-Nov-1999	09/435745			27-Aug-2002	6440379	The Babcock & Wilcox Company

6050		HORIZONTAL SPIRAL TUBE BOILER CONVECTION PASS ENCLOSURE DESIGN

A	Granted	16-Dec-2002	10/320342			13-Apr-2004	6718915	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 10 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

6061		USE OF SULFIDE-CONTAINING LIQUORS FOR REMOVING MERCURY FROM FLUE GASES

	Granted	17-Dec-1999	09/464806			07-Jan-2003	6503470	Babcock & Wilcox Power Generation Group, Inc.

C1	Granted	20-Dec-2002	10/324833	15-May-2003	20030091490 A1	02-May-2006	7037474	Babcock & Wilcox Power Generation Group, Inc.

6067		METHOD FOR PRODUCING CHROMIUM CARBIDE COATINGS

	Granted	02-Aug-2000	09/631207			07-Jan-2003	6503340	Babcock & Wilcox Power Generation Group, Inc.

6072		FINE SOLIDS RECYCLE IN CIRCULATING FLUIDIZED BED

	Granted	17-Dec-1999	09/464258			07-Aug-2001	6269778	Babcock & Wilcox Power Generation Group, Inc.

6092		DRUMLESS NATURAL CIRCULATION BOILER

	Granted	01-Jun-2000	09/585878			08-Jan-2002	6336429	Babcock & Wilcox Power Generation Group, Inc.

6093		PARTICULATE COLLECTOR CHANNEL WITH COOLING INNER ELEMENTS IN A CFB BOILER

	Granted	10-Jul-2000	09/613132			27-Nov-2001	6322603	Babcock & Wilcox Power Generation Group, Inc.

6094		SINGLE SPRAY LEVEL FOR FLUE GAS DESULFURIZATION SYSTEM WITH INTERNAL MAIN FEED HEADERS

	Granted	01-Oct-2001	09/969333	03-Apr-2003	03-0061940	02-Sep-2003	6613133	Babcock & Wilcox Power Generation Group, Inc.

6096		INTEGRATED AIR FOIL AND AMMONIA INJECTION GRID FOR SCR SYSTEM

	Granted	23-Jun-2000	09/602483			03-May-2005	6887435	Babcock & Wilcox Power Generation Group, Inc.

6098		WALL PROTECTION FROM DOWNWARD FLOWING SOLIDS

	Granted	06-Nov-2001	09/979615			10-Dec-2002	6491000	Babcock & Wilcox Power Generation Group, Inc.

6102		CIRCULATING FLUIDIZED BED REACTOR WITH SELECTIVE CATALYTIC REDUCTION

	Granted	13-Feb-2000	09/503218			28-May-2002	6395237	Babcock & Wilcox Power Generation Group, Inc.

6103		EL TYPE PULVERIZERS

	Granted	27-Oct-2000	09/698558			05-Apr-2005	6874715	Babcock & Wilcox Power Generation Group, Inc.

6110		VARIABLE RESISTANCE DEVICE FOR A HIGH PRESSURE AIR SUPPLY SYSTEM

	Granted	22-Jun-2000	09/599326			14-Aug-2001	6273141	Babcock & Wilcox Power Generation Group, Inc.

6111		COOLED TUBES ARRANGED TO FORM IMPACT TYPE PARTICLE SEPARATORS

	Granted	25-May-2001	09/865609	21-Feb-2002	20020020158 A1	31-Dec-2002	6500221	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 11 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

6112		CFB IMPACT TYPE PARTICLE COLLECTION ELEMENTS ATTACHED TO COOLED SUPPORTS

	Granted	25-May-2001	09/865332			24-Sep-2002	6454824	Babcock & Wilcox Power Generation Group, Inc.

6117		SYSTEM FOR CONTROLLING FLUE GAS EXIT TEMPERATURE FOR OPTIMAL SCR OPERATIONS

	Granted	27-Feb-2002	10/085715	28-Aug-2003	03-0159662	26-Aug-2003	6609483	Babcock & Wilcox Power Generation Group, Inc.

6121		METHOD FOR CONTROLLING ELEMENTAL MERCURY EMISSIONS

	Granted	05-Dec-2000	09/730100	06-Jun-2002	20020068030 A1	15-Feb-2005	6855859	Babcock & Wilcox Power Generation Group, Inc.

6128		TAPERED CORROSION PROTECTION OF TUBES AT MUD DRUM LOCATION

	Granted	28-Sep-2000	09/670897			17-Dec-2002	6495268	Babcock & Wilcox Power Generation Group, Inc.

D	Granted	31-Oct-2002	10/284625	20-Mar-2003	03/0051779	05-Oct-2004	6800149	Babcock & Wilcox Power Generation Group, Inc.

6130		SPACER BAR WITH TUBE SLEEVE AND TAB

	Granted	06-Oct-2000	09/680725			14-Aug-2001	6273030	Babcock & Wilcox Power Generation Group, Inc.

6145		INTERNAL FUEL STAGING TO IMPROVE FUEL CELL PERFORMANCE

	Granted	18-Jul-2000	09/618525			23-Apr-2002	6376117	SOFCo-EFS Holdings, LLC

6156		FUEL CELL COLUMN HEAT EXCHANGER MATED MODULE

	Granted	02-Jan-1996	581989			18-Mar-1997	5612149	SOFCo-EFS Holdings, LLC

6157		FUEL CELL MODULE

	Granted	04-Feb-1994	192416			02-Jan-1996	5480738	SOFCo-EFS Holdings, LLC

6158		THERMALLY INTEGRATED REFORMER FOR SOLID OXIDE FUEL CELLS

	Granted	06-Oct-1993	08/133444			22-Nov-1994	5366819	SOFCo-EFS Holdings, LLC

6159		THERMALLY INTEGRATED HEAT EXCHANGE SYSTEM FOR SOLID OXIDE ELECTROLYTE SYSTEMS

	Granted	29-Sep-1993	128522			23-Aug-1994	5340664	SOFCo-EFS Holdings, LLC

6185		CFB WITH CONTROLLABLE IN-BED HEAT EXCHANGER

	Granted	17-Jul-2001	09/906993	23-Jan-2003	20030015150	18-Mar-2003	6532905	Babcock & Wilcox Power Generation Group, Inc.

6207		ATTACHABLE HEAT FLUX MEASURING DEVICE

	Granted	27-Oct-2000	09/697866			26-Nov-2002	6485174	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 12 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

6208		PROCESS AND COMPOSITION FOR CHROMIZING 400-SERIES STAINLESS STEELS

	Granted	20-Feb-2001	09/788742			14-May-2002	6387194	Babcock & Wilcox Power Generation Group, Inc.

6217		BOILER INTERNAL FLUE GAS BY-PASS DAMPER FOR FLUE GAS TEMPERATURE CONTROL

	Granted	19-Dec-2001	10/024874	27-Jun-2002	20020079374 A1	15-Jun-2004	6748880	Babcock & Wilcox Power Generation Group, Inc.

7000		CIRCULATING FLUIDIZED BED REACTOR WITH SELECTIVE CATALYTIC REDUCTION

	Granted	07-Jan-2002	09/958622	05-Dec-2002	20020182122 A1	22-Nov-2005	6967005	Babcock & Wilcox Power Generation Group, Inc.

7004		CHANNELIZED SCR INLET FOR IMPROVED AMMONIA INJECTION AND EFFICIENT NOx CONTROL

	Granted	29-Jun-2001	09/896169	02-Jan-2003	20030003029 A1	14-Jun-2005	6905658	Babcock & Wilcox Power Generation Group, Inc.

7005		ARTICULATING WATER MONITOR CLEANING DEVICE

	Granted	26-Dec-2001	10/036173	03-Oct-2002	20020139402 A1	02-Dec-2003	6655397	Diamond Power International, Inc.

7007		COMPARTMENTED GAS OUTLET FOR NOX CONTROL AND MIXING FOR SCR

	Granted	23-Jan-2002	10/055317			28-Jan-2003	6510820	Babcock & Wilcox Power Generation Group, Inc.

7012		SOOTBLOWER NOZZLE ASSEMBLY WITH AN IMPROVED DOWNSTREAM NOZZLE

	Granted	02-Jan-2002	10/039430	05-Sep-2002	02/0121563	20-Jul-2004	6764030	Diamond Power International, Inc.

7013		Sootblower mechanism providing varying lance rotational speed

	Granted	20-Dec-2001	10/029,900	27-Jun-2002	20020078982 A1	10-Aug-2004	6772775	Diamond Power International, Inc.

7015		SOOTBLOWER LANCE TUBE FOR DUAL CLEANING MEDIA

	Granted	05-Feb-2002	10/049303	06-Nov-2003	0205261	31-Aug-2004	6782902	Diamond Power International, Inc.

7020		HYDRAULIC LOADING SYSTEM FOR BALL AND RING PULVERIZERS

	Granted	07-Sep-2001	09/948823	13-Mar-2003	03/0047629	26-Aug-2003	6609669	Babcock & Wilcox Power Generation Group, Inc.

7022		OSCILLATING SOOTBLOWER MECHANISM

	Granted	19-Jul-2002	10/199626	23-Jan-2003	03-0015151	10-Jun-2003	6575122	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 13 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7025		FURNACE VIDEO CAMERA APPARATUS

	Granted	26-Sep-1997	08/938195			30-May-2000	6069652	Diamond Power International, Inc.

A	Granted	08-Dec-1999	09/456638			29-May-2001	6239831	Diamond Power International, Inc.

A1	Granted	06-Oct-2000	09/680578			17-Aug-2004	6778209	Diamond Power International, Inc.

A2	Granted	10-Jan-2001	09/758019	16-Aug-2001	0013892	19-Oct-2004	6806900	Diamond Power International, Inc.

7029		LASER WELDED BOILER TUBE WALL PANELS

	Granted	19-Jun-2002	10/175297	25-Dec-2003	20030234241	08-Feb-2005	6852945	Babcock & Wilcox Power Generation Group, Inc.

7033		TWO-FLUTED HOUSING LINER

	Granted	25-Jan-2002	10/056825	31-Jul-2003	03-0141396	31-Aug-2004	6783091	Babcock & Wilcox Power Generation Group, Inc.

7035		DUAL FUEL BURNER FOR A SHORTENED FLAME AND REDUCED POLLUTANT EMISSIONS

	Granted	21-May-2003	10/443287	25-Nov-2004	040234912	04-Oct-2005	6951454	Babcock & Wilcox Power Generation Group, Inc.

7036		COMPACT FOOTPRINT CFB WITH MECHANICAL DUST COLLECTOR

	Granted	30-Apr-2002	10/135432	30-Oct-2003	20030202913	08-Mar-2005	6863703	Babcock & Wilcox Power Generation Group, Inc.

7041		METHOD OF CONVERTING A DOWNFLOW/UPFLOW WET FLUE GAS DESULFURIZATION (WFGD) SYSTEM TO AN UPFLOW SINGLE-LOOP WFGD SYSTEM

	Granted	16-Jul-2002	10/196597	22-Jan-2004	04-0011200	27-Apr-2004	6726748	Babcock & Wilcox Power Generation Group, Inc.

7042		IMPROVED COLLECTION SCOOP FOR FGD BLEED STREAM OR EX SITU OXIDATION

	Granted	10-Jun-2002	10/166589	11-Dec-2003	03-0228247	24-Feb-2004	6695018	Babcock & Wilcox Power Generation Group, Inc.

D1	Granted	16-Dec-2003	10/736914	08-Jul-2004	040131526	09-Aug-2005	6926870	Babcock & Wilcox Power Generation Group, Inc.

D2	Granted	16-Dec-2003	10/737499	08-Jul-2004	040131525	13-Nov-2007	7294322	Babcock & Wilcox Power Generation Group, Inc.

7043		BUBBLE CAP ASSEMBLY

	Granted	29-May-2003	10/447895	02-Dec-2004	20040237858 A1	22-Mar-2005	6868795	Blasch Precision Ceramics, Inc.

7047		EMISSIVITY PROBE

	Granted	13-Aug-2002	10/218067	19-Feb-2004	20040032583 A1	21-Jun-2005	6909495	Diamond Power International, Inc.

7048		FLUE GAS DESULFURIZATION SYSTEM WITH A STEPPED TRAY

	Granted	24-Oct-2002	10/279425	29-Apr-2004	04-0079235	02-Aug-2005	6923852	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 14 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7052		PASSIVE SYSTEM FOR OPTIMAL NOx REDUCTION VIA SELECTIVE CATALYTIC REDUCTION

	Granted	06-Sep-2002	10/236854	11-Mar-2004	04-0045513	04-Apr-2006	7021248	Babcock & Wilcox Power Generation Group, Inc.

7060		INTERMITTENT MIXER WITH LOW PRESSURE DROP

	Granted	18-Mar-2003	10/391393	23-Sep-2004	040182052	20-Sep-2005	6946011	Babcock & Wilcox Power Generation Group, Inc.

D1	Granted	03-Aug-2005	11/196084	15-Dec-2005	050274413	06-Nov-2007	7291194	Babcock & Wilcox Power Generation Group, Inc.

D2	Granted	03-Aug-2005	11/196075	08-Dec-2005	050268964	30-Oct-2007	7288128	Babcock & Wilcox Power Generation Group, Inc.

7062		UNBURNED CARBON AND OTHER COMBUSTIBLES

C1	Granted	06-Oct-1997	08/944120			30-Jun-1998	5774176	Diamond Power International, Inc.

C2	Granted	08-Sep-1997	08/925340			23-Nov-1999	5988079	Diamond Power International, Inc.

7063		COMBUSTION OPTIMIZATION SYSTEM

	Granted	25-Jan-1996	08/591012			18-Aug-1998	5794549	Diamond Power International, Inc.

7064		SOOTBLOWING OPTIMIZATION SYSTEM

	Granted	09-Nov-1999	09/436944			04-Dec-2001	6325025	Diamond Power International, Inc.

D	Granted	01-Aug-2001	09/920697	10-Jan-2002	0002956	30-Jul-2002	6425352	Diamond Power International, Inc.

7065		ASH HANDLING SYSTEM

	Granted	18-Oct-2000	09/691562			15-Jan-2002	6338306	Diamond Power International, Inc.

7067		IMPACT TYPE PARTICLE SEPARATOR MADE OF MUTUALLY INVERTED U-SHAPED ELEMENTS

	Granted	29-May-2003	10/447688	16-Dec-2004	20040250521	22-Mar-2005	6869459	Babcock & Wilcox Power Generation Group, Inc.

7068		SOOTBLOWER CONTROL BASED ON BOILER THERMAL EFFICIENCY OPTIMIZATION

	Granted	18-Dec-2003	10/739858	19-Aug-2004	0159270	16-Aug-2005	6928937	Diamond Power International, Inc.

7070		DEVICE FOR REGULATING AND CLEANING AN AIR INTAKE

	Granted	05-Sep-2000	09/623450			13-Aug-2002	6431125	Diamond Power International, Inc.

7071		ANTI-VIBRATION BARS FOR BOILER TUBES WITH PROTECTIVE SHIELDS

	Granted	17-Mar-2004	10/802688	26-Jan-2006	060016402	02-Oct-2007	7275589	Babcock & Wilcox Power Generation Group, Inc.

7072		DUAL PRESSURE RECOVERY BOILER

	Granted	20-Oct-2004	10/969125	20-Apr-2006	20060081199	17-Jul-2007	7243619	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 15 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7073		SPLIT RING CASTING FOR BOILER TUBES WITH TUBE SHIELDS

	Granted	17-Mar-2004	10/802474	22-Sep-2005	050205018	27-Feb-2007	7182045	Babcock & Wilcox Power Generation Group, Inc.

7075		RE-ORIENTED OVER FIRE AIR PORTS FOR REDUCTION OF NOx PRODUCTION FROM PULVERIZED COAL-FIRED BURNERS

	Granted	29-Jan-2004	10/767978	04-Aug-2005	05-0166867	01-Dec-2009	7624707	Babcock & Wilcox Power Generation Group, Inc.

7086		SOOTBLOWER NOZZLE ASSEMBLY WITH NOZZLES HAVING DIFFERENT GEOMETRIES

	Granted	24-Mar-2004	10/808047	11-Nov-2004	0222324	18-Apr-2006	7028926	Diamond Power International, Inc.

7087		ASSEMBLY AND METHOD FOR REMOVING A DEVICE FROM A BOILER

	Granted	15-Jun-2005	11/153671	16-Feb-2006	20060032468 A1	29-Dec-2009	7637002	Diamond Power International, Inc.

7088		BAFFLE FOR INCREASED CAPTURE OF POPCORN ASH IN ECONOMIZER HOPPERS

	Granted	10-Jan-2005	11/033085	14-Jul-2005	05-0150439	05-Sep-2006	7100521	Babcock & Wilcox Power Generation Group, Inc.

7097		IN-FURNACE REDUCTION OF NITROGEN OXIDE BY MIXED FUELS INVOLVING A BIOMASS DERIVATIVE

	Published	27-Jun-2006	11/426906	15-Feb-2007	20070034126			The Babcock & Wilcox Company Ole Miss

7098		SNCR DISTRIBUTION GRID

	Granted	12-Nov-2008	11/577171	05-Mar-2009	20090060806	14-Feb-2012	8114359	Babcock & Wilcox Power Generation Group, Inc.

7100		BURNER WITH CENTER AIR JET

	Granted	30-Jun-2005	11/171027	04-Jan-2007	20070003889	07-Oct-2008	7430970	Babcock & Wilcox Power Generation Group, Inc.

7101		SOOTBLOWER FRAME ASSEMBLY

	Granted	20-Dec-2005	10/561569	28-Dec-2006	20060288515 A1	16-Nov-2010	7832366	Diamond Power International, Inc.

7105		OXY-FUEL REBURN: A METHOD FOR NOx REDUCTION BY FUEL REBURNING WITH OXYGEN

	Granted	18-Jul-2005	11/183512	16-Nov-2006	20060257800	17-Feb-2009	7491055	Babcock & Wilcox Power Generation Group, Inc.

7106		CARRIER AIR HEATING SYSTEM FOR SCR

	Granted	13-Apr-2005	11/105053	19-Oct-2006	06-0234173	15-Sep-2009	7588440	The Babcock & Wilcox Company

7107		WETTED PARTICLE AND DROPLET IMPINGEMENT

	Granted	23-Sep-2004	10/948478	23-Mar-2006	20060060088 A1	16-Oct-2007	7282087	Babcock & Wilcox Power Generation Group, Inc.

7110		PORT RODDER WITH VELOCITY DAMPER

	Granted	26-May-2005	11/138574	01-Dec-2005	050263047	01-Jul-2008	7392751	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 16 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO
SubCase
STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7111		RETRACTABLE LIQUOR GUN FOR A RECOVERY FURNACE

	Granted	26-May-2005	11/138044	01-Dec-2005	050263108	13-Jan-2009	7475645	Diamond Power International, Inc.

7112		DETONATION / DEFLAGRATION SOOTBLOWER

	Granted	14-Jun-2005	11/152577	12-Jan-2006	060005786	22-Apr-2008	7360508	Diamond Power International, Inc.

7113		ABSORBER TOWER METAL HOOD TO CONCRETE SHELL ATTACHMENT

	Granted	10-Feb-2005	11/055760	24-Aug-2006	06-0185320	04-May-2010	7707782	The Babcock & Wilcox Company

7117		BOILER WALL BOX COOLING SYSTEM

	Granted	24-Jun-2004	10/876132			09-Aug-2005	6925969	Diamond Power International, Inc.

7118		TUNNELED MULTI-BLADE SWIRLER FOR LIQUID FUEL ATOMIZATION

	Granted	08-Jun-2005	11/100731	14-Dec-2006	06-0281036	06-May-2008	7367798	Babcock & Wilcox Power Generation Group, Inc.

7122		HEAT EXCHANGER FRAMEWORK

	Granted	17-Jul-2006	11/487624	31-Jan-2008	20080022949	16-Dec-2008	7464671	Babcock & Wilcox Power Generation Group, Inc.

7124		PASSIVE MIXING DEVICE FOR STAGED COMBUSTION OF GASEOUS BOILER FUELS

	Granted	11-Jul-2007	11/775919	15-Jan-2009	20090017402	24-Feb-2009	7493876	The Babcock & Wilcox Company

7126		STEAM/WATER CONICAL CYCLONE SEPARATOR

	Granted	05-Jul-2007	11/753335	08-Jan-2009	09-0010721	29-Dec-2009	7637699	The Babcock & Wilcox Company

7128		LOW NOx CYCLONE FURNACE STEAM GENERATOR

	Granted	25-Jan-2008	11/720506	05-Jun-2008	20080127869	19-Apr-2011	7926432	The Babcock & Wilcox Company

7136		ENHANCEMENT OF CONVENTIONAL SCR AND SNCR PROCESSES WITH AMMONIA DESTRUCTION CATALYST

	Granted	07-Apr-2008	12/098623	08-Oct-2009	20090252665	08-Mar-2011	7901647	Babcock & Wilcox Power Generation Group, Inc.

7144		STEAM GENERATOR TO CONTAIN AND COOL SYNTHESIS GAS

	Granted	27-Jul-2005	11/191183	17-Jan-2008	20080011247	26-Apr-2011	7931710	The Babcock & Wilcox Company

7145		RECOVERY BOILER COMBUSTION AIR SYSTEM WITH INTERMEDIATE AIR PORTS VERTICALLY ALIGNED WITH MULTIPLE LEVELS OF TERTIARY AIR PORTS

	Published	30-Mar-2007	11/694125	02-Oct-2008	20080236459			The Babcock & Wilcox Company

7146		LARGE DIAMETER MID-ZONE AIR SEPARATION CONE FOR EXPANDING IRZ

	Granted	01-Jun-2006	11/444779	06-Dec-2007	20070281265	14-Feb-2012	8113824	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 17 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO
SubCase
STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7148		CIRCULATION SYSTEM FOR SLIDING PRESSURE STEAM GENERATOR

	Granted	07-Jun-2006	11/448648	13-Dec-2007	07-0283906	15-Sep-2009	7587996	The Babcock & Wilcox Company

7149		LINK TYPE SEISMIC TIE FOR BOILERS

	Granted	03-May-2007	11/743722	06-Nov-2008	08-0271686	25-May-2010	7721680	Babcock & Wilcox Power Generation Group, Inc.

7150		ASSEMBLY FOR ASH SEPARATION FROM FLUE GAS

	Granted	27-Feb-2007	11/711509	28-Aug-2008	08-0202077	10-Nov-2009	7615086	Babcock & Wilcox Power Generation Group, Inc.

7155		RADIANT SYNGAS COOLER

	Granted	26-Oct-2006	11/588045	31-May-2007	070119577	15-Sep-2009	7587995	The Babcock & Wilcox Company

7159		HYBRID WET ELECTROSTATIC PRECIPITATOR (HWESP)

	Granted	27-Mar-2008	12/056417	01-Oct-2009	20090241781	15-Dec-2009	7632341	Babcock & Wilcox Power Generation Group, Inc.

7160		APPARATUS FOR CLEANING A SMELT SPOUT OF A COMBUSTION DEVICE (BLADERUNNER)

	Granted	24-May-2006	11/439674	29-Nov-2007	20070272130	15-Jun-2010	7735435	Diamond Power International, Inc.

7164		Process for controlling the moisture concentration of a combustion flue gas

	Granted	11-Apr-2007	11/733942	18-Oct-2007	0243119	08-Sep-2009	7585476	The Babcock & Wilcox Company

7166		INTEGRATED FLUIDIZED BED ASH COOLER

	Granted	19-Apr-2006	11/406765	13-Dec-2007	20070283902	16-Dec-2008	7464669	Babcock & Wilcox Power Generation Group, Inc.

7170		COMBUSTION SYSTEM AND PROCESS

	Published	15-Nov-2007	11/940575	02-Apr-2009	20090084294			Babcock & Wilcox Power Generation Group, Inc.

7171		END SUPPORT CONFIGURATION FOR STEAM TUBES OF A SUPERHEATER OR REHEATER

	Granted	26-Apr-2007	11/740340	30-Oct-2008	080264358	14-Jul-2009	7559294	Babcock & Wilcox Power Generation Group, Inc.

7174		SELF SUPPORTING REINFORCED HEADER PIPE

	Granted	15-Mar-2007	11/686437	27-Sep-2007	07-0221279	08-Jun-2010	7730908	Babcock & Wilcox Power Generation Group, Inc.

7180		MULTIPLE PASS ECONOMIZER AND METHOD FOR SCR TEMPERATURE CONTROL

	Granted	09-May-2006	11/430761	15-Nov-2007	07-0261646	25-Aug-2009	7578265	The Babcock & Wilcox Company

C	Granted	03-Oct-2006	11/542413	15-Nov-2007	07-0261647	29-Dec-2009	7637233	The Babcock & Wilcox Company

7181		METHOD OF MANUFACTURING A TUBULAR STRUCTURE

	Granted	17-May-2007	11/749967	05-Jun-2008	20080128580	15-Nov-2011	8056229	Babcock & Wilcox Canada Ltd.
								Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 18 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO
SubCase
STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7190		STEPPED DOWN GAS MIXING DEVICE

	Published	03-Feb-2010	12/699407	04-Aug-2011	20110188338			Babcock & Wilcox Power Generation Group, Inc.

7191		COMPACT RADIAL PLATEN ARRANGEMENT FOR RADIANT SYNGAS COOLER

	Published	15-Aug-2007	11/839285	21-Feb-2008	20080041572			The Babcock & Wilcox Company

7193		SYNGAS COOLER CLEANING DEVICE

	Published	14-Aug-2007	11/838580	21-Feb-2008	20080041322			The Babcock & Wilcox Company

7194		SEALING ARRANGEMENT WITH A SEGMENTED SEAL AND PRESSURE RELIEF

	Granted	15-Aug-2007	11/839357	21-Feb-2008	20080042373	20-Mar-2012	8136544	Babcock & Wilcox Power Generation Group, Inc.

7195		CATALYST PARTICULATE DIVERTER

	Granted	07-Sep-2007	11/851443	12-Mar-2009	20090065414	30-Nov-2010	7842251	Babcock & Wilcox Power Generation Group, Inc.

7200		EXTENDED WATER LEVEL RANGE STEAM / WATER CONICAL CYCLONE SEPARATOR

	Granted	19-Sep-2007	11/857898	20-Mar-2008	20080069646	30-Nov-2010	7842113	Babcock & Wilcox Power Generation Group, Inc.

7206		RAPPER ALIGNMENT PLUG

	Published	27-Jun-2007	11/768941	01-Jan-2009	20090000770			The Babcock & Wilcox Company

7207		SPRAY DRYER ABSORBER AND RELATED PROCESSES

	Published	13-Sep-2007	11/854795	19-Mar-2009	20090074642			The Babcock & Wilcox Company

7212		CONTOURED FLAT STUD AND STUD ARRANGEMENT FOR CYCLONE SLAG TAPS

	Published	18-Jul-2008	12/175524	21-Jan-2010	20100012005			Babcock & Wilcox Power Generation Group, Inc.

7214		IN-SITU REGENERATION OF A CATALYST MASKED BY CALCIUM SULFATE

	Granted	26-Mar-2008	12/055439	01-Oct-2009	20090247392	01-Nov-2011	8048818	Babcock & Wilcox Power Generation Group, Inc.

7219		A LOW-TEMPERATURE, MOVING BED CATALYTIC REACTOR FOR CONTROL OF NOX EMISSIONS FROM COAL COMBUSTION

	Granted	18-Jul-2008	12/175540	05-Feb-2009	20090035200	17-Aug-2010	7776293	Babcock & Wilcox Power Generation Group, Inc.

7223		SEGREGATED IN-SITU FORCED OXIDATION WET FLUE GAS DESULFURIZATION FOR OXYGEN-FIRED FOSSIL FUEL COMBUSTION

	Published	12-Oct-2009	12/577456	14-Apr-2011	20110083592			Babcock & Wilcox Power Generation Group, Inc.

7224		SYSTEM AND METHOD FOR MINIMIZING NITROGEN OXIDE (NOx) EMISSIONS IN CYCLONE COMBUSTORS

	Published	29-May-2008	12/129052	08-Jan-2009	20090007827			Babcock & Wilcox Power Generation Group, Inc.
								American Air Liquide, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 19 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO
SubCase
STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7227		METHOD AND APPARATUS FOR PREPARING PULVERIZED COAL USED TO PRODUCE SYNTHESIS GAS

	Granted	01-Apr-2008	12/060459	09-Oct-2008	20080245076	23-Aug-2011	8001788	Babcock & Wilcox Power Generation Group, Inc.

7228		STEAM GENERATOR ARRANGEMENT

	Granted	11-Apr-2008	12/101513	16-Oct-2008	20080251037	25-Oct-2011	8042497	Babcock & Wilcox Power Generation Group, Inc.

7230		COIN RETRIEVAL FROM REFUSE

	Published	06-Aug-2007	11/834247	12-Feb-2009	20090038996			The Babcock & Wilcox Company

7231		TRI-SECTOR REGENERATIVE OXIDANT PREHEATER FOR OXY-FIRED PULVERIZED COAL COMBUSTION

	Published	08-Jul-2008	12/169168	15-Jan-2009	20090013941			Babcock & Wilcox Power Generation Group, Inc.

7234		CARBON OXIDE AND/OR SULFUR OXIDE CAPTURE IN A LIQUID ENVIRONMENT

	Published	13-Oct-2009	12/577806	29-Apr-2010	20100104492			Babcock & Wilcox Power Generation Group, Inc.

7235		RETRACTABLE ARTICULATING ROBOTIC SOOTBLOWER

	Granted	26-Feb-2009	12/393441	26-Aug-2010	20100212608 A1	15-May-2012	8176883	Diamond Power International, Inc.

7237		METHOD OF FORMING, INSERTING, AND PERMANENTLY BONDING RIBS IN BOILER TUBES

	Published	06-Jun-2008	12/134295	10-Dec-2009	20090301159			Babcock & Wilcox Power Generation Group, Inc.

7238		BLACK PLANT STEAM FURNACE INJECTION

	Granted	17-Jul-2008	12/175102	29-Jan-2009	20090025658	01-Nov-2011	8047162	Babcock & Wilcox Power Generation Group, Inc.

7245		SOOTBLOWER ISOLATION WALL BOX

	Published	17-Sep-2009	12/561488	17-Mar-2011	20110061611			Babcock & Wilcox Power Generation Group, Inc. Diamond Power International, Inc.

7247		HEAT EXCHANGER

	Published	14-Jan-2009	12/353716	16-Jul-2009	20090178779			Babcock & Wilcox Power Generation Group, Inc.

7249		ENHANCED STEAM CYCLE UTILIZING A DUAL PRESSURE RECOVERY BOILER WITH REHEAT

	Published	26-Mar-2008	12/055832	01-Oct-2009	20090241860			Babcock & Wilcox Power Generation Group, Inc.

7256		OXY-COMBUSTION COAL FIRED BOILER AND METHOD OF TRANSITIONED BETWEEN AIR AND OXYGEN FIRING

	Published	13-Apr-2009	12/422685	15-Oct-2009	20090255450			Babcock & Wilcox Power Generation Group, Inc.

7257		ERECTION METHOD FOR SOLAR RECEIVER & SUPPORT TOWER

	Published	04-May-2009	12/435062	12-Nov-2009	20090276993			Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 20 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO
SubCase
STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7261		WET SCRUBBER TRAY

	Published	13-Jun-2009	12/484187	17-Dec-2009	20090309245			Babcock & Wilcox Power Generation Group, Inc.

7265		ACCESS DOOR WITH INSIDE LATCH RELEASE

	Granted	22-Jan-2009	12/357743	22-Jul-2010	20100181781	20-Mar-2012	8136851	Babcock & Wilcox Power Generation Group, Inc.

7266		SHOP-ASSEMBLED SOLAR RECEIVER HEAT EXCHANGER

	Published	23-Oct-2009	12/605241	29-Apr-2010	20100101564 A1			Babcock & Wilcox Power Generation Group, Inc.

7268		BLADED BULLET COAL DIFFUSER WITH COAL LINE BALANCING DEVICE

	Published	09-Nov-2009	12/614480	20-May-2010	20100123027			Babcock & Wilcox Power Generation Group, Inc.

7281		IN-BED SOLIDS CONTROL VALVE

	Published	30-Sep-2009	12/570823	31-Mar-2011	20110073049			Babcock & Wilcox Power Generation Group, Inc.

7283		PRIMARY OXIDANT FEED TO OXY-FIRED CIRCULATING FLUIDIZED BED (CFB)

	Published	30-Sep-2009	12/571187	31-Mar-2011	20110073022			Babcock & Wilcox Power Generation Group, Inc.

7284		CIRCULATING FLUIDIZED BED (CFB) WITH IN-FURNACE SECONDARY AIR NOZZLES

	Published	30-Sep-2009	12/571279	31-Mar-2011	20110073050 A1			Babcock & Wilcox Power Generation Group, Inc.

7287		SYSTEM AND METHOD FOR SOFTENING WATER FOR USE IN A SCRUBBER

	Published	19-Jan-2010	12/689313	26-Aug-2010	20100212497			Babcock & Wilcox Power Generation Group, Inc.

7288		SYSTEM AND METHOD FOR PROTECTION OF SCR CATALYST AND CONTROL OF MULTIPLE EMISSIONS

	Published	21-Jan-2010	12/691527	28-Oct-2010	20100273643			Babcock & Wilcox Power Generation Group, Inc.

7289		INTEGRATED SPLIT STREAM WATERCOIL AIRHEATER & ECONOMIZER (IWE)

	Published	19-Oct-2009	12/581637	16-Sep-2010	20100229805			Babcock & Wilcox Power Generation Group, Inc.

7290		OXY-FUEL COMBUSTION OXIDANT HEATER INTERNAL ARRANGEMENT

	Pending	25-Feb-2010	12/712268					Babcock & Wilcox Power Generation Group, Inc.

7294		BIOMASS CENTER AIREJET(R) BURNER

	Published	26-Apr-2010	12/766991	04-Nov-2010	20100275824			Babcock & Wilcox Power Generation Group, Inc.

7295		SOOTBLOWER WITH PROGRESSIVE CLEANING ARC

	Granted	18-Dec-2009	12/642210			11-Jan-2011	7865996	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 21 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7299		SYSTEM FOR CONTROLLING COAL FLOW IN A COAL PULVERIZER

	Granted	22-Jun-2010	12/820481	23-Dec-2010	20100320298	20-Mar-2012	8136746	Babcock & Wilcox Power Generation Group, Inc.

7302		SYSTEM AND METHOD FOR PROTECTION OF SCR CATALYST

	Published	25-Aug-2009	12/547040	03-Mar-2011	20110048234			Babcock & Wilcox Power Generation Group, Inc.

7303		REDOX METHOD FOR CAPTURE OF TOTAL GASEOUS MERCURY BY WET FGD

	Granted	15-Jul-2010	12/837131	20-Jan-2011	20110014104	10-Jan-2012	8092766	Babcock & Wilcox Power Generation Group, Inc.

7304		WEAR-RESISTANT VALVE FOR TRANSPORTING PARTICULATE MATTER AND METHOD OF MAKING

	Published	27-Apr-2010	12/768133	27-Oct-2011	US201102592 51			Diamond Power International, Inc.

7312		EMERGENCY CORE COOLING SYSTEMS FOR PRESSURIZED WATER REACTOR

	Pending	23-Mar-2011	13/069657					Babcock & Wilcox Nuclear Energy, Inc.

7313		CHEMICAL COMPOUNDS FOR THE REMOVAL OF CARBON DIOXIDE FROM GASES

	Published	22-Mar-2011	13/069204	29-Sep-2011	20110232490			Babcock & Wilcox Power Generation Group, Inc.

7319		HYBRID WATER TREATMENT FOR HIGH TEMPERATURE STEAM GENERATORS

	Published	17-Mar-2010	12/725777	22-Sep-2011	20110229371			Babcock & Wilcox Power Generation Group, Inc.

7322		INTEGRATED FLUE GAS DEHUMIDIFICATION AND WET COOLING TOWER SYSTEM

	Granted	06-Jul-2010	12/830850			09-Aug-2011	7993615	Babcock & Wilcox Power Generation Group, Inc.

7325		COMPACT NUCLEAR REACTOR

	Published	25-Oct-2010	12/911572	29-Mar-2012	20120076254			Babcock & Wilcox Nuclear Energy, Inc.

7326		COMPACT NUCLEAR REACTOR WITH INTEGRAL STEAM GENERATOR

	Pending	27-Sep-2010	12/891317					Babcock & Wilcox Nuclear Energy, Inc.
								Babcock & Wilcox Canada Ltd.

7327		INTEGRAL HELICAL COIL PRESSURIZED WATER NUCLEAR REACTOR

	Published	08-Jun-2010	12/796626	16-Dec-2010	20100316181 A1			Babcock & Wilcox Nuclear Energy, Inc.

7332		VARIABLE INDUCTANCE CURRENT LIMITING REACTOR CONTROL SYSTEM FOR ELECTROSTATIC PRECIPITATOR

	Granted	22-Nov-1994	08/338631			06-Jan-1998	5705923	Babcock & Wilcox Power Generation Group, Inc.

7333		COLLECTOR PLATE FOR ELECTROSTATIC PRECIPITATOR

	Granted	28-Sep-1995	08/530300			09-Sep-1997	5665147	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 22 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7334		METHOD FOR CONTROLLING AN EVAPORATIVE GAS CONDITIONING SYSTEM

	Granted	10-Oct-1997	08/948912			14-Sep-1999	5950441	Babcock & Wilcox Power Generation Group, Inc.

D	Granted	17-Sep-1998	09/156789			06-Apr-1999	5890369	Babcock & Wilcox Power Generation Group, Inc.

7335		METHOD AND SYSTEM FOR IMPROVED RAPPER CONTROL

	Granted	06-Jul-2001	09/900082	16-Jan-2003	20030010203	01-Apr-2003	6540812	Babcock & Wilcox Power Generation Group, Inc.

7336		AN APPARATUS AND METHOD FOR FILTERING VOLTAGE FOR AN ELECTROSTATIC PRECIPATOR

	Granted	19-Mar-2002	10/063099			26-Aug-2003	6611440	Babcock & Wilcox Power Generation Group, Inc.

7338		SYSTEM AND METHOD FOR APPLYING PARTIAL DISCHARGE ANALYSIS FOR ELECTROSTATIC PRECIPITATOR

	Granted	29-Dec-2005	11/321832	05-Jul-2007	20070151446	18-Nov-2008	7452403	Babcock & Wilcox Power Generation Group, Inc.

7339		AN ELECTROSTATIC PRECIPITATOR HAVING A SPARK CURRENT LIMITING RESISTORS AND METHOD FOR LIMITING SPARKING

	Granted	27-Feb-2007	11/679513	28-Aug-2008	20080202331	27-Apr-2010	7704302	Babcock & Wilcox Power Generation Group, Inc.

D	Granted	15-Apr-2010	12/760820	13-Jan-2011	20110005388	30-Aug-2011	8007566	Babcock & Wilcox Power Generation Group, Inc.

7341		DISCHARGE ELECTRODE AND METHOD FOR ENHANCEMENT OF AN ELECTROSTATIC PRECIPITATOR

C	Published	19-Dec-2008	12/339332	04-Jun-2009	20090139406			Babcock & Wilcox Power Generation Group, Inc.

7343		SYSTEM AND METHOD FOR LOCATING SPARKS IN ELECTROSTATIC PRECIPITATORS

	Published	12-Nov-2008	12/269104	13-May-2010	20100116127			Babcock & Wilcox Power Generation Group, Inc.

7346		METHOD AND SYSTEM TO FACILITATE IMPROVING ELECTROSTATIC PRECIPITATOR PERFORMANCE

	Granted	14-Jun-2007	11/763195	18-Dec-2008	20080307974 A1	02-Feb-2010	7655068	Babcock & Wilcox Power Generation Group, Inc.

7348		APPARATUS AND ARRANGEMENT FOR HOUSING VOLTAGE CONDITIONING AND FILTERING CIRCUITRY COMPONENTS FOR AN ELECTROSTATIC PRECIPITATOR

	Granted	20-Aug-2009	12/544608	24-Feb-2011	20110043999	16-Aug-2011	8000102	Babcock & Wilcox Power Generation Group, Inc.

7353		SYSTEMS AND METHODS FOR MONITORING A RAPPING PROCESS

	Published	03-Sep-2008	12/203713	04-Mar-2010	20100057269			Babcock & Wilcox Power Generation Group, Inc.

7355		COLLECTING PLATE CLEANING USING A RESONANT FREQUENCY WAVE APPLICATION

	Published	17-Dec-2009	12/640253	23-Jun-2011	20110146486			Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 23 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7361		PNEUMATIC FLOW DELIVERY OF WATER TO HUMIDIFICATION PERMEATION TUBE OR VAPORIZER FOR ELEMENTAL Hg GAS

	Published	29-Jun-2007	11/824089	01-Jan-2009	20090000349			Babcock & Wilcox Power Generation Group, Inc.

7365		APPARATUS FOR USE IN SAMPLE MONITORING

	Granted	08-Aug-2008	12/188672	11-Feb-2010	20100031729 A1	20-Sep-2011	8020457	Babcock & Wilcox Power Generation Group, Inc.

7367		CALIBRATION SYSTEM AND METHOD OF USING MID-IR LASER MEASURE AND MONITOR EXHAUST POLLUTANT

	Published	09-Dec-2009	12/633862	09-Jun-2011	20110132063			Babcock & Wilcox Power Generation Group, Inc.

7368		SYSTEMS AND METHODS FOR ACCESSING DATA FROM A DATABASE

	Published	25-Jun-2009	12/491324	30-Dec-2010	20100332469			Babcock & Wilcox Power Generation Group, Inc.

7371		SYSTEM AND METHOD FOR STABILIZING A SENSOR

	Published	20-Jan-2010	12/690744	21-Jul-2011	20110174053			Babcock & Wilcox Power Generation Group, Inc.

7372		CLEANING SYSTEM AND METHOD FOR CONTINUOUS EMISSIONS MONITORING EQUIPMENT

	Granted	02-Oct-2006	11/541970	03-Apr-2008	20080078260	21-Jul-2009	7562556	Babcock & Wilcox Power Generation Group, Inc.

7373		SYSTEM, METHODS AND COMPUTER PROGRAM FOR CONTINUOUS EMISSIONS MONITORING ON-LINE (NetDAHS)

	Granted	12-May-2004	10/709543	01-Dec-2005	20050267642	20-Feb-2007	7181320	Babcock & Wilcox Power Generation Group, Inc.

7376		SYSTEM AND METHOD FOR PROTECTION OF SCR CATALYST AND CONTROL OF MULTIPLE EMISSIONS

	Published	21-Oct-2010	12/909753	26-Apr-2012	20120100052			Babcock & Wilcox Power Generation Group, Inc.

7377		CATALYSTS POSSESSIGN AN IMPROVED RESISTANCE TO POISONING

	Pending	25-Jul-2011	13/190105					Babcock & Wilcox Power Generation Group, Inc.

P	Pending	30-May-2011	61/491292					Babcock & Wilcox Power Generation Group, Inc.

7382		INTEGRATED FLUE GAS DEHUMIDIFICATION AND WET COOLING TOWER SYSTEM

	Published	08-Jul-2011	13/178576	23-Feb-2012	20120042779			Babcock & Wilcox Power Generation Group, Inc.

7386		TERMINAL ELEMENTS FOR COUPLING CONNECTING RODS AND CONTROL RODS IN CONTROL ROD ASSEMBLIES FOR A NUCLEAR REACTOR

	Published	24-Aug-2010	12/862124	01-Mar-2012	20120051482			Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 24 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7387		SUPPORT STRUCTURE FOR A CONTROL ROD ASSEMBLY OF A NUCLEAR REACTOR

	Published	21-Oct-2010	12/909252	26-Apr-2012	20120099691			Babcock & Wilcox Nuclear Energy, Inc.

7388		CONTROL ROD/CONTROL ROD DRIVE MECHANISM COUPLINGS

	Pending	07-Oct-2010	12/899739					Babcock & Wilcox Nuclear Energy, Inc.
Babcock & Wilcox Nuclear Operations Group, Inc.

7389		SHAFT-TO-ROLLER ATTACHMENT FOR CLINKER GRINDER ROLLER

	Pending	18-Oct-2011	13/275826					Diamond Power International, Inc.

7390		CONTROL SYSTEM AND METHOD FOR PRESSURIZED WATER REACTOR (PWR) AND PWR SYSTEMS INCLUDING SAME

	Pending	16-Dec-2010	12/970067					Babcock & Wilcox Nuclear Energy, Inc.

7392		NUCLEAR REACTOR REFUELING METHODS AND APPARATUSES

	Pending	19-Aug-2011	13/213389					Babcock & Wilcox Nuclear Energy, Inc.

7397		CONTROL ROD WITH OUTER HAFNIUM SKIN

	Pending	12-Dec-2011	13/316826					Babcock & Wilcox Nuclear Energy, Inc.

7398		EXTERNAL HEAT EXCHANGERS FOR DECAY HEAT REMOVAL

	Pending	15-Apr-2012	61/624326					Babcock & Wilcox Nuclear Energy, Inc.

7399		STEAM CYCLE EFFICIENCY IMPROVEMENT WITH PRE-ECONOMIZER

	Published	25-Aug-2011	13/217833	01-Mar-2012	20120048215			Babcock & Wilcox Power Generation Group, Inc.

7405		SOLAR RECEIVER WITH TWO SIDED HEAT ABSORPTION PANEL

P	Pending	16-Nov-2011	61/560512					Babcock & Wilcox Power Generation Group, Inc.

7406		SOLAR RECEIVER WITH TWO-SIDED HEAT ABSORPTION PANEL

P	Pending	16-Nov-2011	61/560527					Babcock & Wilcox Power Generation Group, Inc.

7409		HIGH EFFICIENCY SOLAR RECEIVER

P	Pending	16-Nov-2011	61/560631					Babcock & Wilcox Power Generation Group, Inc.

7413		INTEGRATED EMERGENCY CORE COOLING CONDENSER FOR PRESSURIZED WATER REACTOR

	Pending	15-Jun-2011	13/161078					Babcock & Wilcox Nuclear Energy, Inc.

7414		COMPACT INTEGRAL PRESSURIZED WATER NUCLAR REACTOR

	Pending	13-Apr-2011	13/085527					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 25 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7416		PRESSURIZER BAFFLE PLATE AND PRESSURIZED WATER REACTOR (PWR) EMPLOYING SAME

	Pending	16-May-2011	13/108734					Babcock & Wilcox Nuclear Energy, Inc.
Babcock & Wilcox Canada Ltd.

7418		PRESSURIZED WATER REACTOR WITH UPPER VESSEL SECTION PROVIDING BOTH PRESSURE AND FLOW CONTROL

	Pending	17-May-2011	13/109120					Babcock & Wilcox Nuclear Energy, Inc.

7419		PLANT LAYOUT

	Pending	06-Feb-2012	13/366909					Babcock & Wilcox Nuclear Energy, Inc.

P4	Pending	28-Jul-2011	61/512644					Babcock & Wilcox Nuclear Energy, Inc.

7420DES		REACTOR VESSEL

	Pending	07-Mar-2011	29/386966					Babcock & Wilcox Nuclear Energy, Inc.

7421DES		REACTOR VESSEL

	Pending	15-Apr-2011	29/389704					Babcock & Wilcox Nuclear Energy, Inc.

7422		PRESSURIZED WATER REACTOR WITH REACTOR COOLANT PUMPS OPERATING IN THE DOWNCOMER ANNULUS

	Pending	28-Jul-2011	13/192735					Babcock & Wilcox Nuclear Energy, Inc.

7426		SOLAR RECEIVER WITH FREEZE/SOLIDIFICATION PROTECTION SYSTEM

P	Pending	16-Nov-2011	61/560538					Babcock & Wilcox Power Generation Group, Inc.

7430		SYSTEM AND METHOD FOR INCREASING THE SERVICE LIFE AND/OR CATALYTIC ACTIVITY OF AN SCR CATALYST AND CONTROL OF MULTIPLE EMISSIONS

	Published	27-May-2011	13/117332	22-Sep-2011	20110229388			Babcock & Wilcox Power Generation Group, Inc.

7432		SPENT FUEL POOL WITH PASSIVE COOLING

P	Pending	13-Apr-2012	61/623934					Babcock & Wilcox Nuclear Energy, Inc.

7434		DRY SORBENT INJECTION DURING STEADY-STATE CONDITIONS IN DRY SCRUBBER

P	Pending	29-Sep-2011	61/540795					Babcock & Wilcox Power Generation Group, Inc.

7436		PRESSURIZED WATER REACTOR WITH REACTOR COLLANT PUMPS COMPRISING TURBO PUMPS DRIVEN BY EXTERNAL PUMPS

P	Pending	16-Apr-2012	61/624942					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 26 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7437		REACTOR COOLANT PUMP SYSTEM INCLUDING TURBO PUMPS POWER BY A MAINFOLD PLENUM CHAMBER

P	Pending	16-Apr-2012	61/624693					Babcock & Wilcox Nuclear Energy, Inc.

7438		REACTOR COOLANT PUMP SYSTEMS

P	Pending	16-Apr-2012	61/624453					Babcock & Wilcox Nuclear Energy, Inc.

7439		PRESSURIZED WATER REACTOR WITH REACTOR COLLANT PUMP SYSTEM INLCUDING JET PUMPS

P	Pending	16-Apr-2012	61/624445					Babcock & Wilcox Nuclear Energy, Inc.

7440		PRESSURIZED WATER REACTOR WITH COMPACT PASSIVE SAFETY SYSTEMS

	Pending	25-Aug-2011	13/217941					Babcock & Wilcox Nuclear Energy, Inc.

7441		PRESSURIZED WATER REACTOR WITH INTERNAL REACTOR COOLANT PUMP SYSTEM

P	Pending	16-Apr-2012	61/624425					Babcock & Wilcox Nuclear Energy, Inc.

7443		PRESSURIZED WATER REACTOR WITH UPPER VESSEL SECTION PROVIDING BOTH PRESSURE AND FLOW CONTROL

	Pending	26-Oct-2011	13/282217					Babcock & Wilcox Nuclear Energy, Inc.

7444		DUAL PATH PARALLEL SUPERHEATER (DPPS)

P	Pending	21-Jun-2011	61/499253					Babcock & Wilcox Power Generation Group, Inc.

7445		CONTROL ROD ASSEMBLY IMPACT LIMITER

	Pending	13-Apr-2012	61/624034					Babcock & Wilcox Nuclear Energy, Inc.

7446		INTEGRAL PRESSURIZED WATER REACTOR WITH EXTERNAL STEAM DRUM

	Pending	17-Jan-2012	13/351940					Babcock & Wilcox Nuclear Energy, Inc.

7447		CONTROL ROD DRIVE MECHANISM (CRDM) MOUNTING SYSTEM FOR PRESSURIZED WATER REACTORS

	Pending	27-Feb-2012	13/405405					Babcock & Wilcox Nuclear Energy, Inc.

7450		SPACER GRID

	Pending	02-Feb-2012	13/364769					Babcock & Wilcox Nuclear Energy, Inc.

7451		PRESSURIZED WATER REACTOR WITH SKIRTED LOWER END FITTING AND FILTER PLATE

	Pending	15-Apr-2012	61/624325					Babcock & Wilcox Nuclear Energy, Inc.

7452		LOWER END FITTING LOCKNUT FOR NUCLEAR FUEL ASSEMBLY

	Pending	16-Apr-2012	13/447655					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 27 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7453		EMERGENCY CORE COOLING SYSTEM (ECCS) FOR NUCLEAR REACTOR EMPLOYING CLOSED HEAT TRANSFER PATHWAYS

	Pending	14-Dec-2011	13/325603					Babcock & Wilcox Nuclear Energy, Inc.

7454		SIDE-BY-SIDE LONG FLOW ECONOMIZER

P	Pending	01-Feb-2012	61/593556					Babcock & Wilcox Power Generation Group, Inc.

7455		SMALL MODULAR REACTOR FUEL ASSEMBLY

P	Pending	17-Apr-2012	61/625448					Babcock & Wilcox Nuclear Energy, Inc.

7456DES		REACTION VESSEL

	Pending	21-Sep-2011	29/402102					Babcock & Wilcox Nuclear Energy, Inc.

7457		PRESSURIZED WATER REACTOR WITH UPPER PLENUM INCLUDING CROSS-FLOW BLOCKING WEIR

	Pending	10-Nov-2011	13/293899					Babcock & Wilcox Nuclear Energy, Inc.
Babcock & Wilcox Canada Ltd.

7458		DRY SORBENT INJECTION DURING NON-STEADY STATE CONDITIONS IN DRY SCRUBBER

P	Pending	29-Sep-2011	61/540806					Babcock & Wilcox Power Generation Group, Inc.

7462		VARIABLE INDUCTANCE CURRENT LIMITING REACTOR

	Granted	07-Dec-1994	08/350934			07-May-1996	5515262	Babcock & Wilcox Power Generation Group, Inc.
Hitran Corporation

7465		INTEGRAL PRESSUREIZED WATER REACTOR WITH COMPACT UPPER INTERNALS ASSEMBLY

P	Pending	17-Apr-2012	61/625491					Babcock & Wilcox Nuclear Energy, Inc.

7466		FEED-THROUGH FOR IN-CORE INSTRUMENTATION, CRDM INSTRUMENTATION, AND CRDM ELECTRICAL POWER

P	Pending	17-Apr-2012	61/625378					Babcock & Wilcox Nuclear Energy, Inc.

7467		ATTACHABLE LOWER END PLUG TEMPERATURE REDUCTION DEVICE

P	Pending	17-Apr-2012	61/625367					Babcock & Wilcox Nuclear Energy, Inc.

7468		CRDM DIVERT VALVE

P	Pending	17-Apr-2012	61/625212					Babcock & Wilcox Nuclear Energy, Inc.

7469		INTEGRAL VESSEL ISOLATION VALVE

P	Pending	17-Apr-2012	61/625226					Babcock & Wilcox Nuclear Energy, Inc.

7471		VALVE ASSEMBLY WITH ISOLATION VALVE VESSEL

P	Pending	17-Apr-2012	61/625326					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 28 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7472		RADIAL NEUTRON REFLECTOR

P	Pending	12-Apr-2012	61/623332					Babcock & Wilcox Nuclear Energy, Inc.

7473		SYSTEMS AND METHODS FOR PERFORMING INDUSTRIAL PROCESSES THAT GENERATE PYROPHORIC PARTICLES

	Pending	05-Apr-2012	13/439934					Babcock & Wilcox Nuclear Energy, Inc.

7474		RESISTANCE WELDING OF AN END CAP FOR NUCLEAR FUEL RODS

P	Pending	17-Apr-2012	61/625410					Babcock & Wilcox Nuclear Energy, Inc.

7475		SPACER GRIDS

P	Pending	17-Apr-2012	61/625130					Babcock & Wilcox Nuclear Energy, Inc.

7476		LOWER END FITTING FOR NUCLEAR FUEL ASSEMBLY MADE FROM INTERSECTING METAL STRIPS

P	Pending	17-Apr-2012	61/625386					Babcock & Wilcox Nuclear Energy, Inc.

7477		IN-CORE INSTRUMENTATION CABLE ROUTING AND SUPPORT STRUCTURE FOR PRESSURIZED WATER REACTOR

P	Pending	17-Apr-2012	61/625387					Babcock & Wilcox Nuclear Energy, Inc.

7479		POWER DISTRIBUTION PLATE FOR POWERING INTERNAL CONTROL ROD DRIVE MECHANISM (CRDM) UNITS

P	Pending	17-Apr-2012	61/625200					Babcock & Wilcox Nuclear Energy, Inc.

7480		RISER CONE APPARATUS TO PROVIDE COMPLIANCE BETWEEN REACTOR COMPONENTS AND MINIMIZE REACTOR COOLANT BYPASS FLOW

P	Pending	17-Apr-2012	61/625290					Babcock & Wilcox Nuclear Energy, Inc.

7482		INTEGRAL REACTOR REFUELING SEQUENCE METHOD

P	Pending	17-Apr-2012	61/625188					Babcock & Wilcox Nuclear Energy, Inc.

7483		INSTRUMENTATION AND CONTROL (I&C) ARCHITECTURE AND MAIN CONTROL ROOM FOR CONTROLLING A NUCLEAR REACTOR FACILITY

P	Pending	17-Apr-2012	61/625457					Babcock & Wilcox Nuclear Energy, Inc.

7484		USER INTERFACE DEVELOPMENT PROCESS

P	Pending	17-Apr-2012	61/625468					Babcock & Wilcox Nuclear Energy, Inc.

7485		MAIN CONTROL ROOM FOR A NUCLEAR POWER PLANT WITH TWO REACTOR UNITS

P	Pending	18-Apr-2012	61/625895					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 29 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7486		SMALL MODULAR REACTOR (SMR) WITH EXTENDED OPERATING CYCLE WITHOUT USING SOLUABLE BORON FOR REACTIVITY CONTROL

P	Pending	17-Apr-2012	61/625152					Babcock & Wilcox Nuclear Energy, Inc.

7487		AUXILIARY CONDENSER SYSTEM FOR DECAY HEAT REMOVAL IN A NUCLEAR REACTOR SYSTEM

P	Pending	17-Apr-2012	61/625174					Babcock & Wilcox Nuclear Energy, Inc.

7488		CRDM INTERNAL ELECTRICAL CONNECTOR

P	Pending	17-Apr-2012	61/625484					Babcock & Wilcox Nuclear Energy, Inc.

7489		INCORE INSTRUMENT TOP ROUTE

P	Pending	18-Apr-2012	61/625744					Babcock & Wilcox Nuclear Energy, Inc.

7490		CRDM LATERAL SUPPOR

P	Pending	18-Apr-2012	61/625790					Babcock & Wilcox Nuclear Energy, Inc.

7491		CRDM INTERNAL HYDRAULIC CONNECTOR

P	Pending	18-Apr-2012	61/625749					Babcock & Wilcox Nuclear Energy, Inc.

7492		ROTATIONAL/LINEAR ENCODER FOR USE IN HIGH TEMPERATURE AND PRESSURE ENVIRONMENTS

P	Pending	17-Apr-2012	61/62525					Babcock & Wilcox Nuclear Energy, Inc.

7493		PULSE ARC WELDING OF SPACER GRIDS TO GUIDE TUBES

P	Pending	17-Apr-2012	61/625184					Babcock & Wilcox Nuclear Energy, Inc.

7494		SPACER GRIDS WITH SPRINGS HAVING IMPROVED ROBUSTNESS

P	Pending	17-Apr-2012	61/625164					Babcock & Wilcox Nuclear Energy, Inc.

7495		LOWER END FITTING LOCATING PINS

P	Pending	17-Apr-2012	61/625285					Babcock & Wilcox Nuclear Energy, Inc.

7496		USE OF TEMPERATURE RESISTANT MAGNET WIRE IN CRDM AND INTERNAL NUCLEAR PUMP MOTORS

P	Pending	18-Apr-2012	61/625829					Babcock & Wilcox Nuclear Energy, Inc.

7497		LOWER HANGER PLATE

P	Pending	17-Apr-2012	61/625261					Babcock & Wilcox Nuclear Energy, Inc.

P2	Pending	17-Apr-2012	61/625764					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 30 of 31

The Babcock & Wilcox Company Active U.S. Patents and Applications

CASE NO SubCase STATUS		FILE DATE	APP NO	PUB DATE	PUB NO	ISSUE DATE	PAT NO	OWNER

7498		MID HANGER PLATE

P	Pending	17-Apr-2012	61/625270					Babcock & Wilcox Nuclear Energy, Inc.

7499		UPPER HANGER PLATE

P	Pending	17-Apr-2012	61/625274					Babcock & Wilcox Nuclear Energy, Inc.

7500		FLEET SERVICES ARRANGEMENT FOR OPERATING A FLEET OF SMALL MODULAR NUCLEAR REACTORS

P	Pending	17-Apr-2012	61/625489					Babcock & Wilcox Nuclear Energy, Inc.

7501		CONCEPT OF OPERATION AND USER INTERFACE

P	Pending	18-Apr-2012	61/625740					Babcock & Wilcox Nuclear Energy, Inc.

7502		GRADED APPROACH FOR HUMAN FACTORS ENGINEERING (HFE) DEVELOPMENT

P	Pending	18-Apr-2012	61/625734					Babcock & Wilcox Nuclear Energy, Inc.

7503		COOLANT PUMP APPARATUSES AND METHODS FOR USE FOR SMRS

P	Pending	16-Apr-2012	61/624966					Babcock & Wilcox Nuclear Energy, Inc.

7504		RISER TRANSITION

P	Pending	17-Apr-2012	61/625399					Babcock & Wilcox Nuclear Energy, Inc.

P2	Pending	17-Apr-2012	61/625767					Babcock & Wilcox Nuclear Energy, Inc.

7505		TIE ROD COUPLING

P	Pending	17-Apr-2012	61/625280					Babcock & Wilcox Nuclear Energy, Inc.

7506		ISLAND MODE FOR NUCLEAR POWER PLANT

P	Pending	17-Apr-2012	61/625325					Babcock & Wilcox Nuclear Energy, Inc.

7507		EMERGENCY CORE COOLING SYSTEM (ECCS) FOR NUCLEAR ISLAND

P	Pending	17-Apr-2012	61/625238					Babcock & Wilcox Nuclear Energy, Inc.

P2	Pending	17-Apr-2012	61/625244					Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 31 of 31

The Babcock & Wilcox Company Active Trademarks and Domain Names

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
ABSORPTION PLUS (Hg)

US	TM-750		Published	77/371049	14-Jan-2008			Babcock & Wilcox Power Generation Group, Inc.

	TM-750	1	Filed	77/371146	14-Jan-2008	4105796	28-Feb-2012	Babcock & Wilcox Power Generation Group, Inc.

accesssupply.com

US	DN-367		Registered	DOMAIN NAME			20-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

access-supply.com

US	DN-368		Registered	DOMAIN NAME			20-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

AireJet

US	TM-747		Registered	78/891260	24-May-2006	3535538	18-Nov-2008	Babcock & Wilcox Power Generation Group, Inc.

ALLEN-SHERMAN-HOFF (Word Mark)

US	TM-485		Registered	75/379906	27-Oct-1997	2218648	19-Jan-1999	Diamond Power International, Inc.

A-S-H & DESIGN

US	TM-490		Registered	71/226183	21-Jan-1926	0221415	30-Nov-1926	Diamond Power International, Inc.

a-s-h.biz

US	DN-047		Registered	DOMAIN NAME	16-Mar-1996		08-Nov-2001	Diamond Power International, Inc.

a-s-h.com

US	DN-001		Registered	DOMAIN NAME	27-Jun-1996		27-Jun-1996	Diamond Power International, Inc.

a-s-h.net

US	DN-031		Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

a-s-h.org

US	DN-032		Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

a-s-h.us

US	DN-109		Registered	DOMAIN NAME	31-May-2005		31-May-2005	Diamond Power International, Inc.

ash.xxx

US	DN-377		Registered	DOMAIN NAME			29-Nov-2011	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 1 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
a-s-h.xxx

US	DN-376		Registered	DOMAIN NAME			29-Nov-2011	Diamond Power International, Inc.

ASHANDLER (Word Mark)

US	TM-581		Registered	78/027752	26-Sep-2000	2601135	30-Jul-2002	Diamond Power International, Inc.

ASHCOLITE (STYLIZED)

US	TM-491		Registered	72/181733	22-Nov-1963	774841	11-Aug-1964	Diamond Power International, Inc.

ASHCORE

US	TM-550		Registered	75/485036	14-May-1998	2444743	17-Apr-2001	Diamond Power International, Inc.

ASHFLO (Word Mark)

US	TM-492		Registered	75/485035	14-May-1998	2394639	17-Oct-2000	Diamond Power International, Inc.

ASHVAC (Word Mark)

US	TM-580		Registered	76/117101	28-Aug-2000	2581199	18-Jun-2002	Diamond Power International, Inc.

ashwp.com

US	DN-027		Registered	DOMAIN NAME	27-Jul-2000		27-Jul-2000	Diamond Power International, Inc.

ash-wp.com

US	DN-028		Registered	DOMAIN NAME	08-Aug-2000		08-Aug-2000	Diamond Power International, Inc.

ASP (Word Mark)

US	TM-465		Registered	74/649783	21-Mar-1995	2079738	15-Jul-1997	Babcock & Wilcox Power Generation Group, Inc.

ASSURED STOCK PROGRAM (Word Mark)

US	TM-231		Registered	73624366	03-Oct-1986	1443711	16-Jun-1987	Babcock & Wilcox Power Generation Group, Inc.

	TM-231	2	Registered	74/418432	28-Jun-1993	1846943	26-Jul-1994	Babcock & Wilcox Power Generation Group, Inc.

B&W & HERO ENGINE DESIGN

US	TM-058		Registered	71/470170	12-May-1944	0419052	05-Feb-1946	Babcock & Wilcox Power Generation Group, Inc.

	TM-058	2	Registered	71/470169	12-May-1944	0415177	31-Jul-1945	Babcock & Wilcox Power Generation Group, Inc.

	TM-058	3	Registered	71/491800	19-Nov-1945	0422229	09-Jul-1946	Babcock & Wilcox Power Generation Group, Inc.

B&W (Word Mark)

US	TM-074		Registered	71/000828	08-Apr-1905	0044904	25-Jul-1905	Babcock & Wilcox Power Generation Group, Inc.

	TM-074	2	Registered	71/470553	24-May-1944	0415862	21-Aug-1945	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 2 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
US	TM-074	3	Registered	73/782064	21-Feb-1989	1570257	05-Dec-1989	Babcock & Wilcox Power Generation Group, Inc.

	TM-074	4	Registered	73/782065	21-Feb-1989	1573977	26-Dec-1989	Babcock & Wilcox Power Generation Group, Inc.

	TM-074	6	Registered	75/747600	30-Jun-1999	2350120	16-May-2000	Babcock & Wilcox Power Generation Group, Inc.

B&W mPower

US	TM-757		Filed	77/634702	17-Dec-2008			Babcock & Wilcox Nuclear Energy, Inc.

B&W ROLL WHEEL

US	TM-715		Registered	78/440093	23-Jun-2004	3330614	06-Nov-2007	Babcock & Wilcox Power Generation Group, Inc.

	TM-715	2	Registered	78/440113	23-Jun-2004	3319508	23-Oct-2007	Babcock & Wilcox Power Generation Group, Inc.

BABCOCK & WILCOX (Word Mark)

US	TM-075		Registered	71/000829	08-Apr-1905	0044905	25-Jul-1905	Babcock & Wilcox Power Generation Group, Inc.

	TM-075	2	Registered	70/025550	18-Aug-1894	0025550	20-Nov-1894	Babcock & Wilcox Power Generation Group, Inc.

	TM-075	4	Registered	73/782044	21-Feb-1989	1572421	19-Dec-1989	Babcock & Wilcox Power Generation Group, Inc.

	TM-075	5	Registered	73/782055	21-Feb-1989	1571386	12-Dec-1989	Babcock & Wilcox Power Generation Group, Inc.

BABCOCK & WILCOX M BULLSEYE LOGO

US	TM-422		Registered	74/499978	14-Mar-1994	1900543	20-Jun-1995	Babcock & Wilcox Power Generation Group, Inc.

	TM-422	2	Registered	74/499799	14-Mar-1994	1901922	27-Jun-1995	Babcock & Wilcox Power Generation Group, Inc.

	TM-422	3	Registered	74/499800	14-Mar-1994	1903181	04-Jul-1995	Babcock & Wilcox Power Generation Group, Inc.

	TM-422	4	Registered	74/501629	18-Mar-1994	1900934	20-Jun-1995	Babcock & Wilcox Power Generation Group, Inc.

BABCOCK & WILCOX SERVICE SPECIALISTS (Word Mark)

US	TM-451		Registered	74/591047	27-Oct-1994	1948476	16-Jan-1996	Babcock & Wilcox Power Generation Group, Inc.

babcock.at

US	DN-256		Registered	DOMAIN NAME			04-Sep-2009	Babcock & Wilcox Power Generation Group, Inc.

babcock.be

US	DN-322		Registered	DOMAIN NAME			03-Sep-2010	Babcock & Wilcox Power Generation Group, Inc.

babcock.co.in

US	DN-299		Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	The Babcock & Wilcox Company

babcock.co.kr

US	DN-285		Registered	DOMAIN NAME			01-Feb-2010	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 3 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
babcock.com

US	DN-002	Registered	DOMAIN NAME	24-Mar-1995		24-Mar-1995	The Babcock & Wilcox Company

babcock.com.hk

US	DN-260	Registered	DOMAIN NAME			04-Nov-2009	Babcock & Wilcox Power Generation Group, Inc.

babcock.com.sg

US	DN-287	Registered	DOMAIN NAME			01-Feb-2010	Babcock & Wilcox Power Generation Group, Inc.

babcock.com.tw

US	DN-259	Registered	DOMAIN NAME			04-Nov-2009	Babcock & Wilcox Power Generation Group, Inc.

babcock.it

US	DN-364	Registered	DOMAIN NAME			14-Jun-2011	Babcock & Wilcox Power Generation Group, Inc.

babcock.jobs

US	DN-110	Registered	DOMAIN NAME	08-Jul-2005		08-Jul-2005	The Babcock & Wilcox Company

babcock.kr

US	DN-284	Registered	DOMAIN NAME			01-Feb-2010	Babcock & Wilcox Power Generation Group, Inc.

babcock.sg

US	DN-286	Registered	DOMAIN NAME			01-Feb-2010	Babcock & Wilcox Power Generation Group, Inc.

babcock.us.com

US	DN-319	Registered	DOMAIN NAME			15-Jul-2010	Babcock & Wilcox Power Generation Group, Inc.

babcock.xxx

US	DN-378	Registered	DOMAIN NAME			29-Nov-2011	Babcock & Wilcox Power Generation Group, Inc.

babcockandwilcock.com

US	DN-134	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

babcockandwilcox.biz

US	DN-058	Registered	DOMAIN NAME	25-Apr-2000		13-Dec-2001	The Babcock & Wilcox Company

babcockandwilcox.co

US	DN-311	Filed	DOMAIN NAME	10-May-2010		10-May-2010	Babcock & Wilcox Power Generation Group, Inc.

babcockandwilcox.co.in

US	DN-297	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	The Babcock & Wilcox Company

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 4 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
babcockandwilcox.com.mx

US	DN-249	Registered	DOMAIN NAME			20-Aug-2009	Babcock & Wilcox Power Generation Group, Inc.

babcockandwilcox.in

US	DN-295	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	The Babcock & Wilcox Company

babcockandwilcox.xxx

US	DN-375	Registered	DOMAIN NAME			29-Nov-2011	Babcock & Wilcox Power Generation Group, Inc.

babcockwilcock.com

US	DN-130	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

babcockwilcox.biz

US	DN-059	Registered	DOMAIN NAME	25-Apr-2000		13-Dec-2001	The Babcock & Wilcox Company

babcock-wilcox.biz

US	DN-060	Registered	DOMAIN NAME	25-Apr-2000		13-Dec-2001	The Babcock & Wilcox Company

babcock-wilcox.co

US	DN-310	Filed	DOMAIN NAME	10-May-2010		10-May-2010	Babcock & Wilcox Power Generation Group, Inc.

babcockwilcox.co.in

US	DN-300	Registered	DOMAIN NAME	01-Apr-2010		01-Apr-2010	The Babcock & Wilcox Company

babcock-wilcox.co.in

US	DN-298	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	The Babcock & Wilcox Company

babcockwilcox.com

US	DN-004	Registered	DOMAIN NAME	19-May-1999		19-May-1999	The Babcock & Wilcox Company

babcock-wilcox.com

US	DN-003	Registered	DOMAIN NAME	19-May-1999		19-May-1999	The Babcock & Wilcox Company

babcockwilcox.com.mx

US	DN-248	Registered	DOMAIN NAME			19-Aug-2009	Babcock & Wilcox Power Generation Group, Inc.

babcockwilcox.in

US	DN-301	Registered	DOMAIN NAME	01-Apr-2010		01-Apr-2010	The Babcock & Wilcox Company

babcock-wilcox.in

US	DN-296	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	The Babcock & Wilcox Company

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 5 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
babcockwilcox.jobs

US	DN-111	Registered	DOMAIN NAME	08-Jul-2005		08-Jul-2005	The Babcock & Wilcox Company

babcockwilcox.us

US	DN-079	Registered	DOMAIN NAME	09-Apr-2002		25-Apr-2002	The Babcock & Wilcox Company

babcock-wilcox.us

US	DN-078	Registered	DOMAIN NAME	09-Apr-2002		25-Apr-2002	The Babcock & Wilcox Company

babcockwilcoxmpower.com

US	DN-220	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

babcockwilcoxmpower.net

US	DN-234	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

babcockwilcoxmpower.org

US	DN-232	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

babcoxandwilcox.com

US	DN-135	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

babcoxwilcox.com

US	DN-131	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

babockandwilcox.com

US	DN-133	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

babockwilcox.com

US	DN-129	Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

bandw.co

US	DN-309	Filed	DOMAIN NAME	10-May-2010		10-May-2010	Babcock & Wilcox Power Generation Group, Inc.

beaumontbirch.biz

US	DN-076	Registered	DOMAIN NAME	11-Apr-2002		11-Apr-2002	Diamond Power International, Inc.

beaumontbirch.com

US	DN-074	Registered	DOMAIN NAME	12-Apr-2002		12-Apr-2002	Diamond Power International, Inc.

beaumontbirch.net

US	DN-075	Registered	DOMAIN NAME	12-Apr-2002		12-Apr-2002	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 6 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
beaumontbirch.org

US	DN-077	Registered	DOMAIN NAME	12-Mar-2002		12-Mar-2002	Diamond Power International, Inc.

BLACK LIQUOR CLUB (Word Mark)

US	TM-437	Registered	74/492512	22-Feb-1994	1942067	19-Dec-1995	Babcock & Wilcox Power Generation Group, Inc.

BLACK LIQUOR CLUB LOGO

US	TM-433	Registered	74/484952	31-Jan-1994	1939207	05-Dec-1995	Babcock & Wilcox Power Generation Group, Inc.

BOS (Word Mark)

US	TM-370	Registered	74/274290	11-May-1992	1745641	12-Jan-1993	Diamond Power International, Inc.

b-w.co

US	DN-308	Filed	DOMAIN NAME	10-May-2010			Babcock & Wilcox Power Generation Group, Inc.

b-w.us

US	DN-082	Registered	DOMAIN NAME	09-Apr-2002		25-Apr-2002	The Babcock & Wilcox Company

bwconversionservices.xxx

US	DN-383	Registered	DOMAIN NAME			06-Dec-2011	Babcock & Wilcox Power Generation Group, Inc.

bwdemonterrey.com

US	DN-252	Registered	DOMAIN NAME			03-Sep-2009	Babcock & Wilcox Power Generation Group, Inc.

bwdemonterrey.com.mx

US	DN-251	Registered	DOMAIN NAME			03-Sep-2009	Babcock & Wilcox Power Generation Group, Inc.

bwdemonterrey.net

US	DN-253	Registered	DOMAIN NAME			03-Sep-2009	Babcock & Wilcox Power Generation Group, Inc.

bwempower.com

US	DN-227	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwempower.net

US	DN-225	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwempower.org

US	DN-219	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmne.com

US	DN-218	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 7 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
bwmne.net

US	DN-217	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmne.org

US	DN-236	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmodularnuclearenergy.com

US	DN-235	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmodularnuclearenergy.net

US	DN-224	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmodularnuclearenergy.org

US	DN-223	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmpower.com

US	DN-230	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bw-mpower.com

US	DN-233	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmpower.net

US	DN-228	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bw-mpower.net

US	DN-231	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwmpower.org

US	DN-226	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bw-mpower.org

US	DN-229	Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

bwnes.com

US	DN-371	Registered	DOMAIN NAME			14-Jul-2011	Babcock & Wilcox Nuclear Energy, Inc.

bwnes.net

US	DN-372	Registered	DOMAIN NAME			14-Jul-2011	Babcock & Wilcox Nuclear Energy, Inc.

bwnes.org

US	DN-373	Registered	DOMAIN NAME			14-Jul-2011	Babcock & Wilcox Nuclear Energy, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 8 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
bwservice.biz

US	DN-061		Registered	DOMAIN NAME	25-Apr-2000		13-Dec-2001	The Babcock & Wilcox Company

bwxl.net

US	DN-374		Registered	DOMAIN NAME			12-Aug-2005	Babcock & Wilcox Power Generation Group, Inc.

CEMSCAN

US	TM-789		Registered	74/605141	01-Dec-1994	2016261	12-Nov-1996	Babcock & Wilcox Power Generation Group, Inc.

CFS

US	TM-756		Filed	77/602954	29-Oct-2008	3711230	17-Nov-2009	Babcock & Wilcox Power Generation Group, Inc.

chuihuigi.com.cn (pingyin for sootblower)

US	DN-214		Registered	DOMAIN NAME			24-Jun-2009	Diamond Power International, Inc.

CPM

US	TM-769		Registered	75/318638	02-Jul-1997	2347485	02-May-2000	Babcock & Wilcox Power Generation Group, Inc.

CycloASH

US	TM-719		Registered	78/246419	06-May-2003	3169328	07-Nov-2006	Diamond Power International, Inc.

deltapowerservices.com

US	DN-203		Registered	DOMAIN NAME			13-Aug-2003	Babcock & Wilcox Power Generation Group, Inc.

deltapowerservices.xxx

US	DN-385		Registered	DOMAIN NAME			06-Dec-2011	Diamond Power International, Inc.

DIAMOND (Word Mark)

US	TM-258		Registered	71/304190	04-Aug-1930	279300	13-Jan-1931	Diamond Power International, Inc.

	TM-258	2	Registered	71/096578	15-Jul-1916	113950	14-Nov-1916	Diamond Power International, Inc.

DIAMOND POWER (Word Mark)

US	TM-261		Registered	72/139604	12-Mar-1962	0746554	12-Mar-1963	Diamond Power International, Inc.

	TM-261	2	Registered	72/139605	12-Mar-1962	0755020	20-Aug-1963	Diamond Power International, Inc.

diamond.cn (Chinese characters)

US	DN-209		Registered	DOMAIN NAME			17-Jun-2006	Diamond Power International, Inc.

diamond.com (Chinese characters)

US	DN-208		Registered	DOMAIN NAME			30-Nov-2007	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 9 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
diamond.net (Chinese characters)

US	DN-211	Pending	DOMAIN NAME				Diamond Power International, Inc.

diamond.net.cn (Chinese characters)

US	DN-210	Pending	DOMAIN NAME				Diamond Power International, Inc.

diamondelectronics.biz

US	DN-055	Registered	DOMAIN NAME	16-Mar-1996		13-Dec-2001	Diamond Power International, Inc.

diamondelectronics.com

US	DN-043	Registered	DOMAIN NAME	27-Aug-2001		14-Nov-2001	Diamond Power International, Inc.

diamondelectronics.in

US	DN-289	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

diamondelectronics.net

US	DN-045	Registered	DOMAIN NAME	16-Mar-2000		16-Mar-2000	Diamond Power International, Inc.

diamondelectronics.org

US	DN-044	Registered	DOMAIN NAME	03-Oct-2001		03-Oct-2001	Diamond Power International, Inc.

diamondpower.biz

US	DN-054	Registered	DOMAIN NAME	16-Mar-1996		13-Dec-2001	Diamond Power International, Inc.

diamondpower.co.uk

US	DN-029	Registered	DOMAIN NAME	12-Sep-1996		12-Sep-1996	Diamond Power International, Inc.

diamondpower.com

US	DN-012	Registered	DOMAIN NAME	16-Mar-1996		16-Mar-1996	Diamond Power International, Inc.

diamondpower.eu

US	DN-180	Pending	DOMAIN NAME				Diamond Power International, Inc.

diamondpower.in

US	DN-290	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

diamondpower.info

US	DN-321 Cp	Registered	DOMAIN NAME			15-Jul-2010	Diamond Power International, Inc.

diamondpower.jobs

US	DN-113	Registered	DOMAIN NAME	18-Aug-2005		18-Aug-2005	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 10 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
diamondpower.net

US	DN-033	Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

diamondpower.org

US	DN-034	Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

diamondpower.us

US	DN-083	Registered	DOMAIN NAME	09-Apr-2002		25-Apr-2002	Diamond Power International, Inc.

diamondpower.us.com

US	DN-320	Registered	DOMAIN NAME			15-Jul-2010	Diamond Power International, Inc.

diamondpower.xxx

US	DN-379	Registered	DOMAIN NAME			29-Nov-2011	Diamond Power International, Inc.

diamondpower-cee.cz

US	DN-206	Pending	DOMAIN NAME				Diamond Power International, Inc.

diamondpower-cee.eu

US	DN-207	Pending	DOMAIN NAME				Diamond Power International, Inc.

diamondpowerinternational.co.in

US	DN-291	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

diamondpowerinternational.com

US	DN-171	Registered	DOMAIN NAME			09-Apr-2007	Diamond Power International, Inc.

diamondpowerinternational.in

US	DN-292	Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

diamondpowerinternational.net

US	DN-172	Registered	DOMAIN NAME			10-Apr-2007	Diamond Power International, Inc.

diamondpowerinternational.org

US	DN-173	Registered	DOMAIN NAME			10-Apr-2007	Diamond Power International, Inc.

diamondpowerinternational.xxx

US	DN-382	Registered	DOMAIN NAME			06-Dec-2011	Diamond Power International, Inc.

diamondpowerkorea.com

US	DN-181	Registered	DOMAIN NAME			09-Apr-2004	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 11 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
diamondpowerspecialty.co.in

US	DN-293		Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

diamondpowerspecialty.com

US	DN-118		Registered	DOMAIN NAME	29-Nov-2005		29-Nov-2005	Diamond Power International, Inc.

diamondpowerspecialty.in

US	DN-294		Registered	DOMAIN NAME	31-Mar-2010		31-Mar-2010	Diamond Power International, Inc.

DIAMONIZED

US	TM-449	1	Registered	78/570907	18-Feb-2005	3455244	24-Jun-2008	Diamond Power International, Inc.

DIAMONIZED (Word Mark)

US	TM-449	2	Registered	75/652227	26-Feb-1999	2448661	08-May-2001	Diamond Power International, Inc.

DP & Design (Color) (NEW logo)

US	TM-709		Registered	78/143464	12-Jul-2002	3018397	22-Nov-2005	Diamond Power International, Inc.

DP (STYLIZED DESIGN)

US	TM-262		Registered	72/139733	13-Mar-1962	741246	27-Nov-1962	Diamond Power International, Inc.

	TM-262	2	Registered	72/139732	13-Mar-1962	741270	27-Nov-1962	Diamond Power International, Inc.

DRB-4Z (Word Mark)

US	TM-531	2	Registered	75/545775	01-Sep-1998	2446782	24-Apr-2001	Babcock & Wilcox Power Generation Group, Inc.

DRB-XCL (Word Mark)

US	TM-368		Registered	74/239934	24-Jan-1992	1741145	22-Dec-1992	Babcock & Wilcox Power Generation Group, Inc.

DSVS (Word Mark)

US	TM-552		Registered	75/506297	22-Jun-1998	2393999	10-Oct-2000	Babcock & Wilcox Power Generation Group, Inc.

ELVERITE (Word Mark)

US	TM-084	2	Registered	77/587246	07-Oct-2008	3619276	12-May-2009	Babcock & Wilcox Power Generation Group, Inc.

enertec.com

US	DN-306		Registered	DOMAIN NAME			22-Oct-1995	Babcock & Wilcox Power Generation Group, Inc.

EXTREME

US	TM-767		Published	85/006295	05-Apr-2010			Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 12 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
FlexRod

US	TM-720		Registered	78/246422	06-May-2003	2978785	26-Jul-2005	Diamond Power International, Inc.

FST-GAGE (Word Mark)

US	TM-479	2	Registered	75/295372	20-May-1997	2162018	02-Jun-1998	Babcock & Wilcox Power Generation Group, Inc.

futuregen2-0.com

US	DN-348		Registered	DOMAIN NAME			18-Nov-2010	Babcock & Wilcox Power Generation Group, Inc.

futuregen2-0.net

US	DN-349		Registered	DOMAIN NAME			18-Nov-2010	Babcock & Wilcox Power Generation Group, Inc.

futuregen2-0.org

US	DN-350		Registered	DOMAIN NAME			18-Nov-2010	Babcock & Wilcox Power Generation Group, Inc.

GASTEMP & DESIGN

US	TM-403		Registered	74/415759	23-Jul-1993	1873659	17-Jan-1995	Diamond Power International, Inc.

GEMINI (Word Mark)

US	TM-598		Registered	76/215,395	20-Feb-2001	2687243	11-Feb-2003	Diamond Power International, Inc.

GenClad

US	TM-704		Registered	78/233349	03-Apr-2003	2886366	21-Sep-2004	Babcock & Wilcox Power Generation Group, Inc.

	TM-704	4	Registered	78/233339	03-Apr-2003	2889004	28-Sep-2004	Babcock & Wilcox Power Generation Group, Inc.

generatingpowerfulsolutions.com

US	DN-132		Registered	DOMAIN NAME			24-Mar-2006	The Babcock & Wilcox Company

Generation mPower

US	TM-795		Filed	85/083602	13-Jul-2010			Babcock & Wilcox Nuclear Energy, Inc.

	TM-795	1	Filed	85/083906	13-Jul-2010			Babcock & Wilcox Nuclear Energy, Inc.

generationmpower.biz

US	DN-313		Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.com

US	DN-312		Registered	DOMAIN NAME			06-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.info

US	DN-314		Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 13 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
generationmpower.net

US	DN-315	Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.org

US	DN-316	Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.us

US	DN-317	Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.us.com

US	DN-318	Registered	DOMAIN NAME			14-Jul-2010	B&W Modular Nuclear Energy, LLC

generationmpower.xxx

US	DN-381	Registered	DOMAIN NAME			06-Dec-2011	Babcock & Wilcox Nuclear Energy, Inc.

GlassCam

US	TM-801	Published	85/255660	02-Mar-2011			Diamond Power International, Inc.

Heat Transfer Manager

US	TM-725	Registered	85/250679	24-Feb-2011	4117257	27-Mar-2012	Babcock & Wilcox Power Generation Group, Inc.

HONE & GLOW (Word Mark)

US	TM-287	Registered	73/723107	18-Apr-1988	1516861	13-Dec-1988	Babcock & Wilcox Power Generation Group, Inc.

HYDROBIN

US	TM-500	Registered	72/181735	22-Nov-1963	773659	21-Jul-1964	Diamond Power International, Inc.

HYDRO-EJECTOR (Word Mark)

US	TM-501	Registered	73/374330	12-Jul-1982	1249599	30-Aug-1983	Diamond Power International, Inc.

HYDROJET (Word Mark)

US	TM-700	Registered	76/230869	12-Mar-2001	2599299	23-Jul-2002	Diamond Power International, Inc.

HYDROVACTOR

US	TM-506	Registered	72/181734	22-Nov-1963	774939	11-Aug-1964	Diamond Power International, Inc.

IK-700

US	TM-754	Registered	77/496333	11-Jun-2008	3642266	23-Jun-2009	Diamond Power International, Inc.

IMPAK

US	TM-774	Registered	75/048111	24-Jan-1996	2232541	16-Mar-1999	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 14 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
intechautomation.com

US	DN-366	Registered	DOMAIN NAME			20-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

intechinternational.com

US	DN-365	Registered	DOMAIN NAME			20-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

intechinternational.xxx

US	DN-386	Registered	DOMAIN NAME			06-Dec-2011	Babcock & Wilcox Power Generation Group, Inc.

intech-intl.com

US	DN-369	Registered	DOMAIN NAME			14-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

invaritare.com

US	DN-370	Registered	DOMAIN NAME			20-Jul-2011	Babcock & Wilcox Power Generation Group, Inc.

iveycooper.com

US	DN-204	Pending	DOMAIN NAME				Babcock & Wilcox Power Generation Group, Inc.

iveycooper.xxx

US	DN-387	Registered	DOMAIN NAME			06-Dec-2011	Babcock & Wilcox Power Generation Group, Inc.

JUICECAN

US	TM-777	Registered	76/449434	13-Sep-2002	2736486	15-Jul-2003	Babcock & Wilcox Power Generation Group, Inc.

KilnCam

US	TM-800	Pending	85/255645	02-Mar-2011			Diamond Power International, Inc.

KVB

US	TM-790	Registered	73/291272	29-Dec-1980	1189025	02-Feb-1982	Babcock & Wilcox Power Generation Group, Inc.

kvb-cems.com

US	DN-303	Registered	DOMAIN NAME			05-Aug-1996	Babcock & Wilcox Power Generation Group, Inc.

kvb-enertec.com

US	DN-302	Registered	DOMAIN NAME			29-Oct-1998	Babcock & Wilcox Power Generation Group, Inc.

LM2100 (Word Mark)

US	TM-588	Registered	76/158574	03-Nov-2000	2490831	18-Sep-2001	Babcock & Wilcox Power Generation Group, Inc.

MACT PAK

US	TM-805	Pending	85/534432	06-Feb-2012			Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 15 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
MILLCARE (Word Mark)

US	TM-538	3	Registered	76/360419	17-Jan-2002	2736043	15-Jul-2003	Babcock & Wilcox Power Generation Group, Inc.

modularnuclearenergy.net

US	DN-222		Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

modularnuclearenergy.org

US	DN-221		Registered	DOMAIN NAME			15-Jun-2009	B&W Modular Nuclear Energy, LLC

mPower

US	TM-796		Filed	85/083612	13-Jul-2010			Babcock & Wilcox Nuclear Energy, Inc.

	TM-796	1	Filed	85/083915	13-Jul-2010			Babcock & Wilcox Nuclear Energy, Inc.

mtiresearch.com

US	DN-017		Registered	DOMAIN NAME	13-Jun-1997		13-Jun-1997	McDermott Technology, Inc.

MULTICLONE (Word Mark)

US	TM-510		Registered	72/421977	20-Apr-1972	0978546	12-Feb-1974	Babcock & Wilcox Power Generation Group, Inc.

MYB&W (standard characters)

US	TM-733		Registered	78/433112	10-Jun-2004	3034676	27-Dec-2005	Babcock & Wilcox Power Generation Group, Inc.

mybwbabcock.com

US	DN-182		Registered	DOMAIN NAME			14-Feb-2008	The Babcock & Wilcox Company

mybwstore.com

US	DN-123		Registered	DOMAIN NAME			17-Feb-2006	The Babcock & Wilcox Company

NETDAHS

US	TM-787		Pending	COMMON LAW				Babcock & Wilcox Power Generation Group, Inc.

netdahs.com

US	DN-305		Registered	DOMAIN NAME			30-Nov-2001	Babcock & Wilcox Power Generation Group, Inc.

NOTIS (Word Mark)

US	TM-249	2	Registered	73/715221	07-Mar-1988	1543964	13-Jun-1989	Babcock & Wilcox Power Generation Group, Inc.

ntdahs.com

US	DN-304		Registered	DOMAIN NAME			31-Oct-2000	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 16 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
OBSERVER

US	TM-788	Pending	COMMON LAW				Babcock & Wilcox Power Generation Group, Inc.

ONE WAY (Word Mark)

US	TM-455	Registered	75/422315	19-Jan-1998	2290894	09-Nov-1999	Diamond Power International, Inc.

OPTICAP

US	TM-799	Published	85/238965	10-Feb-2011			Babcock & Wilcox Power Generation Group, Inc.

ourbw.net

US	DN-237	Registered	DOMAIN NAME			09-Jul-2009	The Babcock & Wilcox Company

ourbw.org

US	DN-238	Registered	DOMAIN NAME			09-Jul-2009	The Babcock & Wilcox Company

ourbwbabcock.com

US	DN-239	Registered	DOMAIN NAME			09-Jul-2009	The Babcock & Wilcox Company

ourbwbabcock.net

US	DN-240	Registered	DOMAIN NAME			09-Jul-2009	The Babcock & Wilcox Company

ourbwbabcock.org

US	DN-241	Registered	DOMAIN NAME			09-Jul-2009	The Babcock & Wilcox Company

ourdiamond.net

US	DN-242	Registered	DOMAIN NAME			10-Jul-2009	Diamond Power International, Inc.

ourdiamond.org

US	DN-243	Registered	DOMAIN NAME			10-Jul-2009	Diamond Power International, Inc.

ourdiamondbabcock.com

US	DN-244	Registered	DOMAIN NAME			10-Jul-2009	Diamond Power International, Inc.

ourdiamondbabcock.net

US	DN-245	Registered	DOMAIN NAME			10-Jul-2009	Diamond Power International, Inc.

ourdiamondbabcock.org

US	DN-246	Registered	DOMAIN NAME			10-Jul-2009	Diamond Power International, Inc.

PARTNERSHIP STOCKING PROGRAM

US	TM-347	Registered	74/062676	25-May-1990	1720593	29-Sep-1992	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 17 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
PARTS PLUS (Word Mark)

US	TM-432		Registered	74/485889	02-Feb-1994	1951818	23-Jan-1996	Babcock & Wilcox Power Generation Group, Inc.

pbc-wteproject.com

US	DN-354		Registered	DOMAIN NAME			28-Apr-2011	Babcock & Wilcox Power Generation Group, Inc.

pbc-wteproject.net

US	DN-355		Registered	DOMAIN NAME			28-Apr-2011	Babcock & Wilcox Power Generation Group, Inc.

pbc-wteproject.org

US	DN-356		Registered	DOMAIN NAME			28-Apr-2011	Babcock & Wilcox Power Generation Group, Inc.

POWER CLEAN

US	TM-724		Registered	85/250656	24-Feb-2011	4031634	27-Sep-2011	Babcock & Wilcox Power Generation Group, Inc.

PowerASH

US	TM-739		Registered	78/513189	08-Nov-2004	3065460	07-Mar-2006	Diamond Power International, Inc.

POWERTEC

US	TM-794		Pending	COMMON LAW				Babcock & Wilcox Power Generation Group, Inc.

powertec.com

US	DN-307		Registered	DOMAIN NAME			01-Sep-1994	Babcock & Wilcox Power Generation Group, Inc.

PowerTrain

US	TM-714		Registered	78/208057	28-Jan-2003	2897116	26-Oct-2004	Diamond Power International, Inc.

PRC-100

US	TM-778		Registered	74/012213	18-Dec-1989	1614727	25-Sep-1990	Babcock & Wilcox Power Generation Group, Inc.

PRECIPTECH AND DESIGN

US	TM-780		Registered	73/583729	19-Feb-1986	1410236	23-Sep-1986	Babcock & Wilcox Power Generation Group, Inc.

PRECISION CLEAN (Word Mark)

US	TM-567		Registered	76/042361	24-Apr-2000	2529275	15-Jan-2002	Diamond Power International, Inc.

PrecisionJet (standard characters)

US	TM-722	2	Registered	78/470198	19-Aug-2004	3147543	26-Sep-2006	Babcock & Wilcox Power Generation Group, Inc.

	TM-722	3	Registered	78/470249	19-Aug-2004	3013278	08-Nov-2005	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 18 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
PrecisionJet (stylized and/or with design)

US	TM-722	Registered	78/470266	19-Aug-2004	3147544	26-Sep-2006	Babcock & Wilcox Power Generation Group, Inc.

RACER (Word Mark)

US	TM-140	Registered	72/267795	29-Mar-1967	0855089	20-Aug-1968	Babcock & Wilcox Power Generation Group, Inc.

SENTRYSERIES

US	TM-743	Registered	78/665617	07-Jul-2005	3589020	10-Mar-2009	Diamond Power International, Inc.

sentryseries.com

US	DN-124	Registered	DOMAIN NAME	02-Feb-2006		02-Feb-2006	Diamond Power International, Inc.

sentryseries.net

US	DN-127	Registered	DOMAIN NAME	01-Mar-2006		01-Mar-2006	Diamond Power International, Inc.

sentryseries.xxx

US	DN-380	Registered	DOMAIN NAME			29-Nov-2011	Diamond Power International, Inc.

sentryseriescontrols.com

US	DN-125	Registered	DOMAIN NAME	02-Feb-2006		02-Feb-2006	Diamond Power International, Inc.

sentryseriescontrols.net

US	DN-126	Registered	DOMAIN NAME	01-Mar-2006		01-Mar-2006	Diamond Power International, Inc.

sentryseriescontrols.us

US	DN-174	Registered	DOMAIN NAME			04-Dec-2007	Diamond Power International, Inc.

SMARTREPORTS

US	TM-786	Pending	COMMON LAW				Babcock & Wilcox Power Generation Group, Inc.

SmeltCam

US	TM-730	Registered	78/341285	16-Dec-2003	3415516	22-Apr-2008	Diamond Power International, Inc.

sootblower.co.uk

US	DN-178	Registered	DOMAIN NAME			04-Jun-2004	Diamond Power International, Inc.

sootblower.com (Chinese characters)

US	DN-212	Pending	DOMAIN NAME				Diamond Power International, Inc.

sootblower.com.cn (Chinese characters)

US	DN-213	Pending	DOMAIN NAME				Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 19 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
sootblower.eu

US	DN-179	Pending	DOMAIN NAME				Diamond Power International, Inc.

sootblower.net

US	DN-177	Registered	DOMAIN NAME			26-Feb-2004	Diamond Power International, Inc.

sootblower.net (Chinese characters)

US	DN-215	Pending	DOMAIN NAME				Diamond Power International, Inc.

sootblower.net.cn (Chinese characters)

US	DN-216	Pending	DOMAIN NAME				Diamond Power International, Inc.

SQ-300

US	TM-781	Registered	75/718164	24-May-1999	2399532	31-Oct-2000	Babcock & Wilcox Power Generation Group, Inc.

SteelCam

US	TM-802	Published	85/255674	02-Mar-2011			Diamond Power International, Inc.

STIRLING

US	TM-078	Registered	71/029843	10-Sep-1907	0089810	14-Jan-1913	Babcock & Wilcox Power Generation Group, Inc.

SUNTRANZFORMER

US	TM-798	Published	85/176484	15-Nov-2010			Babcock & Wilcox Power Generation Group, Inc.

swa-wteproject.com

US	DN-358	Registered	DOMAIN NAME			16-May-2011	Babcock & Wilcox Power Generation Group, Inc.

swa-wteproject.net

US	DN-359	Registered	DOMAIN NAME			16-May-2011	Babcock & Wilcox Power Generation Group, Inc.

swa-wteproject.org

US	DN-360	Registered	DOMAIN NAME			16-May-2011	Babcock & Wilcox Power Generation Group, Inc.

swa-wteproject.xxx

US	DN-384	Registered	DOMAIN NAME			06-Dec-2011	Babcock & Wilcox Power Generation Group, Inc.

tbwes.com

US	DN-329	Registered	DOMAIN NAME	14-Sep-2010		14-Sep-2010	Babcock & Wilcox Power Generation Group, Inc.

tbwes.in

US	DN-332	Registered	DOMAIN NAME	14-Sep-2010		14-Sep-2010	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 20 of 22

CTY	CASE NO		SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
tbwes.net

US	DN-330		Registered	DOMAIN NAME	14-Sep-2010		14-Sep-2010	Babcock & Wilcox Power Generation Group, Inc.

tbwes.org

US	DN-331		Registered	DOMAIN NAME	14-Sep-2010		14-Sep-2010	Babcock & Wilcox Power Generation Group, Inc.

TEMPVU

US	TM-803		Published	85/271130	18-Mar-2011			Diamond Power International, Inc.

thebwstore.com

US	DN-122		Registered	DOMAIN NAME			17-Feb-2006	The Babcock & Wilcox Company

THERMO-PROBE (Word Mark)

US	TM-272		Registered	72/115223	09-Mar-1961	723589	07-Nov-1961	Diamond Power International, Inc.

TOWERPAK (Word Mark)

US	TM-352		Registered	74/086326	09-Aug-1990	1652309	30-Jul-1991	Babcock & Wilcox Power Generation Group, Inc.

TRUFLUX

US	TM-721		Registered	78/247391	08-May-2003	2830175	06-Apr-2004	Babcock & Wilcox Power Generation Group, Inc.

UtiliCam

US	TM-738		Registered	78/494808	05-Oct-2004	3410329	08-Apr-2008	Diamond Power International, Inc.

V P A S (Word Mark)

US	TM-192		Registered	73/395364	30-Sep-1982	1291929	28-Aug-1984	Babcock & Wilcox Power Generation Group, Inc.

VAM (Word Mark)

US	TM-150	2	Registered	73/409839	17-Jan-1983	1299266	09-Oct-1984	Babcock & Wilcox Power Generation Group, Inc.

	TM-150	3	Registered	73/737264	30-Jun-1988	1564170	07-Nov-1989	Babcock & Wilcox Power Generation Group, Inc.

V-TEMP

US	TM-760	2	Published	85/099728	04-Aug-2010			Babcock & Wilcox Power Generation Group, Inc.

	TM-760	3	Pending	85/570337	15-Mar-2012			Babcock & Wilcox Power Generation Group, Inc.

WEARESISTOR (Word Mark)

US	TM-461		Registered	74/611124	14-Dec-1994	2169816	30-Jun-1998	Babcock & Wilcox Power Generation Group, Inc.

westernprecip.biz

US	DN-046		Registered	DOMAIN NAME	16-Mar-1996		08-Nov-2001	Diamond Power International, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 21 of 22

CTY	CASE NO	SUB STATUS	APP NO	FILE DATE	REG NO	REG DATE	OWNER
westernprecip.com

US	DN-019	Registered	DOMAIN NAME	02-Nov-1999		02-Nov-1999	Diamond Power International, Inc.

westernprecip.net

US	DN-035	Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

westernprecip.org

US	DN-036	Registered	DOMAIN NAME	04-Dec-2000		04-Dec-2000	Diamond Power International, Inc.

WINDAC

US	TM-783	Registered	75/658874	12-Mar-1999	2335456	28-Mar-2000	Babcock & Wilcox Power Generation Group, Inc.

WINRAP

US	TM-785	Registered	76/176810	07-Dec-2000	2571146	21-May-2002	Babcock & Wilcox Power Generation Group, Inc.

wwwbabcock.com

US	DN-183	Pending	DOMAIN NAME				The Babcock & Wilcox Company

XCL-S (Word Mark)

US	TM-527	Registered	75/175105	05-Sep-1996	2175559	21-Jul-1998	Babcock & Wilcox Power Generation Group, Inc.

*	McDermott Technology Inc. changed its name to Babcock & Wilcox Technology, Inc. April 20, 2010

Babcock & Wilcox Nuclear Power Generation Group, changed its name to Babcock & Wilcox Nuclear Energy, Inc. April 29, 2010

The Babcock & Wilcox Company changed its name to Babcock & Wilcox Power Generation Group, Inc. November 20, 2007

Babcock & Wilcox Modular Nuclear Energy LLC merged into Babcock & Wilcox Nuclear Energy, Inc. June 30, 2011

Monday, May 21, 2012 Prepared by AMSaus	Page 22 of 22

SCHEDULE 3.10

TO PLEDGE AND SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.